                                                                    NUVEEN
                                                                     Investments

--------------------------------------------------------------------------------

Municipal Bond
Funds
                        --------------------------------------------------------
                         ANNUAL REPORT  MAY 31, 2000
--------------------------------------------------------------------------------

 Dependable, tax-free income to help you keep more of what you earn.
--------------------------------------------------------------------------------

[PHOTOS APPEAR HERE]


INVEST WELL


LOOK AHEAD



LEAVE YOUR MARK(SM)


                         Kentucky Municipal Bond Fund
                         Michigan Municipal Bond Fund
                         Ohio Municipal Bond Fund

     Contents

 1   Dear Shareholder

 3   Nuveen Flagship Kentucky Municipal Bond Fund

 6   Nuveen Flagship Michigan Municipal Bond Fund

10   Nuveen Flagship Ohio Municipal Bond Fund

13   Portfolio of Investments

35   Statement of Net Assets

36   Statement of Operations

37   Statement of Changes in Net Assets

38   Notes to Financial Statements

43   Financial Highlights

46   Report of Independent Public Accountants

49   Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.


                                                           ANNUAL REPORT  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT  page 2

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Kentucky Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

"The Kentucky economy remained strong, anchored by strong gains in the auto manufacturing and business services sectors."

Q|   Can you begin our discussion by addressing the reasons why municipal bonds,
__
like most fixed-income securities, performed poorly during the past 12 months?

TOM| Sure. In an effort to rein in the economy and the stock market, the Federal
____
Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

       One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points.

       Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak. The effects of reduced demand were somewhat offset by the dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, reduced their borrowings.

       The Kentucky economy remained strong, anchored by strong gains in the auto manufacturing and business services sectors. Low business costs, below-average energy costs and the state's central location continued to attract commercial businesses. Job growth remained above the national average, while the state's unemployment rate of 3.9% was near a historical low and on par with the national rate of 4.1%.

Q|   How did Nuveen Flagship Kentucky Municipal Bond Fund perform during the
__
fiscal year ended May 31, 2000?

TOM| Nuveen Flagship Kentucky Municipal Bond Fund generated a 12-month total
____
return on net asset value of -3.27%, compared to the -2.52% total return posted by the Lipper Kentucky Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -0.57%.**

Q|   How did the fund perform against the Lehman Brothers Municipal Bond Index?
__

TOM| The fund, as we would expect, underperformed Lehman. Lehman's 12-month
____
average total return was -0.86% for the fiscal year ended May 31, 2000.*** We feel

  * The Lipper Peer Group return represents the average annualized total return of the 16 funds in the Lipper Kentucky Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

 ** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

Lipper's Kentucky-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Kentucky fund to other Kentucky funds as well as to a national benchmark.

KENTUCKY

Top Five Sectors

Tax Obligation (Limited)      19%

Healthcare                    17%

U.S. Guaranteed               13%

Utilities                      9%

Housing (Single Family)        8%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

KENTUCKY

Bond Credit Quality

[Pie chart appears here]

AAA/U.S. Guaranteed...................................... 54%

AA.......................................................  8%

A........................................................ 18%

BBB...................................................... 15%

NR.......................................................  5%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q|   What was your strategy during this difficult period?
__

TOM| Although the type of market environment we experienced over the past year
____
can be distracting, we remained focused on finding attractive opportunities for the fund.

     In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps helped enhance the fund's tax efficiency, as some sales generated tax losses that can be used for up to eight years to offset realized capital gains.

     In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread"- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds must pay increasingly higher yields to attract investors capable and willing to analyze the associated risks.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the hospital and multi-family housing sectors. A good example of a research-intensive purchase was bonds issued through Jefferson County for the Collegiate Housing Foundation to finance student housing at the University of Louisville.

     The analysis supporting this purchase included scrutinizing demand trends, developer experience and qualifications, and security features of the bonds. Even after these recent purchases, the fund's overall credit quality remained high, with nearly 50% of net assets in AAA-rated insured bonds.

Q|   What is your outlook for Nuveen Flagship Kentucky Municipal Bond Fund?
__
TOM| It appears that the bond market is starting to anticipate the end of the
____
Fed's efforts to raise interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bond prices. We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths.

     Drawing on Nuveen's research team, we plan to continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to make up for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

ANNUAL REPORT  page 4

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts
                                 A Shares    B Shares    C Shares    R Shares
NAV                                $10.30      $10.30      $10.29      $10.27
-------------------------------------------------------------------------------
Latest Monthly Dividend*          $0.0460     $0.0395     $0.0410     $0.0475
-------------------------------------------------------------------------------
Fund Symbol                         FKYTX         N/A       FKYCX         N/A
-------------------------------------------------------------------------------
CUSIP                           67065R507   67065R606   67065R705   67065R804
-------------------------------------------------------------------------------
Inception Date                       5/87        2/97       10/93        2/97
-------------------------------------------------------------------------------

*Paid June 1, 2000

 Total Returns as of 5/31/00+

                        A Shares           B Shares        C Shares    R Shares
                      NAV    Offer     w/o CDSC  w/CDSC
1-Year              -3.27%  -7.32%      -3.99%   -7.66%     -3.82%      -3.18%
-------------------------------------------------------------------------------
1-Year TER*         -0.57%  -4.73%      -1.69%   -5.36%     -1.42%      -0.37%
-------------------------------------------------------------------------------
5-Year               4.17%   3.28%       3.47%    3.30%      3.59%       4.26%
-------------------------------------------------------------------------------
5-Year TER*          7.05%   6.14%       5.97%    5.82%      6.17%       7.22%
-------------------------------------------------------------------------------
10-Year              6.39%   5.94%       5.90%    5.90%      5.80%       6.43%
-------------------------------------------------------------------------------
10-Year TER*         9.54%   9.08%       8.79%    8.79%      8.65%       9.63%
-------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

 Total Returns as of 3/31/00+

                        A Shares            B Shares       C Shares    R Shares
                      NAV    Offer     w/o CDSC  w/CDSC       NAV        NAV
1-Year              -2.42%  -6.54%      -3.15%   -6.85%     -2.96%      -2.23%
-------------------------------------------------------------------------------
5-Year               5.11%   4.21%       4.40%    4.24%      4.52%       5.19%
-------------------------------------------------------------------------------
10-Year              6.67%   6.22%       6.18%    6.18%      6.09%       6.72%
-------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                                   A Shares     B Shares   C Shares   R Shares
                                  NAV   Offer   w/o CDSC
Distribution Rate*               5.36%   5.13%      4.60%      4.78%      5.55%
-------------------------------------------------------------------------------
SEC 30-Day Yield                 4.73%   4.53%      3.99%      4.19%      4.94%
-------------------------------------------------------------------------------
Taxable Equivalent Yield         7.28%   6.97%      6.14%      6.45%      7.60%
-------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison[_]

                         [MOUNTAIN CHART APPEARS HERE]

                                                                Lehmon
               Nuveen Flagship         Nuveen Flagship          Brother
               Kentucky Municipal     Kentucky Municipal       Municipal
               Bond Fund (offer)       Bond Fund (NAV)        Bond Index
5/1990           $  9,580                $ 10,000              $ 10,000
5/1991             10,574                  11,037                11,008
5/1992             11,578                  12,086                12,089
5/1993             13,014                  13,585                13,536
5/1994             13,264                  13,845                13,870
5/1995             14,514                  15,150                15,133
5/1996             15,100                  15,762                15,825
5/1997             16,287                  17,001                17,137
5/1998             17,751                  18,529                18,746
5/1999             18,406                  19,213                19,622
5/2000             17,802                  18,583                19,453

-    Nuveen Flagship Kentucky Municipal Bond Fund (Offer) $17,802

--   Nuveen Flagship Kentucky Municipal Bond Fund (NAV) $18,583

---  Lehman Brothers Municipal Bond Index $19,453


Portfolio Statistics

Total Net Assets  $436.1 million

Average Effective Maturity  19.26 years

Average Duration  8.04

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 5

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

--------------------------------------------------------------------------------

Nuveen Flagship Michigan Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q|  Municipal bonds had a very challenging year as the Federal Reserve (the
__
Fed) implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted the attention of investors away
____
from municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

      Second, at the end of 1999, the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds, causing an unexpected rally at the expense of other types of bonds.

      Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

      However, demand for municipal bonds did pick up a bit when the most extreme stock market volatility set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the relative stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q|  For the fiscal year ended May 31, 2000, the fund had a total return of -
__
3.80%, versus its Lipper peer group average's total return of -2.86%. But the year-to-date 2000 figures are positive: The fund returned 1.19% and the Lipper peer group returned 1.28% on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on maintaining an
____
attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen.

      Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks. When you hold a stock, you basically want its price to go up. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

* The Lipper Peer Group returns represent the average annualized total return of the 47 funds in the Lipper Michigan Municipal Debt Funds category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

ANNUAL REPORT  page 6

      The other major difference is price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. A stock, on the other hand, could conceivably drop from $100 per share to one cent and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

      In a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. And, it's better to buy a bond now at $86 than to pay $101 or $102 in a bull market, since the price has to go back to $100. We feel there is upside potential in the fund, since the average bond price as of the end of the fiscal year was in the mid- to high $80s.

Q| And what does the fund's tax-exempt status mean for the numbers?
__

MIKE| Equivalent returns for a similar taxable investment for taxpayers in the
____
combined 34% tax bracket would be -1.20% for the fiscal year ended May 31, 2000.**

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
__

MIKE| The fund, as we would expect, underperformed Lehman's national index.***
____
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's Michigan-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Michigan fund to other Michigan funds as well as to a national benchmark.

" Tax-loss selling' was a huge part of what worked well for the fund in this market. We also helped extend call protection in the fund."

Q| What were some of those positioning measures you mentioned?
__

MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
____
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains (which are taxable to shareholders) the fund may realize. We can apply an offsetting loss now or anytime in the next eight years.

      We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if the terms allow, to reissue at lower rates and reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing because it may be less attractive to investors. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

      In addition, we were able to take advantage of certain inefficiencies in the marketplace to boost the value of some bonds. We purchased insurance in the secondary market for some uninsured bonds, immediately capturing additional value above the cost of the insurance simply as a result of the risk reduction.

      As you can see, the fund was active in a year that lacked buying opportunities.

 ** Taxable equivalent total return equals a fund's taxable equivalent income
    (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                           ANNUAL REPORT  page 7

MICHIGAN

Top Five Sectors

Tax Obligation (General)      21%
Tax Obligation (Limited)      17%
Healthcare                    16%
U.S. Guaranteed               12%
Water and Sewer                9%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

MICHIGAN

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed............  61%

AA.............................  15%

A..............................   7%

BBB............................  14%

NR.............................   3%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


Q| How did new issuance in the Michigan municipal bond market compare to that
__
in the nation, which declined over the last year?

MIKE| Michigan's new issuance was down twice as much as the overall rate, so
____
finding buying opportunities was a challenge. The marketplace was dominated by AA-rated school district issues, so we had to spread our wings far and wide to find lower- or non-rated bonds that would add incremental yield.

      Nuveen research found selling opportunities among individual investors seeking issues with both tax-exempt income and good price appreciation potential, despite generally falling bond prices. For example, we sold a Waterford School District bond at what we felt was an attractive price and used the proceeds to help purchase a portion of a Macomb Township Building Authority bond. This helped us pick up extra call protection.

Q| If it was difficult for a large institutional investor like Nuveen to find
__
opportunities in the market, was this even more challenging for individual investors?

MIKE| It is difficult to impossible for individual investors to have access to
____
the market that institutional investors like Nuveen have. With our size, we have the ability to trade in large blocks and even to negotiate terms of an entire municipal bond issue. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in researching bond issues and finding the deals.

Q| What is your outlook for the fund for the coming months?
__

MIKE| Moody's, Standard & Poors and Fitch all maintained their high ratings for
____
Michigan. Despite autoworker job cuts in recent years due to growing efficiency, unemployment was at a record low of 3% as of May 31, compared to the national average of 4.1%. We expect continued moderate growth in Michigan, though not anywhere near the national level. Manufacturing will continue as the anchor of Michigan's economy.

      We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities. We believe demand for municipal bonds in Michigan will grow if prices rise, presenting us with more selling opportunities.

ANNUAL REPORT  page 8

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts

                                       A Shares        B Shares           C Shares      R Shares
NAV                                      $10.75          $10.77             $10.74         $10.75
-----------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                $0.0475         $0.0405            $0.0425        $0.0490
-----------------------------------------------------------------------------------------------------
Fund Symbol                               FMITX             N/A              FLMCX          NMMIX
-----------------------------------------------------------------------------------------------------
CUSIP                                 67065R853       67065R846          67065R838      67065R820
-----------------------------------------------------------------------------------------------------
Inception Date                             6/85            2/97               6/93           2/97
-----------------------------------------------------------------------------------------------------

*Paid June 1, 2000

Total Returns as of 5/31/00+

                              A Shares                B Shares         C Shares    R Shares
                           NAV       Offer     w/o CDSC     w/CDSC
1-Year                   -3.80%     -7.85%      -4.52%      -8.16%     -4.35%      -3.62%
---------------------------------------------------------------------------------------------
1-Year TER*              -1.20%     -5.36%      -2.32%      -5.95%     -2.04%      -0.93%
---------------------------------------------------------------------------------------------
5-Year                    4.02%      3.13%       3.35%       3.18%      3.46%       4.16%
---------------------------------------------------------------------------------------------
5-Year TER*               6.76%      5.85%       5.72%       5.57%      5.90%       6.97%
---------------------------------------------------------------------------------------------
10-Year                   6.08%      5.62%       5.61%       5.61%      5.47%       6.15%
---------------------------------------------------------------------------------------------
10-Year TER*              9.07%      8.59%       8.34%       8.34%      8.14%       9.17%
---------------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34%).

Total Returns as of 3/31/00+

                         A Shares               B Shares         C Shares    R Shares
                      NAV       Offer     w/o CDSC    w/CDSC       NAV         NAV
1-Year               -2.76%    -6.88%      -3.50%     -7.17%     -3.32%      -2.66%
---------------------------------------------------------------------------------------
5-Year                5.01%     4.11%       4.32%      4.15%      4.42%       5.12%
---------------------------------------------------------------------------------------
10-Year               6.39%     5.94%       5.91%      5.91%      5.76%       6.45%
---------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                                         A Shares           B Shares     C Shares     R Shares
                                      NAV       Offer       w/o CDSC
Distribution Rate*                   5.30%      5.08%        4.51%        4.75%        5.47%
-----------------------------------------------------------------------------------------------
SEC 30-Day Yield                     4.64%      4.45%        3.90%        4.10%        4.84%
-----------------------------------------------------------------------------------------------
Taxable Equivalent Yield             7.03%      6.74%        5.91%        6.21%        7.33%
-----------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


[MOUNTAIN CHART APPEARS HERE]

                                                                     Lehman
            Nuveen Flagship            Nuveen Flagship              Brothers
            Michigan Municipal         Michigan Municipal           Municipal
            Bond Fund (Offer)          Bond Fund (NAV)              Bond Index
5/1990         $  9,580                   $ 10,000                   $ 10,000
5/1991           10,418                     10,875                     11,008
5/1992           11,433                     11,934                     12,089
5/1993           12,834                     13,397                     13,536
5/1994           13,072                     13,645                     13,870
5/1995           14,190                     14,812                     15,133
5/1996           14,704                     15,349                     15,825
5/1997           15,947                     16,646                     17,137
5/1998           17,375                     18,137                     18,746
5/1999           17,973                     18,761                     19,622
5/2000           17,291                     18,049                     19,453

-   Nuveen Flagship Michigan Municipal Bond Fund (Offer) $17,291

--  Nuveen Flagship Michigan Municipal Bond Fund (NAV) $18,049

--- Lehman Brothers Municipal Bond Index $19,453

Portfolio Statistics

Total Net Assets              $273.7 million
--------------------------------------------
Average Effective
Maturity                         18.79 years
--------------------------------------------
Average Duration                        8.93
--------------------------------------------


[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 9

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

"We rely on Nuveen's research staff to identify and recommend issues that others might overlook because of a lower credit rating or no rating."


 * The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

 ** The Lipper Peer Group return represents the average annualized total return of the 52 funds in the Lipper Ohio Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.


For nearly a year, the Federal Reserve Board (the Fed) has continued to raise interest rates in an attempt to stymie inflation. These tightening measures put pressure on nearly all bonds, including municipal securities. Tom Futrell, portfolio manager of Nuveen Flagship Ohio Municipal Bond Fund, discusses the economic environment in which the fund participated, the fund's performance and key investment strategies.

Q|   During the fund's fiscal year ended May 31, 2000, the Federal Reserve (the
__
Fed) implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the allure of the stock market and technology stocks in particular attracted many investor dollars. How did municipal bonds react to this environment during the period?

TOM| The six rate hikes since June 1999 sent interest rates soaring and bond
____
prices plummeting. An unexpected rally in U.S. Treasury bonds at the end of 1999 after the government announced an unprecedented buyback of those issues diverted attention away from municipal bonds.

     On top of that, the stock market has been making headlines on a regular basis, taking more investment dollars. All of this combined to decrease demand for municipal bonds -- at least until later in the first quarter of 2000 -- as the bear market took hold. When extreme volatility hit the stock market beginning in January, demand for municipal bonds did pick up a bit. Investors recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q|   In this somewhat schizophrenic market, Nuveen Flagship Ohio Municipal Bond
__
Fund struggled, reporting a total return of -3.18% for the fiscal year ended May 31, 2000. Comparatively, the Lehman Brothers Municipal Bond Index had a total return of -0.86%.* Was the fund's underperformance a result of particular challenges in the Ohio market?

TOM| Partly. The fixed-income market overall was challenging during the period.
____
In Ohio, new issuance was tight. In fact, for the first five months of 2000, issuance was down 36% in Ohio compared to a 24% decline nationally. That makes it more taxing for us to find and buy good deals for the fund.

     Still, with our research capabilities and our relationships with dealers in the state, we are able to find issues we feel are diamonds in the rough. For instance, we purchased $6.3 million of Ohio Capital Corporation Housing bonds, an offering overlooked by the rest of the Ohio market. The bond offered approximately the same yield as national, non-specialty state bonds in the same sector, at the time of purchase.

     The Lipper Ohio Municipal peer group, which unlike Lehman only includes Ohio-specific funds, reported a total return more in line with our fund's, -2.82%.** Additionally, I want to highlight the fund's one-year taxable equivalent total return, which was -.36% for investors in a 36% combined federal and state income tax

ANNUAL REPORT  page 10
bracket.*** As of May 31, 2000, the fund's SEC 30-day yield was 4.18%, which is equivalent to a 6.53% yield on a taxable investment for investors in the combined 36% federal and state income tax bracket.****

Q|   What other opportunities did you and your team uncover?
__

TOM| With such a tight supply in Ohio, we looked to Puerto Rico municipal bonds,
____
which also qualify as tax-exempt income for the fund's shareholders. A particularly attractive opportunity was a Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority issue that will help finance a coal-fired power plant for AES, the world's largest global independent power producer.

     This issue is an example of our strategy to find deals that are lower-rated, offering higher yields than the AAA- and AA-rated bonds that make up more than 70% of the current portfolio. Of course, this higher yield comes at the expense of higher risk. But, we rely on Nuveen's research staff to identify and recommend issues that others might overlook because of a lower credit rating or no rating. That's somewhat difficult in a state like Ohio, which has been a good credit risk in general. The city of Cleveland was upgraded during the fiscal period to A from A- by Standard & Poor's.

Q|   What are some reasons for the state's strong financial picture?
__

TOM| Much of Cleveland's improvement is due to business development initiative
____
in its downtown area, which has led to greater taxable base. The city is also beginning to see employment growth, although at levels below state averages.

     The Columbus and Cincinnati areas have strong, diverse economies. Both cities are projected to continue growing at a faster pace than the overall state economy. Columbus and Cincinnati have accounted for almost 50% of the state's population and more than 50% of the state's total income.

Q|   Let's get back to your strategy for the fund during the period. How did you
__
manage the fund in this challenging bond environment?

TOM| We had two overall goals during the past 12 months. One was to look for
____
opportunities to buy lower-rated bonds to increase the fund's income-producing potential.

     The second was a `cleaning house' strategy. As we had sell opportunities, we looked to unload those bonds that no longer offered upside potential for our shareholders.

Q|   What is your outlook for the Ohio economy and for the fund?
__

TOM| We believe Ohio's relatively strong economy will continue for the
____
foreseeable future, although we may see slowing construction activity and labor shortages due to a quiet trend of people moving out of the state.

     As for the fund, we'll continue seeking to improve yield and total return potential by looking to lower-rated issues and moving out lower-yielding and poorly structured bonds as we have the opportunity to sell them. Such opportunities became more frequent in the past year with increasing demand for individual bonds by individual investors.


OHIO

Top Five Sectors

U.S. Guaranteed           20%

Healthcare                17%

Tax Obligation (General)  16%

Utilities                 11%

Housing (Single Family)    7%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


OHIO

Bond Credit Quality

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed.......................... 65%
AA..................................  8%
A................................... 12%
BBB.................................  9%
NR..................................  6%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

*** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

**** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                          ANNUAL REPORT  page 11

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate   Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration   A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate   The interest rate charged by banks to lend to other banks
needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond   A bond issued by a state, city, or other municipality to
finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield   A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield   The yield an investor would have to realize on a
fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return   The total return an investor would have to
realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts
                               A Shares             B Shares         C Shares          R Shares
NAV                             $ 10.62              $ 10.62          $ 10.61           $ 10.62
------------------------------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*        $0.0470              $0.0405          $0.0420           $0.0490
------------------------------------------------------------------------------------------------------------------------------------
Fund Symbol                      FOHTX                   N/A            FOHCX             NXOHX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                        67065R762             67065R754        67065R747         67065R739
------------------------------------------------------------------------------------------------------------------------------------
Inception Date                    6/85                  2/97             8/93              2/97
------------------------------------------------------------------------------------------------------------------------------------

*   Paid June 1, 2000

 Total Returns as of 5/31/00+
                                  A Shares                B Shares          C Shares    R Shares
                               NAV        Offer     w/o CDSC    w/CDSC        NAV         NAV
1-Year                       -3.18%      -7.27%       -3.82%   -7.49%        -3.71%      -2.97%
------------------------------------------------------------------------------------------------------------------------------------
1-Year TER*                  -0.36%      -4.57%       -1.41%   -5.09%        -1.20%      -0.03%
------------------------------------------------------------------------------------------------------------------------------------
5-Year                        4.01%       3.12%        3.32%    3.16%         3.44%       4.15%
------------------------------------------------------------------------------------------------------------------------------------
5-Year TER*                   7.01%       6.09%        5.92%    5.78%         6.13%       7.23%
------------------------------------------------------------------------------------------------------------------------------------
10-Year                       6.03%       5.57%        5.53%    5.53%         5.45%       6.10%
------------------------------------------------------------------------------------------------------------------------------------
10-Year TER*                  9.27%       8.80%        8.50%    8.50%         8.37%       9.39%
------------------------------------------------------------------------------------------------------------------------------------

 * Taxable Equivalent Return (based on a combined federal and state income tax rate of 36%).

 Total Returns as of 3/31/00+
                                    A Shares             B Shares          C Shares    R Shares
                               NAV        Offer     w/o CDSC    w/CDSC        NAV         NAV
1-Year                       -2.24%      -6.33%     -2.97%     -6.68%       -2.77%      -2.03%
------------------------------------------------------------------------------------------------------------------------------------
5-Year                        4.86%       3.96%      4.15%      3.98%        4.28%       4.99%
------------------------------------------------------------------------------------------------------------------------------------
10-Year                       6.27%       5.81%      5.78%      5.78%        5.69%       6.34%
------------------------------------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 Tax-Free Yields as of 5/31/00
                                A Shares          B Shares     C Shares       R Shares
                              NAV       Offer       NAV          NAV            NAV
Distribution Rate*           5.31%      5.09%      4.58%        4.75%          5.54%
------------------------------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield             4.18%      4.01%      3.44%        3.64%          4.38%
------------------------------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield     6.53%      6.27%      5.38%        5.69%          6.84%
------------------------------------------------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

      Nuveen Flagship         Nuveen Flagship               Lehman Brothers
      Ohio Municipal          Ohio Municipal                Municipal
      Bond Fund (Offer)       Bond Fund (Nav)               Bond Index

5/1990         $ 9,580           $10,000                      $10,000
5/1991          10,490            10,950                       11,008
5/1992          11,515            12,020                       12,089
5/1993          12,805            13,366                       13,536
5/1994          13,089            13,663                       13,870
5/1995          14,136            14,755                       15,133
5/1996          14,645            15,287                       15,825
5/1997          15,725            16,415                       17,137
5/1998          17,100            17,850                       18,746
5/1999          17,774            18,554                       19,622
5/2000          17,206            17,961                       19,453

-    Nuveen Flagship Ohio Municipal Bond Fund (Offer) $17,206

--   Nuveen Flagship Ohio Municipal Bond Fund (NAV) $17,961

---  Lehman Brothers Municipal Bond Index $19,453

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
Total Net Assets           $588.1  million
--------------------------------------------------------------------------------
Average Effective Maturity   18.22 years
--------------------------------------------------------------------------------
Average Duration              8.34
--------------------------------------------------------------------------------

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT  page 12

                 Portfolio of Investments

                 Nuveen Flagship Kentucky Municipal Bond Fund
                 May 31, 2000

   Principal                                                                                Optional Call                    Market
Amount (000)    Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials -- 5.9%

  $   2,370     Hancock County, Solid Waste Disposal Facilities Revenue Bonds                 5/06 at 102         A-   $  2,335,137
                  Willamette Industries, Inc. Project), Series 1996, 6.600%, 5/01/26

      9,750     County of Henderson, Solid Waste Disposal Revenue Bonds                       3/05 at 102         A2      9,844,868
                  (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                  (Alternative Minimum Tax)

      1,000     Jefferson County, Pollution Control Revenue Bonds (E.I. du Pont               7/03 at 103        AA-      1,028,250
                  de Nemours and Company Project), 1982 Series A, 6.300%, 7/01/12

      3,750     County of Perry, Solid Waste Disposal Revenue Bonds (TJ international         6/04 at 102       N/R       3,799,313
                  Project), Series 1994, 7.000%, 6/01/24 (Alternative Minimum Tax)

                County of Perry, Solid Waste Disposal Revenue Bonds (TJ International
                  Project), Series 1996:
      4,240     6.800%, 5/01/26 (Alternative Minimum Tax)                                     5/06 at 102       N/R       4,244,791
      2,000     6.550%, 4/15/27 (Alternative Minimum Tax)                                     4/07 at 102       N/R       1,923,700

      2,820     City of Wickliffe, Solid Waste Disposal Facility Revenue Bonds,               4/06 at 102         A2      2,671,471
                  Series 1996 (Westvaco Corporation Project), 6.375%, 4/01/26
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.7%

      5,085     City of Campbellsville, Industrial Building Revenue Bonds                     3/09 at 102       BBB-      4,273,993
                  (Campbellsville University Project), Series 1999, 5.500%, 3/01/29

      5,930     County of Jefferson, College Revenue Bonds (Bellarmine College                5/09 at 101       Baa2      4,714,113
                  Project), Series 1999, 5.250%, 5/01/29

      4,000     County of Jefferson, Student Housing Industrial Building Revenue Bonds        9/09 at 102       N/R       3,881,480
                  (Collegiate Housing Foundation -University of Louisville Project),
                  Series 1999A, 7.125%, 9/01/29

        500     Kentucky Higher Education Student Loan Corporation, Insured Student          No Opt. Call       Aaa         519,750
                  Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
                  (Alternative Minimum Tax)

        700     Northern Kentucky University, Consolidated Education Building Revenue         5/01 at 102       AAA         728,105
                  Bonds, Series F, 7.000%, 5/01/10

      2,500     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       2/09 at 101       BBB       2,126,225
                  Control Facilities Financing Authority, Higher Education Revenue Bonds,
                  Series 1999 (Ana G. Mendez University System Project), 5.375%, 2/01/29
-----------------------------------------------------------------------------------------------------------------------------------
                Energy - 4.3%

      5,000     City of Ashland, Pollution Control Revenue Refunding Bonds (Ashland Oil,      8/02 at 102       Baa1      5,136,200
                  Inc. Project), Series 1992, 6.650%, 8/01/09

      9,000     City of Ashland, Sewage and Solid Waste Revenue Bonds, Series 1995            2/05 at 102       Baa1      9,206,640
                  (Ashland Oil, Inc. Project), 7.125%, 2/01/22 (Alternative Minimum Tax)

      4,360     City of Ashland, Solid Waste Revenue Bonds, Series 1991 (Ashland Oil,        10/01 at 102       Baa1      4,492,282
                  Inc. Project), 7.200%, 10/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 16.6%

      1,310     County of Christian, Hospital Revenue Bonds, Series 1996A, Jennie Stuart      7/06 at 102         A-      1,215,562
                  Medical Center, 6.000%, 7/01/17

      3,500     County of Christian, Hospital Revenue and Refunding Bonds, Series 1997A,      7/06 at 102         A-      3,342,675
                  Jennie Stuart Medical Center, 6.000%, 7/01/13

      5,270     County of Clark, Hospital Refunding and Improvement Revenue Bonds             3/07 at 102       BBE       4,724,924
                  (Clark Regional Medical Center Project), Series 1997, 6.200%, 4/01/13

      3,300     County of Daviess, Insured Hospital Revenue Bonds, 1992                       8/02 at 102       AAA       3,317,028
                  (ODCH, Inc. Project), Series A, 6.258%, 8/01/22

____
13

                    Portfolio of Investments
                    Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                        Optional Call                      Market
Amount (000)   Description                                                             Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $ 2,490      County of Floyd, Hospital Revenue Refunding Bonds (FHA-Insured           2/01 at 102       AAA         $ 2,563,604
                Mortgage Loan Highland Hospital Corporation Project), Series
                1991, 7.500%, 8/01/10

    4,000      County of Hopkins, Hospital Revenue Bonds, Series 1991 (The              11/01 at 102      AAA           4,132,520
                Trover Clinic Foundation, Incorporated), 6.625%, 11/15/11

               County of Jefferson, Health Facilities Revenue Bonds, Series
                1992 (Jewish Hospital Healthcare Services Inc. Project):
    1,190         6.500%, 5/01/15                                                       5/02 at 102       AAA           1,237,053
   12,785         6.550%, 5/01/22                                                       5/02 at 102       AAA          13,004,518

   17,640      County of Jefferson, Health Facilities Revenue Bonds, Series            10/07 at 101       AAA          15,002,820
                1997 (Alliant Health System, Inc. Project), 5.125%, 10/01/27

    2,900      County of Jefferson, Insured Hospital Revenue Bonds, Series             1O/02 at 102       AAA           2,987,435
                1992 (Alliant Health System, Inc. Project), 6.436%, 10/01/14

    1,000      Kentucky Development Finance Authority, Hospital Refunding and          11/01 at 100       AAA           1,011,540
                Improvement Revenue Bonds (St. Elizabeth Medical Center),
                Series 1991A, 6.000%, 11/01/10

    5,000      Kentucky Economic Development Finance Authority, Hospital               12/03 at 102       AAA           5,001,500
                Facilities Revenue Bonds, Series 1993A (Saint Elizabeth Medical
                Center, Inc. Project), 6.000%, 12/01/22

    9,500      Kentucky Economic Development Finance Authority, Hospital                2/07 at 102       AAA           8,880,315
                Revenue and Refunding Revenue Bonds, Series 1997 (Pikeville
                United Methodist Hospital of Kentucky, Inc. Project),
                5.700%, 2/01/28

               Kentucky Economic Development Finance Authority, Hospital
               System Refunding and Improvement Revenue Bonds, Series 1997
               (Appalachian Regional Healthcare, Inc. Project):
      500         5.500%, 10/01/07                                                      No Opt. Call      N/R             406,980
      500         5.600%, 10/01/08                                                      4/08 at 102       N/R             398,730
    3,500         5.850%, 10/01/17                                                      4/08 at 102       N/R           2,435,195
    1,500         5.875%, 10/01/22                                                      4/08 at 102       N/R           1,004,490

    1,665      McCracken County, Hospital Facilities Revenue Refunding Bonds,          11/04 at 102       AAA           1,747,567
               Series 1994A (Mercy Health System), 6.300%, 11/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.2%

    2,500      Greater Kentucky Housing Assistance Corporation, Mortgage                1/03 at 100       AAA           2,501,000
                Revenue Refunding Bonds, Series 1993A (FHA-Insured Mortgage
                Loans - Section 8 Assisted Projects), 6.250%, 7/01/24

    3,510      City of Henderson, Residential Facilities Revenue Bonds                  5/09 at 102       N/R           2,884,623
                (Pleasant Pointe Project), Senior Tax-Exempt Series
                1999A, 6.125%, 5/01/29

    4,600      County of Jefferson, Multifamily Housing Revenue Bonds                   8/08 at 102       AAA           4,309,832
                (Kentucky Towers Project), Series 1998A, 5.650%, E/20/34
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 8.2%

    7,500      Kentucky Housing Corporation, Housing Revenue Bonds, 1996                7/06 at 102       AAA           7,532,475
                Series E, 6.300%, 1/01/28 (Alternative Minimum Tax)

    3,000      Kentucky Housing Corporation, Housing Revenue Bonds, 1997                6/07 at 102       AAA           2,995,860
                Series B, 6.250%, 7/01/28 (Alternative Minimum Tax)

      895      Kentucky Housing Corporation, Housing Revenue Bonds                      7/00 at 102       AAA             914,251
                (FHA-Insured/VA Guaranteed Mortgage Loans), 1988
                Series C, 7.900%, 1/01/21 (Alternative Minimum Tax)

    1,000      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           7/02 at 102       AAA           1,025,180
                Insured or Guaranteed Mortgage Loans), Series 1992B, 6.625%,
                 7/01/14

      175      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           1/03 at 102       AAA             177,604
                 Insured or Guaranteed Mortgage Loans), Series 1991 C-1,
                 6.600%, 1/01/11

    2,560      Kentucky Housing Corporation, Housing Revenue Bonds, 1998                1/09 at 101       AAA           2,223,616
                Series F, 5.000%, Series (Alternative Minimum Tax)

      715      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           1/04 at 102       AAA             723,938
                Insured or Guaranteed Mortgage Loans), 1994 Series A, 6.500%, 7/01/17

    9,480      Kentucky Housing Corporation, Housing Revenue Bonds, 1999                4/09 at 101       AAA           8,199,442
                Series A, 5.200%, 1/01/31

    1,720      Kentucky Housing Corporation, Housing Revenue Bonds (Federally           7/04 at 102       AAA           1,737,957
                Insured or Guaranteed Mortgage Loans), 1994 Series C, 6.400%, 1/01/17

__________
 14

   Principal                                                                                  Optional Call                   Market
Amount (000)  Description                                                                       Provisions*     Ratings**      value
------------------------------------------------------------------------------------------------------------------------------------
              Housing/Single Family (continued)

 $   1,940    Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured or            1/05 at 102   AAA     $ 1,971,331
               Guaranteed Mortgage loans), 1995 Series B, 6.625%, 7/01/26
               (Alternative Minimum Tax)

     5,335    Kentucky Housing Corporation, Housing Revenue Bonds, 1999 Series B,                  4/09 at 101   AAA       4,593,808
               5.250%, 1/01/28 (Alternative Minimum Tax)

     3,750    Kentucky Housing Corporation, Housing Revenue Bonds, 1999 Series E,                  8/09 at 100   AAA       3,500,588
               5.700%, 7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Long-Term Care - 4.5%

     4,840    City of Florence, Kentucky, Housing Facilities Revenue Bonds, Series                 8/09 at 101     A       4,632,896
               1999 (Bluegrass RHF Housing, Inc. Project), 6.375%, 8/15/29

              County of Jefferson, Kentucky, First Mortgage Revenue Bonds, Series
              1994 (The First Christian Church Homes of Kentucky Project):
     1,240     6.000%, 11/15/09                                                                   11/04 at 102   BBB       1,196,997
       715     6.125%, 11/15/13                                                                   11/O4 at 102   BBB         657,793
     3,210     6.125%, 11/15/18                                                                   11/04 at 102   BBB       2,862,004

              Kentucky Economic Development Finance Authority, Health Care Facilities
              Revenue Bonds, Series 1998 (The Christian Church Homes of Kentucky,
              Inc. Obligated Group):
     1,800     5.375%, 11/15/23                                                                    5/08 at 102   BBB       1,512,396
     4,250     5.500%, 11/15/30                                                                    5/08 at 102   BBB       3,202,588

     5,700    Kentucky Economic Development Finance Authority, Tax Exempt Mortgage                 1/08 at 105   AAA       5,586,618
               Revenue Bonds (South Central Nursing Homes, Inc. Project), Series 1997A,
               6.000%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 1.9%

     2,500    County of Jefferson, General Obligation Refunding Bonds, Series 1999C,               5/09 at 100    AA       2,517,850
               6.150%, 5/15/16 (Alternative Minimum Tax)

     1,310    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996, 5.400%, 7/01/25   7/06 at 101 1/2     A       1,198,074

     2,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%, 7/01/25       7/07 at 100     A       1,820,800

     2,600    Commonwealth of Puerto Rico, Public Improvement Bonds of 2000, 5.750%, 7/01/26       7/10 at 100   AAA       2,556,736
------------------------------------------------------------------------------------------------------------------------------------
              Tax obligation/Limited - 18.7%

       615    Boone County School District Finance Corporation, School Building Refunding and      2/03 at 102   Aa3         618,862
               Improvement Revenue Bonds, Series 1993, 6.000%, 2/01/18

     1,595    City of Bowling Green Municipal Projects Corporation, Lease Revenue Bonds,          12/04 at 102    A2       1,668,338
               Series 1994, 6.500%, 12/01/14

     1,005    Casey County School District Finance Corporation, School Building Revenue Bonds,     3/05 at 102   Aa3       1,006,095
               Series 1995, 5.750%, 3/01/15

              Daviess County School District Finance Corporation, School Building Revenue
               Bonds, Series 1994:
       505     5.800%, 5/01/11                                                                     5/04 at 102   Aa3         514,848
       535     5.800%, 5/01/12                                                                     5/04 at 102   Aa3         544,272
       570     5 800%, 5/01/13                                                                     5/04 at 102   Aa3         578,339
       600     5.800%, 5/01/14                                                                     5/04 at 102   Aa3         606,846

     1,070    Fleming County School District Finance Corporation, School Building                  3/05 at 102    A+       1,074,120
               5.875%, 3/01/15

     3,155    City of Florence Public Properties Corporation, First Mortgage Revenue Bonds         6/07 at 102   AAA       2,908,689
               (Administrative Office Complex Project), Series 1997, 5.500%. 6/01/27

     1,260    Floyd County Public Properties Corporation, First Mortgage Revenue Bonds             3/06 at 102    A+       1,140,350
               (Floyd County Justice Center Project), Series 1995A, 5.550%. 9/01/23

     3,550    Floyd County Public Properties Corporation, First Mortgage Revenue Bonds             3/06 at 102    A+       3,523,198
               (Floyd County Justice Center Project), Series 1996B, 6.200%. 9/01/26

     1,200    Floyd County School District Finance Corporation, School Building Revenue            5/05 at 102   Aa3       1,157,940
               Bonds. Series 1995, 5.500%. 5/01/15

_____
15

               Portfolio of Investments

               May 31, 2000

   Principal                                                              Optional Call                              Market
Amount (000)        Description                                            Provisions*          Ratings**            Value
-------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/Limited (continued)

                     Hardin County Building Commission, Revenue
                     Bonds (Detention Facility Project), Series
                     1994:
  $      525           6.200%, 12/01/11                                   12/04 at 102              AAA         $       547,197
       1,775           6.250%, 12/01/14                                   12/04 at 102              AAA               1,841,580

         300         Hardin County School District Finance                 6/01 at 103              Aa3                 314,013
                     Corporation, School Building Revenue Bonds,
                       Series of 1991, 6.800%, 6/01/10

       3,465         Hopkins County School District Finance                6/04 at 102              Aa3               3,558,971
                     Corporation, School Building Revenue Bonds,
                       Series 1994, 6.200%, 6/01/19

       3,195         Jefferson County School District Finance              2/06 at 102              AAA               2,951,829
                     Corporation, School Building Revenue Bonds,
                       Series 1996A, 5.125%, 2/01/16

         955         County of Jefferson, Equipment Lease Purchase         6/00 at 101              N/R                 970,306
                     Revenue Bonds, Series 1987 (Energy System
                       Project), 9.000%, 6/01/03

          80         County of Jefferson, Equipment Lease Purchase         6/00 at 102              N/R                  82,703
                     Revenue Bonds, Series 1988 (Energy System
                       Project), 9.500%, 6/01/03

                     Jessamine County School District Finance
                     Corporation, School Building Revenue Bonds,
                       Series 1991:
         510           6.750%, 6/01/10                                     6/01 at 103              Aa3                 534,659
         545           6.750%, 6/01/11                                     6/01 at 103              Aa3                 571,351

       2,500         Jessamine County School District Finance              6/04 at 102              Aa3               2,535,950
                     Corporation, School Building Revenue Bonds,
                       Series 1994, 6.125%, 6/01/19

       4,500         Kenton County Public Properties Corporation,          3/09 at 101               A1               3,739,995
                     First Mortgage Revenue Bonds (Courthouse
                       Facilities Project), 1998 Series A, 5.000%,
                       3/01/29

         400         Commonwealth of Kentucky, State Property and         11/01 at 102               A+                 416,224
                     Buildings Commission Revenue and Revenue
                       Refunding Bonds, Project No. 40, 2nd Series,
                       6.875%, 11/01/07

         250         Commonwealth of Kentucky, State Property and         10/01 at 102              Aa3                 259,623
                     Buildings Commission Revenue and Revenue
                       Refunding Bonds, Project No. 53, 6.625%,
                       10/01/07

         125         The Turnpike Authority of Kentucky, Resource          7/00 at 100               A+                 125,110
                     Recovery Road Revenue Refunding Bonds,
                       1985 Series A, 6.000%, 7/01/09

                     Lexington Center Corporation, Mortgage Revenue
                     Refunding and Improvement Bonds, Series 1993A:
       2,600           0.000%, 10/01/11                                   No Opt, Call               A1               1,355,562
       2,550           0.000%, 10/01/12                                   No Opt, Call               A1               1,244,783

         435         Lincoln County School District Finance                5/02 at 102              Aa3                 452,256
                     Corporation, School Building Revenue Bonds,
                       Series 1992, 6.200%, 5/01/12

       1,525         McCracken County Public Properties                    9/06 at 102              AAA               1,494,729
                     Corporation, Public Project Revenue Bonds
                       (Court Facilities Project), Series 1995,
                       5.900%, 9/01/26

       1,365         McCreary County School District Finance               8/05 at 102              Aa3               1,324,937
                     Corporation, School Building Revenue Bonds,
                       Second Series of 1995, 5.600%, 8/01/16

       1,410         Morgan County School District Finance                 9/04 at 102              Aa3               1,414,879
                     Corporation, School Building Revenue Bonds,
                       Series 1994, 6.000%, 9/01/14

      13,000         Mount Sterling, Lease Revenue Bonds (Kentucky         3/03 at 102               Aa              13,006,370
                     League of Cities Funding Program),
                       Series 1993A, 6.200%, 3/01/18

                     Pendleton County, County Lease Revenue Bonds,
                     Kentucky Associated Counties Leasing Trust
                     Program, Series 1993-A:
      12,960           6.500%, 3/01/19                                     3/03 at 102                A              13,140,144
         500           6.400%, 3/01/19                                    No Opt, Call                A                 519,690

       8,250         Puerto Rico Highway and Transportation                7/16 at 100                A               7,549,823
                     Authority, Highway Revenue Bonds, Series Y of
                     1996, 5.500%, 7/01/36

         115         Puerto Rico Infrastructure Finance Authority,         7/00 at 100             BBB+                 115,256
                     Special Tax Revenue Bonds, Series 1988A,
                       7.750%, 7/01/08

       7,000         Warren County Justice Center Expansion                9/07 at 102              AAA               6,312,320
                     Corporation, First Mortgage Revenue Bonds, AOC
                       Judicial Facility, Series 1997A, 5.250%,
                     9/01/24

_____
16

   Principal                                                                           Optional Call                        Market
Amount (000)      Description                                                           Provisions*     Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
                  Transportation - 4.8%

   $ 10,640       Kenton County Airport Board, Special Facilities Revenue               2/02 at 100          BBB-     $ 9,830,615
                    Bonds, 1992 Series A (Delta Air Lines, Inc. Project), 6.125%,
                    2/01/22 (Alternative Minimum Tax)

      1,250       Kenton County Airport Board, Cincinnati/Northern Kentucky             3/06 at 102           AAA       1,237,088
                    International Airport Revenue Bonds Series, 1996B, 5.750%,
                    3/01/13

      5,000       Regional Airport Authority of Louisville and Jefferson
                    County, Airport System Revenue Bonds, 1995 Series A,                7/05 at 102           AAA       4,645,250
                    5.625%, 7/01/25 (Alternative Minimum Tax)

      6,000       Regional Airport Authority of Louisville and Jefferson County,
                    Special Facilities Revenue Bonds, 1999 Series A (Airis              3/09 at 101          Baa3       5,100,780
                    Louisville, L.L.C. Project), 5.500%, 3/01/19 (Alternative
                    Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed - 12.5%

        430       Bardstown Independent School District Finance Corporation,           11/O2 at 102        Aa3***         450,760
                    School Building Refunding and Improvement Revenue Bonds,
                    Series of 1992, 6.375%, 5/01/17 (Pre-refunded to 11/01/02)

        725       Bell County School District Finance Corporation, School               9/01 at 102         A+***         756,487
                    Building Revenue Bonds, Series 1991, 6.875%, 9/01/11
                    (Pre-refunded to 9/01/01)

      1,000       Boone County School District Finance Corporation, School              9/01 at 103        Aa3***       1,051,400
                    Building Revenue Bonds, Series C of 1991, 6.750%, 9/01/11
                    (Pre-refunded to 9/01/01)

      1,215       Boone County School District Finance Corporation, School             12/02 at 102        Aa3***       1,267,792
                    Building Refunding and Improvement Revenue Bonds, Series
                    1992, 6.125%, 12/01/17 (Pre-refunded to 12/01/02)

                  Christian County School District Finance Corporation, School
                    Building Revenue Bonds, Series 1991:
        565         6.750%, 6/01/10 (Pre-refunded to 6/01/01)                           6/01 at 102          A***         587,261
        600         6.750%, 6/01/11 (Pre-refunded to 6/01/01)                           6/01 at 102          A***         623,640

      1,645       City of Edgewood Public Properties Corporation, First
                    Mortgage Revenue Bonds (Public Facilities Project),                12/01 at 102         A2***       1,720,390
                    Series 1991, 6.700%, 12/01/21 (Pre-refunded to 12/01/01)

                  City of Florence Public Properties Corporation,
                  First Mortgage Revenue Bonds (Recreational Facilities Project):
        100         7.000%, 3/01/10 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         104,546
        320         7.000%, 3/01/14 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         334,842
        345         7.000%, 3/01/15 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         361,001
        360         7.000%, 3/01/16 (Pre-refunded to 3/01/01)                           3/01 at 103         A3***         376,697

     16,500       Jefferson County Capital Projects Corporation, Lease             2/01 at 24 11/16           AAA       3,936,240
                    Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                    (Pre-refunded to 2/15/01)

      4,900       County of Jefferson, Insured Hospital Revenue Bonds,                 10/02 at 102           AAA       5,112,611
                    Series 1992 (Alliant Health System, Inc Project),
                    6.436%, 10/01/14 (Pre-refunded to 10/29/02)

        815       Kenton County School District Finance Corporation, School            12/01 at 102        Aa3***         852,400
                    Building Revenue Bonds, Series 1991, 6.800%, 12/01/11
                    (Pre-refunded to 12/01/01)

                  Kentucky Development Finance Authority, Hospital Facilities
                  Revenue Bonds, Series 199lA (St. Luke Hospital, Inc.):
      2,000         7,000%, 10/01/11 (Pre-refunded to 10/01/01)                        10/01 at 102           AAA       2,093,680
      9,070         7,000%, 10/01/21 (Pre-refunded to 10/01/01)                        10/01 at 102           AAA       9,494,839

        600       Kentucky Infrastructure Authority, Infrastructure Revolving           6/05 at 102        AA-***         641,484
                    Fund Program Revenue Bonds, 1995 Series J, 6.375%, 6/01/14
                    (Pre-refunded to 6/01/05)

      2,075       Kentucky State Property and Buildings Commission, Revenue Bonds,      9/04 at 102        Aa3***       2,174,393
                    Project No. 56, 6.000%, 9/01/14 (Pre-refunded to 9/01/04)

        250       Laurel County School District Finance Corporation, School             3/01 at 102         A+***         259,045
                    Building Revenue Bonds, 7.000%, 3/01/10 (Pre-refunded to
                    3/01/01)

      1,000       Lawrence County School District Finance Corporation, School          11/04 at 102        Aa3***       1,078,200
                    Building Revenue Bonds, Series 1994, 6.750%, 11/01/14
                    (Pre-refunded to 11/01/04)

                  Lexington -Fayette Urban County Government, Governmental Project
                  Revenue Bonds, Series 1994 (University of Kentucky Alumini
                  Association, Inc. - Commonwealth Library Project):
      3,195         6.750%, 11/01/17 (Pre-refunded to 11/01/04)                        11/04 at 102           AAA       3,456,734
      4,320         6.750%, 11/01/24 (Pre-refunded to 11/01/04)                        11/04 at 102           AAA       4,673,894

                         ____

                Portfolio of Investments

                May 31, 2000

   Principal                                                                           Optional Call                       Market
Amount (000)    Description                                                             Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

    $  2,790    The City of Louisville Parking Authority of River City                   6/01 at 103         A***     $ 2,928,245
                  (PARC), Inc., First Mortgage Revenue Bonds, Series
                  1991, 6.875%, 12/01/20 (Pre-refunded to 6/01/01)

                Montgomery County School District Finance Corporation,
                School Building Revenue Bonds, Series 1991:
         305      6.800%, 6/01/09 (Pre-refunded to 6/01/01)                              6/01 at 102       Aa3***         316,980
         325      6.800%, 6/01/10 (Pre-refunded to 6/01/01)                              6/01 at 102       Aa3***         337,766
         350      6.800%, 6/01/11 (Pre-refunded to 6/01/01)                              6/01 at 102       Aa3***         363,748

       2,000    Northern Kentucky University, Certificates of Participation,             1/01 at 102          AAA       2,068,940
                  Student Housing Facilities, Series 1991, 7.250%, 1/01/12
                  (Pre-funded to 1/01/01)

       1,230    Perry County School District Finance Corporation, School Building        7/02 at 102       Aa3***       1,281,820
                  Revenue Bonds, Series 1992, 6.250%, 7/01/11 (Pre-refunded to
                  7/01/02)

       2,800    City of Russell, Health System Refunding Revenue Bonds, Our Lady of      1/10 at 100      Baa2***       2,786,476
                  Bellefonte Hospital Issue, Series 1997 (Franciscan Health
                  Partnership, Inc.), 5.500%, 7/01/15 (Pre-refunded to 1/01/10)

       1,990    Western Kentucky University, Housing and Dining System Revenue          12/00 at 102          AAA       2,056,665
                  Bonds, Series 1990L, 7.400%, 12/01/10 (Pre-refunded to 12/01/00)

         940    Western Kentucky University, Consolidated Educational Building          11/00 at 102          AAA         969,384
                  Revenue Bonds, Series 1990J, 7.400%, 5/01/10 (Pre-refunded to
                  11/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 9.3%

       7,000    County of Boone, Collateralized Pollution Control Revenue Refunding      1/04 at 102          AAA       6,457,500
                  Bonds, 1994 Series A (The Cincinnati Gas and Electric Company
                  Project), 5.500%, 1/01/24

       5,030    County of Carroll, Collateralized Pollution Control Revenue Bonds        2/02 at 102           A1       4,958,121
                  (Kentucky Utilities Company Project), 1992 Series B, 6.250%,
                  2/01/18

       1,750    County of Jefferson, Pollution Control Revenue Bonds, 1995 Series A      4/05 at 102           A1       1,642,498
                  (Louisville Gas and Electric Company Project), 5.900%,
                  4/15/23

       1,250    Mercer County, Collateralized Pollution Control Revenue Bonds            2/02 at 102           A1       1,255,338
                  (Kentucky Utilities Company Project), Series 1992A, 6.250%,
                  2/01/18

                Owensboro, Kentucky, Electric Light and Power Revenue Bonds,
                Series 1991B:
       7,100      0.000%, 1/01/11                                                       No Opt. Call          AAA       3,900,740
       6,475      0.000%, 1/01/12                                                       No Opt. Call          AAA       3,331,517
       7,900      0.000%, 1/01/17                                                       No Opt. Call          AAA       2,916,522
      13,300      0.000%, 1/01/18                                                       No Opt. Call          AAA       4,592,357
       5,100      0.000%, 1/01/19                                                       No Opt. Call          AAA       1,648,677
       4,725      0.000%, 1/01/20                                                       No Opt. Call          AAA       1,429,218

         400    City of Owensboro, Electric Light and Power System Revenue Bonds,       No Opt. Call          AAA         331,052
                  Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)

       3,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,               7/04 at 102         BBB+       3,032,520
                  Series T, 6.000%, 7/01/16

       4,795    Trimble County, Pollution Control Revenue Bonds (Louisville             11/00 at 102           A1       4,931,897
                  Electric Company), Series 1990A, 7.625%, 11/01/20
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.6%

       1,405    Christian County Water District, Waterworks Revenue Bonds, Series       10/09 at 101          Aaa       1,403,567
                  1999, 6.000%, 1/01/30

         625    City of Danville, Multi-City Lease Revenue Bonds (City of               12/01 at 103          AAA         656,213
                  Radcliff), Sewer System Revenue Project, Fixed Rate Series
                  1991-B, 6.875%, 3/01/19 (Optional put 12/01/10)

       1,750    City of Henderson, Water and Sewer Revenue and Refunding Bonds,         11/04 at 103          AAA       1,832,110
                  Series of 1994A, 6.100%, 11/01/14

         500    Kentucky Infrastructure Authority, Infrastructure Revolving              6/01 at 102          Aa3         518,345
                  Fund Program Revenue Bonds, 1991 Series E, 6.500%, 6/01/11

                Kentucky Infrastructure Authority, Infrastructure Revolving Fund
                Program Revenue Bonds, 1995 Series J:
         440      6.300%, 6/01/10                                                        6/05 at 102          AA-         468,983
         360      6.350%, 6/01/11                                                        6/05 at 102          AA-         384,498

____
18


  Principal                                                                         Optional Call                        Market
Amount (000)     Description                                                          Provisions*       Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer (continued)

                 Kentucky Infrastructure Authority, Governmental Agencies Program
                 Revenue Bonds, 1995 Series G:
  $     420        6.300%, 8/01/10                                                    8/05 at 102             A     $      437,749
        445        6.350%, 8/01/11                                                    8/05 at 102             A            467,246
        825        6.375%, 8/01/14                                                    8/05 at 102             A            871,448

                 Louisville and Jefferson County Metropolitan Sewer District,
                 Sewer and Drainage System Revenue Bonds, Series 1994A:
      2,720        6.750%, 5/15/19                                                   11/04 at 102            MA          2,944,210
      2,070        6.500%, 5/15/24                                                   11/04 at 102           AAA          2,220,220
      2,500        6.750%, 5115125                                                   11/04 at 102           AAA          2,706,075

      3,865      Louisville and Jefferson County Metropolitan Sewer                   2/05 at 102           Aaa          3,571,953
                   District, Sewer and Drainage System Revenue Bonds,
                   Series 1996A, 5.400%, 5/15/22

      6,000      Louisville and Jefferson County Metropolitan Sewer                  11/07 at 101           AAA          5,539,020
                   District, Sewer and Drainage System Revenue Bonds,
                   Series 1997B, 5.350%, 5/15/22

        500      Paducah, Kentucky, Waterworks Revenue Refunding Bonds,               7/01 at 102           AAA            520,111
                   Series 1991, 6.700%, 7/01/09
 ----------------------------------------------------------------------------------------------------------------------------------
  $ 485,795      Total Investments (cost $436,847,994) - 98.2%                                                         428,400,986
===========------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.8%                                                                    7,715,143
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                  $  436,116,129
                 ==================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

____
19

                 Portfolio of Investments

                 Nuveen Flagship Michigan Municipal Bond Fund
                 May 31, 2000

   Principal                                                                         Optional Call                        Market
Amount (000)   Description                                                             Provisions*      Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 2.5%

  $  7,500     The Economic Development Corporation of Dickinson County,             10/03 at 102       Baa1        $  6,883,725
                 Pollution Control Refunding Revenue Bonds (Champion
                 International Corporation Project), Series 1993, 5.850%,
                 10/01/18
 -------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.3%

     1,055     Michigan Strategic Fund, limited Obligation Revenue Bonds             12/03 at 102        BBB             956,980
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%,
                 12/01/13 (Alternative Minimum Tax)
 -------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 3.0%

     2,500     Michigan Strategic Fund, Limited Obligation Refunding Revenue         No Opt. Call          A           2,718,575
                 Bonds, Series 1991A, 7.100%, 2/01/06

     3,000     Michigan Strategic Fund, Multi-Modal Interchangeable Rate              9/05 at 102          A           2,974,050
                 Pollution Control Refunding Revenue Bonds (General Motors
                 Corporation), Series 1995, 6.200%, 9/01/20

     2,650     Michigan Strategic Fund, Limited Obligation Revenue Bonds             No Opt. Call         A-           2,468,793
                 (Worthington Armstrong Venture Project), Series 1997,
                 5.750%, 10/01/22 (Alternative Minimum Tax)
 -------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 0.6%

     1,800     Board of Regents of Eastern Michigan University, General Revenue      12/06 at 101        AAA           1,664,838
                 Bonds, Series 1997, 5.500%, 6/01/27
 -------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 15.5%

       500     City of Farmington Hills Hospital Finance Authority, Hospital          2/02 at 102        AAA             521,975
                 Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/11

               City of Flint Hospital Building Authority, Revenue Rental Bonds,
                 Series 1998B (Hurley Medical Center):

     1,000       5.375%, 7/01/18                                                      7/08 at 101       Baa1             756,290
     1,000       5.375%, 7/01/28                                                      7/08 at 101       Baa1             701,760

       160     County of Grand Traverse Hospital Finance Authority, Hospital          7/02 at 102        AAA             160,645
                 Revenue Refunding Bonds (Munson Healthcare Obligated Group),
                 Series 1992A, 6.250%, 7/01/22

     1,290     Kent Hospital Finance Authority, Hospital Revenue Refunding Bonds     11/01 at 102        AAA           1,329,203
                 (Pine Rest Christian Hospital), Series 1992, 6.500%, 11/01/10

     3,530     Lake View Community Hospital Authority, Hospital Revenue Refunding     2/07 at 101        N/R           3,103,188
                 Bonds, Series 1997, 6.250%, 2/15/13

     6,500     Michigan State Hospital Finance Authority, Revenue and Refunding       8/03 at 102       BBB-           5,670,470
                 Bonds (The Detroit Medical Center Obligated Group), Series
                 1993A, 6.500%, 8/15/18

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue           11/01 at 102        AAA           1,030,730
                 Refunding Bonds (Sparrow Obligated Group), Series 1991,
                 6.500%, 11/15/11

     2,920     Michigan State Hospital Finance Authority, Hospital Revenue and        8/04 at 102       BBB-           2,193,154
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993B, 5.500%, 8/15/23

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue and        1/05 at 102         A+             984,800
                 Refunding Bonds (Otsego Memorial Hospital, Gaylord, Michigan),
                 Series 1995, 6.125%, 1/01/15

     5,000     Michigan State Hospital Finance Authority, Revenue Bonds (Ascension   11/09 at 101         AA           4,752,350
                 Health Credit Group), Series 1999A, 6.125%, 11/15/26

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue           No Opt. Call        BBB             972,260
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan),
                 Series 1995, 6.100%, 10/01/07

     1,000     Michigan State Hospital Finance Authority, Hospital Revenue Bonds     10/06 at 102        BBB             841,870
                 (Michigan Community Hospital), Series 1996, 6.250%, 10/01/27

     2,000     Michigan State Hospital Finance Authority, Hospital Revenue Refunding  8/07 at 101        AA-           1,856,020
                 Bonds (Mercy Health Services), Series 1997S, 5.500%, 8/15/20

____
20

Principal                                                                                   Optional Call                 Market
Amount (000)  Description                                                                    Provisions*    Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
              Healthcare (continued)

$  1,975      Michigan State Hospital Finance Authority, Hospital Revenue and                 5/08 at 101       BBB     $  1,548,084
              Refunding Bonds (Hackley Hospital Obligated Group), Series 1998A,
              5.375%, 5/15/19

   1,250      Michigan State Hospital Finance Authority, Hospital Revenue Bonds
              (The Detroit Medical Center Obligated Group), Series 1998A. 5.250%, 8/15/28     8/O8 at 101      BBB-          877,163

   2,200      Michigan State Hospital Finance Authority, Hospital Revenue Bonds
               (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24                    11/09 at 101       AA-        2,077,636

              Pontiac Hospital Finance Authority, Hospital Revenue Refunding Bonds
               (NOMC Obligated Group), Series 1993:
   3,000       6.000%, 8/01/18                                                                8/03 at 102      BBB-        2,508,990
   5,165       6.000%, 8/01/23                                                                8/03 at 102      BBB-        4,181,946

   6,645      Royal Oak Hospital Finance Authority, Hospital Revenue Refunding                1/O6 at 102       AAA        5,944,816
               Bonds (William Beaumont Hospital), Series 19961, 5.250% 1/01/20

     500      City of Saginaw Hospital Finance Authority (St. Luke's Hospital),               7/01 at 102       AAA          517,975
               Hospital Revenue Refunding Bonds, Series 1991 C, 6.750%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 4.8%

     425      Grand Rapids Housing Corporation, Multifamily Revenue Refunding                 1/O4 at 104       AAA          437,321
               Bonds, Series 1992 (FHA-Insured Mortgage Loan - Section 8 Assisted
               Elderly Project), 7.375%, 7/15/41

     750      Grand Rapids Housing Finance Authority, Multifamily Housing                     9/04 at 100       AAA          805,470
               Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
               7.625%, 9/01/23

   1,190      Michigan State Housing Development Authority, Limited Obligation                4/05 at 102       Aaa        1,222,154
               Multifamily Revenue Refunding Bonds, Series 1995A (GNMA
               Collateralized Program - Parc Pointe Apartments), 6.500%, 10/01/15

   6,000      Michigan State Housing Development Authority, Section 8 Assisted               No Opt. Call       AA-        1,642,080
               Mortgage Revenue Bonds, Series 19831, 0.000%, 4/01/14

   5,000      Michigan State Housing Development Authority, Rental Housing Revenue            4/01 at 102       AA-        5,163,700
               Bonds, 1990
               Series B, 7.550%, 4/01/23

     190      Michigan State Housing Development Authority, Rental Housing Revenue            1/O2 at 102       AA-          196,764
               Bonds, 1991
               Series B, 7.100%, 4/01/21

     400      Michigan State Housing Development Authority, Rental Housing Revenue           10/O2 at 102       AA-          411,744
               Bonds, 1992
               Series A, 6.650%, 4/01/23

   1,000      Michigan State Housing Development Authority, Rental Housing Revenue            6/05 at 102       AAA        1,010,750
               Bonds, 1995
               Series B, 6.150%, 10/01/15

   2,500      Michigan State Housing Development Authority, Rental Housing Revenue            4/09 at 101       AAA        2,117,150
               Bonds, 1999
               Series A, 5.300%, 10/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Housing/Sing1e Family - 3.3%

     720      Michigan State Housing Development Authority, Single Family Mortgage            6/00 at 102       AA+          730,346
               Revenue Bonds.
               Series 1990A, 7.500%, 6/01/15

   2,000      Michigan State Housing Development Authority, Single Family Mortgage            6/10 at 101       AAA        2,010,300
               Revenue Bonds, 1999B-1.
               6.300%, 12/01/20 (Alternative Minimum Tax) (WI)

   1,870      Michigan State Housing Development Authority, Single Family Mortgage            6/04 at 102       AA+        1,833,838
               Revenue Bonds,
               Series 1994A, 6.450%, 12/01/14

   3,930      Michigan State Housing Development Authority, Single Family                    12/04 at 102       AA+        3,930,629
               Mortgage Revenue Refunding Bonds,
               Series 1994C, 6.500%, 6/01/16

     375      Michigan State Housing Development Authority, Single Family                     6/05 at 102       AA+          380,175
               Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16

____
21

               Portfolio of Investments

               May 31, 2000

    Principal                                                                                 Optional Call                  Market
 Amount (000)  Description                                                                      Provisions*    Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.8%

$   2,000      The Economic Development Corporation of the Charter Township of                 7/09 at 101          A     $1,668,140
                 Grand Rapids, Limited Obligation Revenue Bonds (Porter Hills Obligated
                 Group - Cook Valley Estate Project), Series 1999, 5.450%, 7/01/29

    2,500      The Economic Development Corporation of the City of Kalamazoo, Limited          5/07 at 102        BBB      2,131,600
                 Obligation Revenue and Refunding Revenue Bonds (Friendship Village of
                 Kalamazoo), Series 1997A, 6.250%, 5/15/27

               Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian
               Villages of Michigan Obligated Group), Series 1997:
      600        6.375%, 1/01/15                                                               1/07 at 102        N/R        548,388
    1,200        6.500%, 1/01/25                                                               7/05 at 102        N/R      1,065,468
      500        6.375%, 1/01/25                                                               1/07 at 102        N/R        437,485

               Michigan Strategic Fund, Limited Obligation Revenue Bonds (Porter Hills
               Presbyterian Village, Inc. Project), Series 1998:
      400        5.300%, 7/01/18                                                               7/08 at 101          A        342.712
    2,675        5.375%, 7/01/28                                                               7/08 at 101          A      2,203,986

    2,000      Michigan Strategic Fund, Limited Obligation Revenue and Refunding Revenue      11/08 at 101        N/R      1,493,360
                 Bonds, Series 1998 (Holland Home), 5.750%, 11/15/28

    7,110      Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark Retirement     6/08 at 100        BBB+     5,623,655
                 Community, Inc. Project), Series 1998, 5.250%, 6/01/18

      250      The Economic Development Corporation of the City of Warren, Nursing Home
                 Revenue Refunding Bonds (GNMA Mortgage-Backed - Autumn Woods Project),        3/02 at 101        Aaa        251,810
                 Series 1992, 6.900%, 12/20/22
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 20.9%

    1,100      School District of the City of Birmingham, County of Oakland, School           11/07 at 100        AAA        961,488
                 Building and Site Bonds, Series 1998, 5.000%, 11/01/20

    3,455      Charlotte Public Schools, County of Easton, 1999 School Building and Site       5/09 at 100        AAA      3,079,096
                 Bonds (General Obligation - Unlimited Tax), 5.250%, 5/01/25

    3,500      Clarkston Community Schools, County of Oakland, 1997 School Building and        5/07 at 100        AAA      3,145,100
                 Site Bonds (General Obligation - Unlimited Tax), 5.250%, 5/01/23

    1,800      Coopersville Area Public Schools, Counties of Ottawa and Muskegon, 1999         5/09 at 100        AAA      1,522,782
                 School Building and Site Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/29

    2,520      City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax), Series     4/10 at 101        AAA      2,402,820
                 1999-B. 5.500%, 4/01/18

    9,410      School District of the City of Detroit, County of Wayne, School Building        5/09 at 101        AAA      7,621,724
                 and Site Improvement Bonds (Unlimited Tax - General Obligation), Series
                 1998A, 4.750%, 5/01/28

    2,430      School District of the City of Garden City, County of Wayne, 1994 Refunding     5/04 at 101        AAA      2,531,112
                 Bonds (General Obligation - Unlimited Tax), 6.400%, 5/01/11

    5,600      Grand Ledge Public Schools, Counties of Eaton, Clinton and Ionia, 1995          5/05 at 102        AAA      5,082,448
                 Refunding Bonds, 5.375%, 5/01/24

    2,000      Jonesville Community Schools, Counties of Hillsdale and Jackson, 1999           5/09 at 100        AAA      1,919,720
                 School Building and Site Bonds (General Obligation - Unlimited Tax),
                 5.750%, 5/01/29

    1,425      City of Kalamazoo Building Authority, County of Kalamazoo, 1999 Building       10/09 at 100        AAA      1,310,330
                 Authority Bonds, 5.375%, 10/01/22

    2,700      Livonia Public School District, County of Wayne, 1992 School Building           No Opt. Call       AAA      1,745,037
                 and Site Bonds Series II (General Obligation - Unlimited Tax), 0.000%,
                 5/01/08

____
22

Principal                                                                                 Optional Call                  Market
Amount (000)   Description                                                                 Provisions*     Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$   2,000      Macomb Township Building Authority, County of Macomb, 2000                    4/08 at 101      AAA        $ 1,992,660
                 Building Authority Bonds, 6.000%, 4/01/27

    2,800      Michigan Municipal Bond Authority, Local Government Loan                     No Opt. Call      AAA          1,797,516
                 Program Revenue Bonds, Series 1991C, Group A, 0.000%, 6/15/08

    2,775      Milan Area Schools, Counties of Washtenaw and Monroe, 2000                    5/10 at 100      AAA          2,721,665
                 School Building and Site Bonds (General Obligation - Unlimited
                 Tax), Series A and B, 5.750%, 5/01/20

               Okemos Public Schools, County of Ingham, 1993 Refunding Bonds:
    1,000        0.000%, 5/01/17                                                            No Opt. Call      AAA            361,270
    1,020        0.000%, 5/01/18                                                            No Opt. Call      AAA            344,566

    1,500      Portage Lake Water and Sewage Authority, Houghton County, General            10/05 at 102      AAA          1,521,960
                 Obligation - Limited Tax Refunding Bonds, 6.200%, 10/01/20

    1,215      Potterville Public Schools, County of Easton, 1999 School Building            5/09 at 100      AAA          1,186,095
                 and Site Bonds (General Obligation - Unlimited Tax), 5.750%, 5/01/20

      500      Redford Union Schools, District No. 1 County of Wayne, 1997 Refunding        No Opt. Call      AAA            435,875
                 Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/22

      750      South Lyon Community Schools, Counties of Oakland, Washtenaw and              5/01 at 102      AA+            766,845
                 Livingston, 1991 Refunding Bonds (General Obligation - Unlimited Tax),
                 6.250%, 5/01/14

    2,470      Waterford School District, County of Oakland, School District Bonds,          6/04 at 101      AAA          2,604,516
                 Series 1995 (General Obligation - Unlimited Tax), 6.375%, 6/01/14

    5,000      Wayland Union School District, Counties of Allegan, Barry and Kent,           5/05 at 101      AAA          5,282,700
                 1994 School and Building Site Bonds (General Obligation - Unlimited
                 Tax), 6.250%, 5/01/14

    3,270      West Ottawa Public Schools, County of Ottawa, 1992 Refunding Bonds           No Opt. Call      AAA          1,181,353
                 (General Obligation - Unlimited Tax), 0.000%, 5/01/17

    1,000      Western Townships Utilities Authority, Sewage Disposal System Refunding       1/02 at 100      AAA          1,019,000
                 Bonds, Series 1991, 6.500%, 1/01/10

    5,175      Williamston Community School District, General Obligation - Unlimited        No Opt. Call      AAA          4,883,751
                 Tax, Series 1996 (Q-SBLF), 5.500%, 5/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 16.4%

    2,000      City of Detroit Building Authority, Revenue Bonds (District Court             2/07 at 101        A          2,013,740
                 Madison Center), Series A, 6.150%, 2/01/11

    3,705      City of Detroit Downtown Development Authority, Tax Increment Refunding       7/08 at 100      AAA          3,031,727
                 Bonds (Development Area No. 1 Projects), Series 1998A 4.750%, 7/01/25

   15,460      Detroit/Wayne County Stadium Authority, Building Authority (Stadium)          2/07 at 102      AAA         13,745,641
                 Bonds, Series 1997 (Wayne County Limited Tax - General Obligation),
                 5.250%, 2/01/27

               Downtown Development Authority of the City of Grand Rapids, Tax
               Increment Revenue Bonds, Series 1994:
    3,985        0.000%, 6/01/17                                                            No Opt. Call      AAA          1,432,448
    3,495        0.000%, 6/01/18                                                            No Opt. Call      AAA          1,174,704
    1,650        6.875%, 6/01/24                                                             6/04 at 102      AAA          1,763,487

      250      Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,       12/01 at 100      AAA            233,545
                 Series 1992A. 4.750%, 12/01/09

    1,500      Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,       10/09 at 100      AA+          1,255,770
                 Drinking Water Revolving Fund Revenue Bonds, Series 1998, 4.750%,
                 10/01/20

               Michigan State Building Authority, 1991 Revenue Refunding Bonds, Series I:
    1,000        6.750%, 10/01/11                                                           10/01 at 102       AA          1,039,820
    5,000        6.250%, 10/01/20                                                           10/01 at 102       AA          5,045,000

    7,585      Michigan State Building Authority, 1991 Revenue Bonds, Series II,            10/01 at 102       AA          7,653,265
                 6.250%, 10/01/20

    6,000      The House of Representatives of the State of Michigan, Certificates of       No Opt. Call      AAA          1,400,220
                 Participation, 0.000%, 8/15/23

    2,260      Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,  7/02 at 101 1/2        A          2,352,909
                 1992 Series V, 6.625%, 7/01/12

____
23

           Portfolio of Investments

           May 31, 2000

   Principal                                                                         Optional Call                      Market
Amount (000)     Description                                                          Provisions*        Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited (continued)

$         2,000  Puerto Rico Highway and Transportation Authority,
                   Transportation Revenue Bonds,
                   Series A, 5.000%, 7/01/38                                           7/08 at 101       A             $1,651,880

          1.085  Romulus Tax Increment Finance Authority, Wayne
                   County (Limited Obligation Revenue Bonds),
                   1994 Development Bonds, 6.750%, 11/01/19                           11/06 at 100       N/R            1,122,498
 -----------------------------------------------------------------------------------------------------------------------------------
                 Transportation - 0.9%

            250  Capital Region Airport Authority (Lansing,
                   Michigan), Airport Revenue Bonds, Series 1992,
                   6.700%, 7/01/21 (Alternative Minimum Tax)                           7/02 at 102       AAA              260,708

          2,500  Charter County of Wayne, Detroit Metropolitan
                    Wayne County Airport Revenue Bonds,
                    Series 1998A, 5.000%, 12/01/22
                    (Alternative Minimum Tax)                                         12/08 at 101       AAA            2,113,225
 -----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 12.0%

          1.000  City of Battle Creek, County of Calhoun, Battle
                   Creek Downtown Development Authority, 1994
                   Development Bonds, 7.600%, 5/01/16 (Pre-
                   refunded to 5/01/04)                                                5/04 at 102       N/R***         1,099,310

          1,800  City of Battle Creek, County of Calhoun, Tax
                   Increment Finance Authority, 1994 Development Bonds,
                   7.400%, 5/01/16 (Pre-refunded to 5/01/04)                           5/04 at 102       A-***          1,969,506

            750  City of Detroit, Michigan, General Obligation Bonds                   4/01 at 102       AAA              784,890
                   (Unlimited Tax), Series 1991, 8.000%, 4/01/11
                   (Pre-refunded to 4/01/01)

          1,650  School District of the City of Detroit, Wayne County,                 5/01 at 102       AA+***         1,717,980
                   School Building and Site Bonds, (Unlimited Tax -
                   General Obligation), Series 1991, 7.150%, 5/01/11
                   (Pre-refunded to 5/01/01)

          5,700  City of Detroit Downtown Development Authority, Tax Increment         7/06 at 102       N/R***         6,068,733
                    Refunding Bonds (Development Area No. 1 Projects), Series
                    1996C, 6.250%, 7/01/25 (Pre-refunded to 7/01/06)

          2,000  City of Detroit, Michigan, Water Supply System Revenue                7/00 at 102       AAA            2,044,260
                   Bonds, Series 1990, 7.250%, 7/01/20 (Pre-funded to 7/01/00)

            500  City of Farmington Hills Hospital Finance Authority, Hospital         2/02 at 102       AAA              521,975
                   Revenue Bonds (Botsford General Hospital), Series 1992A,
                   6.500%, 2/15/22 (Pre-refunded to 2/15/02)

            750  City of Hudsonville Building Authority, County of Ottawa,            10/02 at 102       AAA              790,530
                   Building Authority Refunding Bonds, Series 1992, 6.600%,
                   10/01/17 (Pre-refunded to 10/01/02)

          2,000  Huron Valley School District, Counties of Oakland and Livingston,     5/01 at 102       N/R***         2,080,040
                   1991 School Building and Site Bonds, 7.100%, 5/01/08
                   (Pre-refunded to 5/01/01)

          4,000  Lake Orion Community School District, County of Oakland, 1994         5/05 at 101       AAA            4,353,280
                   Refunding Bonds (General Obligation - Unlimited Tax), 7.000%,
                   5/01/15 (Pre-refunded to 5/01/05)

          3,000  Michigan Higher Education Facilities Authority, Limited               5/01 at 103       N/R***         3,156,840
                   Obligation, Aquinas College Project, 7.350%, 5/01/11
                   (Pre-refunded to 5/01/01)

            555  Michigan Municipal Bond Authority, State Revolving Fund              10/02 at 102       AA+***           584,487
                   Revenue Bonds, Series 1992A, 6.600%, 10/01/18
                   (Pre-refunded to 10/01/02)

                 Michigan Municipal Bond Authority, State Revolving Fund Revenue
                   Bonds, Series 1994:
          1,000    6.500%, 10/01/14 (Pre-refunded to 10/01/04)                        10/04 at 102       AA+***         1,068,400
          1,000    6.500%, 10/01/17 (Pre-refunded to 10/01/04)                        10/04 at 102       AA+***         1,068,400

            500  Michigan State Hospital Finance Authority, Hospital Revenue          12/02 at 102       AAA              531,135
                   Bonds (MidMichigan Obligated Group), Series 1992, 6.900%,
                   12/01/24 (Pre-refunded to 12/01/02)

            800  Michigan State Hospital Finance Authority, Sisters of Mercy           2/01 at 102       AAA              829,464
                   Health Corporation, Series J, 7.200%, 2/15/01
                   (Pre-refunded to 2/l5/18)

          1,000  Michigan State Hospital Finance Authority, Hospital Revenue          11/0l at 102       Aa2***         1,047,280
                   Bonds (Daughters of Charity National Health System-
                   Providence Hospital), Series 1991, 7.000%, 11/01/21)
                   (Pre-refunded to 11/01/01)

          1,000  Oakland County Economic Development Corporation, Limited             11/04 at 102       Aaa            1,086,710
                   Obligation Revenue Refunding Bonds, Cranbrook Educational
                   Community, Series C, 6.900%, 11/01/14 (Pre-refunded to
                   11/01/04)

            180  Saginaw-Midland Municipal Water Supply Corporation, Water             9/04 at 102       A2***            194,384
                   Supply Revenue Bonds (Limited Tax - General Obligation),
                   Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

          7,000  Vicksburg Community Schools, Counties of Kalamazoo and                5/06 at 37 1/4    AAA            1,894,340
                   St. Joseph, 1991 School Building and Site Bonds, 0.000%,
                   5/01/20 (Pre-refunded to 5/01/06)

____
24

   Principal                                                                             Optional Call                       Market
Amount (000)    Description                                                                Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.9%

   $     400    Michigan Public Power Agency, Belle River Project Refunding Revenue        1/03 at 102         AA-    $     363,820
                  Bonds, 1993 Series A, 5.250%, 1/01/18

       3,000    Michigan State South Central Power Agency, Power Supply System Revenue    11/04 at 102        Baa1        3,134,940
                  Refunding Bonds, 7.000%, 11/01/11

       3,500    Michigan State Strategic Fund, Limited Obligation Revenue Refunding        6/04 at 102         AAA        3,582,075
                  Bonds, Detroit Education Company, Series B, 6.450%, 6/15/24

       1,000    Monroe County Economic Development Corporation, Limited Obligation        No Opt. Call         AAA        1,124,610
                  Revenue Refunding Bonds, Collateralized, Detroit Edison Company,
                  Series AA, 6.950%, 9/01/22

       1,000    County of Monroe, Michigan, Pollution Control Revenue Bonds               No Opt. Call         AAA        1,036,500
                  (The Detroit Edison Company Project), Series A-1994,
                  6.350%, 12/01/04 (Alternative Minimum Tax)

       4,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                No Opt. Call         AAA        1,488,760
                  Series o, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.4%

                City of Detroit, Michigan, Sewage Disposal System Revenue Refunding
                  Bonds, Series 1995-B:
         500      5.250%, 7/01/15                                                          7/05 at 101         AAA          471,375
      10,500      5.250%, 7/01/21                                                          7/05 at 101         AAA        9,454,200

                City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                  Series 1999-A:
       8,000      5.750%, 7/01/26                                                          1/10 at 101         AAA        7,712,000
       2,500      5.875%, 7/01/27                                                          1/10 at 101         AAA        2,448,450

       2,500    City of Detroit, Michigan, Water Supply System Revenue (Senior Lien)       1/10 at 101         AAA        2,410,000
                  Bonds, Series 1999-A, 5.750%, 7/01/26

         500    City of Grand Rapids, Michigan, Sanitary Sewer System Improvement          7/08 at 101         AAA          405,582
                  and Refunding Revenue Bonds, Series 1998A, 4.750%, 1/01/28
-----------------------------------------------------------------------------------------------------------------------------------
   $ 312,450    Total Investments (cost $274,801,093) - 98.3%                                                           269,143,583
============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.6%

   $   1,600    Farmington Hills Hospital Finance Authority (Botsford General                               VMIG-1        1,600,000
============
                  Hospital), Series 1991B, Variable Rate Demand Bonds,
                  4.450%, 2/15/16+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      3,000,409
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 273,743,992
                ===================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

  + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

_____
25

                   Portfolio of Investments

                   Nuveen Flagship Ohio Municipal Bond Fund
                   May 31, 2000

   Principal                                                                             Optional Call                      Market
Amount (000)   Description                                                                 Provisions*   Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.3%

$     1,650    Toledo Lucas County Port Authority, Port Revenue Refunding Bonds,           3/02 at 102        AA-     $  1,725,339
                 Cargill, Inc. Project, 7.250%, 3/01/22
----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.3%

      1,815    Ohio Water Development Authority, Revenue Bonds, USA Waste                  3/02 at 102       N/R         1,851,155
                 Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 0.3%

      1,700    City of Moraine, Ohio, Solid Waste Disposal Revenue Bonds                  No Opt. Call         A         1,596,861
                 (General Motors Corporation Project), Series 1999, 5.650%, 7/01/24
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.3%

      3,500    State of Ohio, Education Loan Revenue Bonds, Series 1997A                   6/07 at 102       AAA         3,387,440
                 (Supplemental Student Loan Program) 1997A1, 5.850%, 12/01/19
                 (Alternative Minimum Tax)

      2,025    Ohio Higher Educational Facility Commission, Higher Educational            12/03 at 102       AAA         2,140,162
                 Facility Mortgage Revenue Bonds (University of Dayton - 1992 Project),
                 6.600%, 12/01/17

      1.200    Ohio Higher Educational Facility Commission, Higher Educational             9/06 at 101       N/R         1,181,688
                 Facility Revenue Bonds (The University of Findlay - 1996 Project),
                 6.125%, 9/01/16

      5,000    Ohio Higher Educational Facility Commission, Revenue Bonds                  5/07 at 102       AAA         4,635,600
                 (Xavier University - 1997 Project), 5.375%, 5/15/22

               Ohio Higher Educational Facility Commission, Case Western Reserve
                 University:
      1,870      7.125%, 10/01/14                                                         10/00 at 102        AA         1,922,379
        750      6,500%, 10/01/20                                                         No Opt. Call        AA           811,200

      4,250    University of Cincinnati, General Receipts Bonds, Series AB,                6/07 at 100       AAA         3,973,495
                 5.375%, 6/01/20

      1,230    Youngstown State University, General Receipts Bonds, 6.000%, 12/15/16      12/04 at 102       AAA         1,295,682
----------------------------------------------------------------------------------------------------------------------------------
               Energy - 0.5%

      2,125    County of Ashtabula, Ohio, Industrial Development Refunding Revenue         5/02 at 102       Baa2        2,179,570
                 Bonds, 1992 Series A (Ashland Oil, Inc. Project), 6.900%, 5/01/10

      1,000    Ohio Air Quality Development Authority, Air Quality Development             4/01 at 102       Baa2        1,031,110
                 Refunding Revenue Bonds, Series 1992 (Ashland Oil, Inc. Project),
                 6.850%, 4/01/10
----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 16.4%

     10,000    Akron, Bath and Copley Joint Township Hospital District, Hospital          11/09 at 101       Baa1        7,648,000
                 Facilities Revenue Bonds, Series 1998A (Summa Health System Project),
                 5.375%, 11/15/24

      1,250    County of Butler, Ohio, Hospital Facilities Revenue Refunding and           1/02 at 102       Baa1        1,284,450
                 Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial Hospital
                 Center), 7.500%, 1/01/10

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series 1991
                 (Guernsey Memorial Hospital Project):
        500    8.000%, 12/01/06                                                           12/01 at 102       BBB           520,005
      1,000    8.000%, 12/01/11                                                           12/01 at 102       BBB         1,035,870

     12,000    County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,               2/09 at 101         A-       11,077,920
                 Series 1999 (The Metrohealth System Project), 6.125%, 2/15/24

      1,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding                2/07 at 102       AAA           971,450
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.625%, 2/15/17

      2,010    County of Erie, Ohio, Hospital Improvement and Refunding Revenue            1/02 at 102         A         2,078,059
                 Bonds, Series 1992 (Firelands Community Hospital Project),
                 6.750%, 1/01/08

____
26

   Principal                                                                          Optional Call                        Market
Amount (000)     Description                                                           Provisions*       Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                 Healthcare (continued)

                 County of Franklin, Ohio, Hospital Refunding and Improvement
                 Revenue Bonds, 1996 Series A (The Children's Hospital Project):
  $       1,575    5.750%, 11/01/15                                                    11/06 at 101         Aa          $ 1,524,143
          5,275    5.875%, 11/01/25                                                    11/06 at 101         Aa            4,989,200

                 County of Franklin, Ohio, Hospital Revenue Bonds, Holy Cross
                 Health Systems Corporation, Series 1996:
            965    5.800%, 6/01/16                                                      6/06 at 102         AA              952,638
          2,000    5.875%, 6/01/21                                                      6/06 at 102         AA            1,941,360

          1,500  Franklin County, Ohio, Hospital Revenue Refunding Bonds                6/00 at 102        AAA            1,533,120
                   (Holy Cross Health System - Mt. Carmel Health), Series 1990-A,
                   7.625%, 6/01/09

          3,000  County of Franklin, Ohio, Hospital Improvement Revenue Bonds,          5/09 at 102        Aa3            2,483,100
                   Series 1999 (The Children's Hospital Project), 5.200%, 5/01/29

          3,000  County of Hamilton, Ohio, Hospital Facilities Revenue Refunding        1/03 at 102          A            3,061,320
                   Bonds, Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/12

          7,690  County of Lorain, Ohio, Hospital Facilities Revenue and Refunding     11/05 at 102        AAA            6,989,595
                   Bonds, Series 1995 (EMH Regional Medical Center), 5.375%, 11/01/21

          1,000  County of Lucas, Ohio, Hospital Improvement Revenue Bonds,             8/00 at 102        AAA            1,023,570
                   Series 1990A (St. Vincent Medical Center), 6.750%, 8/15/20

          3,000  County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series      8/02 at 102        AAA            3,132,600
                   1992 (St. Vincent Medical Center), 6.500%, 8/15/12

            500  Mansfield, Ohio, Hospital Improvement Revenue Bonds, Series 1991      12/01 at 102        AAA              519,840
                   (Mansfield General Hospital Project), 6.700%, 12/01/09

          2,000  County of Marion, Ohio, Hospital Refunding and Improvement Revenue     5/06 at 102       BBB+            1,879,920
                   Bonds, Series 1996 (The Community Hospital), 6.375%, 5/15/11

          1,250  Maumee, Ohio, Hospital Facilities Revenue Bonds (St. Luke's           12/04 at 102        AAA            1,248,175
                   Hospital), Series 1994, 5.800%, 12/01/14

          4,405  County of Miami, Ohio, Hospital Facilities Revenue Refunding           5/06 at 102        BBB            3,910,495
                   and Improvement Bonds, Series 1996A (Upper Valley Medical
                   Center), 6.250%, 5/15/16

          4,205  Miami County, Ohio, Hospital Facilities Revenue Refunding and          5/06 at 102        BBB            3,853,672
                   Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                   6.250%, 5/15/13

          4,000  City of Middleburg Heights, Ohio, Hospital Improvement Refunding       8/08 at 102        AAA            3,911,760
                   Revenue Bonds, Series 1995 (Southwest General Health Center
                   Project), 5.625%, 8/15/15

                 County of Montgomery, Ohio, Hospital Facilities Revenue Refunding
                 and Improvement Bonds, Series 1996 (Kettering Medical Center):
          1,500    5.625%, 4/01/16                                                      4/06 at 102        AAA            1,466,085
          7,000    6.250%, 4/01/20                                                     No Opt. Call        AAA            7,304,430

          9,500  County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,         4/10 at 101       BBB+            8,760,045
                   Series 1999 (Kettering Medical Center Network Obligated Group),
                   6.750%, 4/01/22

          2,500  Montgomery County, Ohio, Sisters Charity Health Care, Series 1992A,    5/03 at 101        AAA            2,605,700
                   6.250%, 5/15/08

                 City of Parma, Ohio, Hospital Improvement and Refunding Revenue
                 Bonds, Series 1998 (The Parma Community Hospital Association):
          1,250    5.350%, 11/01/18                                                    11/08 at 101         A-            1,065,250
          5,000    5.375%, 11/01/29                                                    11/08 at 101         A-            4,028,950

          2,750  County of Trumbull, Ohio, Hospital Refunding and Improvement          11/01 at 102        AAA            2,884,283
                   Revenue Bonds, Series 1991 (Trumbell Memorial Hospital
                   Project), Series 1991B, 6.900%, 11/15/12

            750  County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,        10/03 at 102       Baa2              675,458
                   Series 1993A (Union Hospital Project), 6.500%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                 Housing/Multifamily - 6.8%

          1,600  Butler County, Ohio, Multifamily Housing Revenue Bonds, Series 1998    9/08 at 103        N/R            1,440,896
                   (Anthony Wayne Apartments Project), 6.500%, 9/01/30 (Alternative
                   Minimum Tax)

          1,150  County of Clark, Ohio, Multifamily Housing Revenue Bonds (Church of   11/08 at 103        N/R            1,019,671
                 God Retirement Home), Series 1998, 6.250%, 11/01/30 (Alternative
                 Minimum Tax)

          7,800  County of Cuyahoga, Ohio, Multifamily Housing First Mortgage Revenue   6/09 at 102        N/R            7,135,284
                   Bonds, Series 1999A (Village of Euclid Apartments Project), 6.500%,
                   6/01/31

_____
27

             Portfolio of Investments

             May 31, 2000


   Principal                                                                             Optional Call                     Market
Amount (000)            Description                                                        Provisions*      Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                        Housing/Multifamily (continued)

$ 16,105                County of Franklin, Ohio, Mortgage Revenue Bonds,                    10/07 at 103     Aaa       $14,196,074
                          Series 1997 (GNMA Collateralized - Columbus Properties
                          Project), 5.600%, 4/20/39 (Alternative Minimum Tax)

   6,200                Hamilton County, Ohio, Multifamily Housing Revenue Bonds              1/07 at 102     AAA         5,895,952
                          (Huntington Meadows Project), Series 1997, 5.700%,
                          1/01/27 (Alternative Minimum Tax)

   2,705                County of Henry, Ohio, Health Care Facility Revenue Bonds,            8/09 at 102     AAA         2,704,892
                          Series 1999 (GNMA Collateralized - The Alpine Village Project),
                          6.375%, 2/20/41

   1,790                Lucas Northgate Housing Development Corporation, Mortgage Revenue     1/04 at 102     Aaa         1,753,932
                          Refunding Bonds, Series 1999A (FHA-Insured Mortgage Loan -
                          Northgate Apartments, Section 8 Assisted Project),
                          5.950%, 7/01/19

   6,315                Ohio Capital Corporation for Housing, Mortgage Revenue Refunding      2/09 at 102     Aa2         6,128,013
                          Bonds, Series 1999G (FHA-Insured Mortgage Loans -  Section 8
                          Assisted Projects), 5.950%, 2/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                        Housing/Single Family - 7.3%

   4,500                Ohio Housing Finance Agency, Residential Mortgage Revenue             7/09 at 100     Aaa         4,246,020
                          Bonds, 1999 Series C (Mortgage-Backed Securities Program),
                          5.750%, 9/01/30 (Alternative Minimum Tax)

   4,965                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/07 at 102     Aaa         4,643,268
                          1996 Series B-3 (Mortgage-Backed Securities Program),
                          5.750%, 9/01/28 (Alternative Minimum Tax)

   4,435                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/07 at 102     Aaa         4,108,983
                          Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)

   1,980                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/04 at 102     Aaa         2,005,601
                          Series 1994-A1 (GNMA Mortgage-Backed Securities Program),
                           6.100%, 9/01/14

   4,690                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/04 at 102     AAA         4,811,893
                          Series 1994B1, 6.375%, 9/01/14

  11,250                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/08 at 101     Aaa         9,683,887
                          1999 Series Al (Mortgage-Backed Securities Program),
                          5.250%, 9/01/30 (Alternative Minimum Tax)

  12,795                Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,      9/07 at 102     Aaa        12,674,215
                          Series 1997A, 6.150%, 3/01/29 (Alternative Minimum Tax)

     350                Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds     9/00 at 102     AAA           357,966
                          (GNMA Mortgage-Backed Securities Program), 1990 Series D, 7.500%,
                          9/01/13

     190                Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds     9/01 at 102     AAA           196,572
                          (GNMA Mortgage-Backed Securities Program), 1991 Series D, 7.050%,
                          9/01/36
-----------------------------------------------------------------------------------------------------------------------------------
                        Industrial/Other - 0.4%

   2,775                Cleveland-Cuyahoga County Port Authority, Development Revenue         5/08 at 102     N/R         2,362,025
                          Bonds (Port of Cleveland Bond Fund - Jergens, Inc. Project),
                          Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                         Long-Term Care - 2.2%

   2,000                Cuyahoga County, Ohio, Industrial Development Refunding Revenue       8/01 at 103     AAA         2,082,540
                          Bonds, Series 1991 (University Health Care Center Project),
                           7.300%, 8/01/11

   1,500                County of Franklin, Ohio, Health Care Facilities Revenue Bonds,       7/03 at 102     N/R         1,314,825
                          Series 1993 (Ohio Presbyterian Retirement Services),
                          6.500%, 7/01/23

   3,120                County of Franklin, Ohio, Health Care Facilities Revenue Bonds,      11/05 at 102      Aa         3,137,254
                          Series 1995 (Heinzerling Foundation), 6.200%, 11/01/20

     630                County of Franklin, Hospital Revenue Refunding Bonds, FHA-Insured     8/00 at 102     N/R           619,876
                          Mortgage Loan (Worthington Christian Village Nursing Home),
                          7.000%, 8/01/16

                        County of Hamilton, Ohio, Health Care Facilities Revenue Bonds,
                          Series 1998A (Twin Towers):
   1,000                  5.125%, 10/01/18                                                   10/08 at 101       A           842,970
   1,250                  5.125%, 10/01/23                                                   10/08 at 101       A         1,019,812

                        County of Marion, Ohio, Health Care Facilities Refunding and
                          Improvement Revenue Bonds, Series 1993 (United Church
                          Homes, Inc. Project):
   1,180                  6.375%, 11/15/10                                                   11/03 at 102    BEB-         1,103,123
     750                  6.300%, 11/15/15                                                   11/03 at 102    BBB-           666,225

   2,090                City of Napoleon, Ohio, Health Care Facilities Mortgage Revenue       9/04 at 102      Aa         2,170,131
                          Refunding Bonds, Series 1994 (The Lutheran Orphans and Old Folks
                          Home Society at Napoleon - FHA-Insured Project), 6.875%, 8/01/23

____
28

   Principal                                                                              Optional Call                   Market
Amount (000)   Description                                                                 Provisions*      Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 16.3%

               Adams County/Ohio Valley School District, Counties of Adams and
               Highland, School Improvement Unlimited Tax - General Obligation Bonds,
               Series 1995:
     $ 6,000     7.000%, 12/01/15                                                          No Opt. Call       AAA       $6,841,200
       9,500     5.250%, 12/01/21                                                          12/05 at 102       AAA        8,629,705

       3,955   City of Akron, Ohio, General Obligation Bonds, Various Purpose              12/04 at 102       AAA        4,220,657
                 Improvement Bonds, Series 1994 (Limited Tax), 6.750%, 12/01/14

         600   Anthony Wayne Local School District, Lucas, Wood and Fulton Counties,       No Opt. Call       AAA          275,118
                 School Facilities Construction and Improvement Bonds, 0.000%, 12/01/13

       1,000   Archbold Area Local School District, General Obligation Bonds               12/06 at 102       AAA        1,002,370
                 (Unlimited Tax), Series 1996, 6.000%, 12/01/21

       1,000   Aurora City School District, General Obligation (Unlimited Tax),            12/05 at 102       AAA        1,001,500
                 School Improvement Bonds, Series 1995, 5.800%, 12/01/16

       2,905   Board of Education, Batavia Local School District, County of                12/05 at 102       AAA        3,120,929
                 Clermont, School Improvement Bonds, Series 1995 (Unlimited
                 Tax), 6.300%, 12/01/22

       2,500   Buckeye Valley Local School District, General Obligation (Unlimited         No Opt. Call       AAA        2,799,925
                 Tax), School Improvement Bonds, Series 1995A, 6.850%, 12/01/15

               Chesapeake-Union Exempt Village School District, General Obligation
                 Bonds, Series 1986:
         125     8.500%, 12/01/04                                                          No Opt. Call       N/R          139,166
         125     8.500%, 12/01/05                                                          No Opt. Call       N/R          141,359
         125     8.500%, 12/01/06                                                          No Opt. Call       N/R          143,244
         125     8.500%, 12/01/07                                                          No Opt. Call       N/R          145,004
         125     8.500%, 12/01/08                                                          No Opt. Call       N/R          146,436
         130     8.500%, 12/01/09                                                          No Opt. Call       N/R          153,483

       4,745   City of Cleveland, Ohio, Various Purpose General Obligation Bonds,          11/04 at 102       AAA        5,112,738
                 Series 1994, 6.625%, 11/15/14

         550   County of Columbiana, Ohio, County Jail Facilities Construction             12/O4 at 102        AA          592,840
                 Bonds (General Obligation - Unlimited Tax), 6.600%, 12/01/17

       1,500   City of Columbus, Ohio, General Obligation Refunding Bonds,                  1/O2 at 102       Aaa        1,560,105
                 Series 1992B, 6.500%, 1/01/10

               City of Columbus, Franklin County, General Obligation Bonds:
         590     9.375%, 4/15/06                                                           No Opt. Call       AAA          710,567
         500     9.375%, 4/15/07                                                           No Opt. Call       AAA          615,055

       1,000   County of Cuyahoga, Ohio, General Obligation Various Purpose                No Opt. Call       AA+          980,680
                 Refunding Bonds, Series 1993B (Limited Tax Obligation), 5.250%,
                 10/01/13

       1,345   County of Cuyahoga, Ohio, General Obligation Bonds (Limited Tax             No Opt. Call       AA+        1,332,249
                 Obligation), 5.650%, 5/15/18

         750   City of Defiance, Ohio, Waterworks System Improvement Bonds,                12/04 at 102       AAA          761,235
                 Series 1994, 6.200%, 12/01/20

               Delaware City School District, Delaware County, School Facilities
               Construction and Improvement Bonds (General Obligation - Unlimited
               Tax):
       1,000     0.000%, 12/01/10                                                          No Opt. Call       AAA          557,090
       1,000     0.000%, 12/01/11                                                          No Opt. Call       AAA          522,790

       1,000   Evergreen Local School District, General Obligation (Unlimited Tax),        12/09 at 101       Aaa          957,740
                 School Improvement Bonds, Series 1999, 5.625%, 12/01/24

       1,110   City of Fairborn, Ohio, General Obligation Bonds, Utility Improvement       10/02 at 102       AAA        1,171,328
                 Bonds, Series 1991, 7.000%, 10/01/11

       4,040   County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited Tax -       12/08 at 102       AAA        3,791,944
               General Obligation Bonds), 5.375%, 12/01/20

       1,575   Garaway Local School District, School Improvement Bonds, Series             12/00 at 102       AAA        1,623,951
                 1990 (General Obligation - Unlimited Tax Bonds), 7.200%, 12/01/14

         620   County of Geauga, Ohio, General Obligation (Limited Tax), Sewer             12/05 at 102       Aa2          667,548
                 District Improvement Bonds (Bainbridge Water Project), 6.850%,
                 12/01/10

       1,000   Grandview Heights City School District, Franklin County, School             12/05 at 101        AA        1,002,390
                 Facilities Construction and Improvement Bonds (General Obligation
                 - Unlimited Tax), 6.100%, 12/01/19

       1,000   Huron County, Ohio, Correctional Facility Bonds (Limited Tax-               12/07 at 102       AAA        1,007,610
                 General Obligation), 5.858%, 12/01/16

____
29

Portfolio of Investments

May 31, 2000

   Principal                                                                           Optional Call                    Market
Amount (000)   Description                                                               Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

     $ 1,200   County of Jefferson, Ohio, Human Services Building                       12/01 at 102      AAA         $  1,254,060
                Construction Bonds, Series 1991 (General Obligation-
                Limited Tax), 6.625%, 12/01/14

       1,885   City of Kent, Ohio, General Obligation (Limited Tax), Sewer              12/02 at 102      Aa3            1,976,366
                System Improvement Refunding Bonds, Series 1992, 6.500%,
                12/01/10

       1,070   Kettering, Ohio, General Obligation (Limited Tax), 6.650%,               12/01 at 102      Aa3            1,113,945
                12/01/12

       1,000   Kettering City School District, General Obligation Bonds                 12/05 at 101      AAA              904,060
                (Unlimited Tax), 5,250%, 12/01/22

         500   Kirtland Local School District, School Improvement Bonds,                 6/00 at 102      N/R              510,920
                Series 1989, General Obligation (Unlimited Tax Bonds),
                7.500%, 12/01/09

       1,000   Lakeview Local School District, General Obligation Bonds,                12/04 at 102      AAA            1,090,430
                6.900%, 12/01/14

       1,440   Lakewood, Ohio, General Obligation Bonds, Series 1995b,                  12/05 at 102      Aa3            1,442,174
                5.750%, 12/01/15

       1,000   Lakota Local School District, County of Butler, School General           12/05 at 100      AAA            1,048,870
                Improvement Unlimited Tax - Obligation Bonds, Series 1994, 6.125%,
                12/01/17

               Logan County, Ohio, General Obligation Bonds:
         155    7.750%, 12/01/02                                                        No Opt. Call        A              164,658
         155    7.750%, 12/01/03                                                        No Opt. Call        A              167,614
         155    7.750%, 12/01/04                                                        No Opt. Call        A              170,560
         155    7.750%, 12/01/05                                                        No Opt. Call        A              173,172
         155    7.750%, 12/01/06                                                        No Opt. Call        A              175,489

       1,000   County of Lucas, Ohio, General Obligation (Limited Tax),                12/02  at 102       A1            1,047,090
                Various Purpose Improvement Bonds, Series 1992, 6.650%, 12/01/12

       1,000   County of Lucas, Ohio, General Obligation (Limited Tax),                12/05  at 102      AAA              963,920
                Various Purpose Improvement Bonds, Series 1995-1, 5.400%,
                12/01/15

       1,000   County of Mahoning, Ohio, General Obligation (Limited Tax),              6/00  at 102      AAA            1,021,950
                Various Purpose Improvement Bonds, Series 1989, 7.200%, 12/01/09

       1,000   City of North Olmsted, Ohio, General Obligation (Limited                12/02  at 102      AAA            1,033,990
                Tax), Various Purpose Bonds, Series 1992, 6.250%, 12/15/12

               North Royalton City School District, School Improvement
                Bonds, Series 1994:
       2,200    6.000%, 12/01/14                                                        12/09 at 102      AAA            2,261,666
       2,400    6.100%, 12/01/19                                                        12/09 at 102      AAA            2,442,288

       1,000   State of Ohio, Full Faith and Credit General Obligation                  No Opt. Call      AA+            1,050,780
                Infrastructure Improvement Bonds,
                Series 1994, 6.000%, 8/01/10

               State of Ohio, Full Faith and Credit General Obligation
                Infrastructure Improvement Bonds, Series 1995:
         750    6.200%, 8/01/13                                                          8/O5 at 102      AA+              796,973
       2,000    6.200%, 8/01/14                                                          8/O5 at 102      AA+            2,125,260

       7,640   State of Ohio, Full Faith and Credit General Obligation                  No Opt. Call      AAA            3,571,242
                Infrastructure Improvement Bonds, Series 1993, 0.000%,
                8/01/13

         500   Olmsted Falls, Ohio, Local School District, General                      12/01 at 102      AAA              525,810
               Obligation Bonds, 7.050%, 12/15/11

       1,750   Pickerington Local School District, Fairfield and Franklin               12/01 at 102       A1            1,824,235
                Counties, General Obligation Bonds (Pickerington Public Library
                Project - Unlimited Tax), 6.750%, 12/01/16

               Pickerington Local School District, General Obligation Bonds:
         500    0.000%, 12/01/11                                                        No Opt. Call      AAA              261,395
         500    0.000%, 12/01/13                                                        No Opt. Call      AAA              229,265

       1,000   Revere Local School District, School Improvement Bonds,                  12/03 at 102      AAA            1,010,470
                Series 1993 (General Obligation - Unlimited Tax Bonds),
                6.000%, 12/01/16

       2,340   City of Stow, Ohio, Safety Center Construction Bonds                     12/05 at 102       A1            2,357,410
                (General Obligation - Limited Tax), 6.200%, 12/01/20

       2,870   City of Strongsville, Ohio, Various Purpose Improvement                  12/06 at 102      Aa3            2,874,736
                Bonds, Series 1996 (General Obligation - Limited Tax),
                5.950%, 12/01/21

         540   Trumbull County, Ohio, General Obligation Sewer Bonds,                   12/04 at 102      AAA              560,574
                Series 1994, 6.200%, 12/01/14

       1,320   Twinsburg City School District, General Obligation Bonds,                12/01 at 102      AAA            1,374,318
                6.700%, 12/01/11

____
30

   Principal                                                             Optional Call                        Market
Amount (000)      Description                                              Provisions+          Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/General (continued)

                  Upper Arlington City School District, General
                   Obligation Bonds:
  $  1,830         0.000%, 12/01/11                                      No Opt. Call             AAA        $     956,706
     1,870         0.000%, 12/01/12                                      No Opt. Call             AAA              915,085

     1,910        Vandalia, Ohio, General Obligation Bonds,              12/06 at 101             Aa3            1,897,299
                   5.850%, 12/01/21

     1,000        Woodridge Local School District, General               12/04 at 102             AAA            1,005,600
                   Obligation Bonds, 6.000%, 12/01/19

     1,425        Wooster City School District, Wayne County,            12/02 at 102             AAA            1,502,078
                   General Obligation Bonds (Unlimited Tax),
                   School Building Construction and Improvement,
                   6.500%, 12/01/17

       300        Youngstown, Ohio, General Obligation Bonds             12/04 at 102             AAA              308,565
                   (Limited Tax), Series 1994, 6.125%, 12/01/14
 ----------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited - 6.9%

       500        County of Athens, Ohio, Community Mental Health         6/01 at 102              A+              516,735
                   Revenue Bonds, 1991 Series I, 6.900%, 6/01/10

     6,000        City of Cleveland, Ohio, Certificates of               11/07 at 102             AAA            5,350,620
                   Participation, Series 1997, Cleveland Stadium
                   Project, 5.250%, 1l/15/27

     1,500        Ohio State Building Authority (Juvenile                 9/04 at 102             AAA            1,612,605
                   Correctional Building), 6.600%, 10/01/14

     1,100        Ohio State Department of Transportation,                4/02 at 102             AAA            1,136,069
                   Certificates of Participation, Panhandle
                   Rail Line Project, Series 1992A, 6.500%, 4/15/12

    27,150        Puerto Rico Highway and Transportation Authority        7/16 at 100               A           24,845,780
                   Highway Revenue Bonds, Series Y of 1996,
                   5.500%, 7/01/36

     2,700        Puerto Rico Public Buildings Authority, Revenue        No Opt. Call               A            2,584,629
                   Refunding Bonds, Series L Guaranteed by the
                   Commonwealth of Puerto Rico, 5.500%, 7/01/21

     5,000        Puerto Rico Public Finance Corporation, 1998           No Opt. Call             AAA            4,508,850
                   Series A Bonds (Commonwealth Appropriation Bonds),
                   5.125%, 6/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                  Transportation - 3.2%

     8,500        City of Dayton, Ohio, Special Facilities Revenue        2/08 at 102             BBB            7,402,225
                   Refunding Bonds, Series 1998A (Emery Air Freight
                   Corporation and Emery Worldwide Airlines,
                   Inc. - Guarantors), 5.625%, 2/01/18

    11,000        State of Ohio, Turnpike Revenue Bonds, 1996 Series     No Opt. Call             AAA           11,343,640
                   A, Issued by the Ohio Turnpike Commission,
                   5.500%, 2/15/26
 ----------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed - 20.0%

     2,000        City of Athens (County of Athens), Sanitary Sewer      12/09 at 100            A***            2,210,160
                   System Mortgage Revenue Bonds, Series 1989,
                   7.300%, 12/01/14 (Pre-refunded to 12/01/09)

     3,000        City of Barberton, Ohio, Hospital Facilities Revenue    1/02 at 102          N/R***            3,152,370
                   Bonds, Series 1992 (The Barberton Citizens Hospital
                   Company Project), 7.250%, 1/01/12 (Pre-refunded to
                   1/01/02)

                  City of Bellefontaine, Ohio, Sewer System First
                   Mortgage Revenue Refunding and Improvement Bonds:
     1,000         6.800%, 12/01/07 (Pre-refunded to 12/01/02)           12/02 at 101         Baal***            1,049,040
     1,000         6.900%, 12/01/11 (Pre-refunded to 12/01/02)           12/02 at 101         Baal***            1,051,270

     1,000        Canal Winchester Local School District, Franklin       12/01 at 102             AAA            1,051,700
                   and Fairfield Counties, General Obligation Bonds
                   (Unlimited Tax), School Facilities Construction
                   and Improvement, 7.100%, 12/01/13 (Pre-refunded
                   to 12/01/01)

     1,085        County of Clermont, Ohio, Hospital Facilities           9/01 at 100             AAA            1,119,763
                   Revenue Bonds, Series 1989A (Mercy Health
                  System, Province of  Cincinnati), 7.500%,
                  9/01/19 (Pre-refunded to 9/01/01)

                  County of Clermont, Ohio, Sewer System Revenue
                   Bonds, Series 1990, Clermont County Sewer
                   District:
     1,000         7.250%, 12/01/11 (Pre-refunded to 12/01/00)           12/00 at 102             AAA            1,032,770
     2,000         7.375%, 12/01/20 (Pre-refunded to 12/01/00)           12/00 at 102             AAA            2,066,760

     3,700        County of Clermont, Ohio, Sewer System Revenue
                   Bonds, Series 1991, Clermont County Sewer             12/01 at 102             AAA            3,889,070
                   District, 7.100%, 12/01/21 (Pre-refunded to
                   12/01/01)

                  City of Cleveland, Ohio, General Obligation Bonds,
                   Series 1988:
     1,010         7.500%, 8/01/08 (Pre-refunded to 2/01/03)              2/03 at 100             AAA            1,071,822
     1,010         7.500%, 8/01/09 (Pre-refunded to 2/01/03)              2/03 at 100             AAA            1,071,822

       500        City of Cleveland, Ohio, Various Purpose General        7/02 at 102             AAA              523,095
                   Obligation Bonds, Series 1992, 6.375%, 7/01/12
                   (Pre-refunded to 7/01/02)

____
31

          Portfolio of Investments

          May 31, 2000

   Principal                                                                            Optional Call                     Market
Amount (000)    Description                                                              Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

   $    790    Board of Education of the Cleveland City School District, School          12/01 at 102          Aaa      $  843,428
                  Improvement Bonds, Series 1991 (General Obligation-Unlimited
                  Tax Bonds), 8.250%, 12/01/08 (Pre-refunded to 12/01/01)

      1,155     City of Cleveland, Ohio, Public Power System Improvement First           11/01 at 102          AAA       1,211,503
                  Mortgage Revenue Bonds, Series 1991A, 7.000%, 11/15/17
                  (Pre-refunded to 11/15/01)

      2,115    City of Cleveland, Ohio, Public Power System improvement First            11/01 at 102          AAA       2,218,466
                  Mortgage Revenue Bonds, Series 1991 B, 7.000%, 11/15/17
                  (Pre-refunded to 11/15/01)

        920    City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds,           1/02 at 102          AAA         958,511
                  Series F, 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

               City of Cleveland, Ohio, Waterworks Improvement and Refunding First
               Mortgage Revenue Bonds, Series 1996-H:
      2,280       5.750%, 1/01/21 (Pre-refunded to 1/01/06)                               1/06 at 102          AAA       2,372,522
      5,795       5.750%, 1/01/26 (Pre-refunded to 1/01/06)                               1/06 at 102          AAA       6,030,161

               County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health
               System), Series 1995:
        250       6.250%, 8/15/14 (Pre-refunded to 8/15/05)                               8/05 at 102          AAA         266,290
      5,500       6.250%, 8/15/24 (Pre-refunded to 8/15/05)                               8/05 at 102          AAA       5,858,380

      1,250    Conversion and Remarketing of the County of Cuyahoga, Hospital            10/00 at 103       N/R***       1,297,813
                  Revenue Bonds (Deaconess Hospital of Cleveland Project),
                  Series 19858, 7.450%, 10/01/18 (Pre-refunded to 10/10/00)

      1,000    City of Delphos, Ohio, Sewer System Mortgage Revenue Bonds, Series         9/00 at 102          AAA       1,026,320
                  1990, 7.250%, 9/01/20 (Pre-refunded to 9/01/00)

      1,350    County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,      7/01 at 103       N/R***       1,442,381
                  1991 9/01/20 Series A (Ohio Presbyterian Retirement Services),
                  8.750%, 7/01/21 (Pre-refunded to 7/01/01)

      1,000    County of Franklin, Ohio, Revenue Bonds, Series 1991 (Online Computer      7/01 at 100       N/R***       1,025,120
                  Library Center Incorporated Project), 7.200%, 7/15/06
                  (Pre-refunded to 7/15/01)

      1,000    Board of Education, Gahanna-Jefferson City School District, Franklin      12/00 at 102       N/R***       1,031,860
                  County General Obligation Bonds, Series 1990 A, 7.125%, 12/01/14
                  (Pre-refunded to 12/01/00)

               City of Garfield Heights, Ohio, Hospital Improvement and Refunding
               Revenue Bonds, 19928 (Marymount Hospital Project):
      3,000       6.650%, 11/15/11 (Pre-refunded to 11/15/02)                            11/02 at 102       AA-***       3,165,030
      3,500       6.700%, 11/15/15 (Pre-refunded to 11/15/02)                            11/02 at 102       AA-***       3,696,525

      1,495    County of Hamilton, Ohio, Judson Care Center Nursing Home and Board    8/00 at 101 1/4       AA-***       1,521,312
                  and Care Project (FHA-Insured Mortgage), 7.800%, 8/01/19
                  (Pre-refunded to 8/01/00)

      1,000    Hudson Local School District, General Obligation-Unlimited Tax Bonds,     12/00 at 102        A1***       1,032,730
                  Series 1990A, 7.100%, 12/15/13 (Pre-refunded to 12/15/00)

      1,000    Board of Education of the Hudson Local School District, School            12/00 at 102        A1***       1,032,940
                  Facilities Improvement Bonds, Series 1991A, 7.100%, 12/15/14
                  (Pre-refunded to 12/15/00)

      1,000    Kent State University (A State University of Ohio), General Receipts       5/02 at 102          AAA       1,046,580
                  Bonds, Series 1992, 6.500%, 5/01/22 (Pre-refunded to 5/01/02)

      1,500    City of Lorain, Ohio, Hospital Refunding Revenue Bonds, Series 1992       11/02 at 102        A1***       1,579,635
                  (Lakeland Community Hospital, Inc.), 6.500%, 11/15/12

      1,500    County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1991     12/01 at 102       N/R***       1,594,770
                  (Flower Memorial Hospital), 8.125%, 12/01/11 (Pre-refunded to
                  12/01/01)

      4,250    County of Mahoning, Ohio, Hospital Improvement Revenue Bonds, Series      10/02 at 100          AAA       4,374,185
                  1991 (YHA, Inc. Project), Series 1991A, 7.000%, 10/15/14
                  (Pre-refunded to 10/15/02)

      1,250    City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series     12/01 at 101          AAA       1,301,350
                  1991, 7.050%, 12/01/21 (Pre-refunded to 12/01/01)

      1,850    Massillon City School District, General Obligation - Unlimited Tax        12/00 at 102          AAA       1,910,181
                  School Improvement Bonds, Series 1990, 7.200%, 12/01/11
                  (Pre-refunded to 12/01/00)

      3,000    City of Middleburg Heights, Ohio, Hospital Improvement Revenue Bonds,      8/01 at 102          AAA       3,139,980
                  Series 1991 (Southwest General Hospital Project), 7.200%, 8/15/19
                  (Pre-refunded to 8/15/01)

     11,000    Montgomery County, Ohio, Health System Revenue Bonds, Franciscan           1/08 at 102      Baa2***       1,011,550
                  Medical Center Dayton Campus Issue, Series 1997, 5.500%,
                  7/01/18 (Pre-refunded to 1/01/08)

____
32

   Principal                                                                             Optional Call                       Market
Amount (000)     Description                                                               Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed (continued)

  $    1,000     Mount Gilead, Ohio, Water System Revenue, First Mortgage Bonds,         12/02  at 102       N/R***    $  1,066,950
                   12/01/17 7.200%, (Pre-refunded to 12/01/02)

                 Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds:
       5,700       0.000%, 1/15/15 (Pre-refunded to 7/15/11)                          7/11 at 70 15/32          AAA       2,131,515
       6,460       0.000%, 1/15/15 (Pre-refunded to 1/15/11)                           1/11 at 67 1/32          AAA       2,364,360

          15     Ohio Building Authority, State Facilities Refunding Bonds                 4/03 at 100          AAA          16,594
                   (Frank J. Lausche State Office Building), 1982 Series A,
                   10.125%, 10/01/06 (Pre-refunded to 4/01/03)

       4,865     Ohio Water Development Authority, Water Development Revenue Bonds,       No Opt. Call          AAA       5,023,550
                   Pure Water 1990 Series I, 6.000%, 12/01/16

       1,000     County of Ottawa, Ohio, Sanitary Sewer System Special Assessment          9/01 at 102          AAA       1,046,090
                   Bonds (Portage-Catawba Island Project), Series 1991, 7.000%,
                   9/01/11 (Pre-refunded to 9/01/01)

       1,000     City of Parma, Ohio, Various Purpose General Obligation Bonds,           12/00 at 102        A+***       1,034,510
                   Series 1990 (Limited Tax Obligation), 7.600%, 12/01/11
                   (Pre-refunded to 12/01/00)

       1,600     Pickerington Local School District, General Obligation Bonds,            12/00 at 102          AAA       1,652,672
                   Series 199OB, 7.250%, 12/01/13 (Pre-refunded to 12/01/00)

         700     Puerto Rico Commonwealth Highway Authority, Highway Revenue,              7/00 at 102          AAA         715,911
                   Series Q, 7.750%, 7/01/10 (Pre-refunded to 7/01/00)

       1,500     Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/01 at 102          AAA       1,569,120
                   Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

       3,165     Reynoldsburg City School District, General Obligation Bonds,             12/02 at 102          AAA       3,339,898
                   School Building Construction and Improvement, 6.550%, 12/01/17
                   (Pre-refunded to 12/01/02)

       1,200     Ridgemont Local School District, General Obligation (Unlimited Tax),     12/02 at 102       N/R***       1,280,280
                   School Improvement Bonds, Series 1992, 7.250%, 12/01/14
                   (Pre-refunded to 12/01/02)

         605     Scioto County, Ohio, Human Services Building Bonds, General               8/O1 at 101       N/R***         627,318
                   Obligation, 7.150%, 8/01/11 (Pre-refunded to 8/01/01)

       1,725     County of Shelby, Ohio, Hospital Facilities Revenue Refunding             9/02 at 102       N/R***       1,846,940
                   and Improvement Bonds, Series 1992 (The Shelby County Memorial
                   Hospital Association), 7.700%, 9/01/18 (Pre-refunded to 9/01/02)

       1,000     Sylvania, Ohio, City School District, General Obligation Bonds,           6/02 at 102          AAA       1,049,540
                   6.600%, 6/01/16 (Pre-refunded to 6/01/02)

       1,000     University of Cincinnati, General Receipts Bonds, Series 0, 6.300%,      12/02 at 102        AA***       1,048,480
                   6/01/12 (Pre-refunded to 12/01/02)

       4,775     County of Warren, Ohio, Hospital Facilities Improvement and               7/01 at 102       Aa2***       4,988,920
                   Refunding Revenue Bonds, Series 1991 (Otterbein Home Project),
                   7.200%, 7/01/11 (Pre-refunded to 7/01/01)

         750     County of Warren, Ohio, Waterworks System Revenue Bonds,                 12/02 at 102          AAA         792,315
                   Series 1992, Warren County Water District, 6.600%, 12/01/16
                   (Pre-refunded to 12/01/02)

       1,500     City of Warren, Ohio, General Obligation (Limited Tax), Sewerage         11/00 at 102      BBB+***       1,548,960
                   System Improvement Bonds, Series 1990, 7.750%, 11/01/10
                   (Pre-refunded to 11/01/00)

       1,500     Washington County, Ohio, Hospital Revenue Bonds (Marietta Area            9/02 at 102      Baa1***       1,595,820
                   Health Care, Inc. Project), Series 1992, 7.375%, 9/01/12
                   (Pre-refunded to 9/01/02)

       1,500     Westerville, Minerva Park and Blendon, Ohio, Joint Township               9/01 at 102          AAA       1,570,650
                   Hospital District (St. Ann's Hospital Project), Series 1991A,
                   7.100%, 9/15/21 (Pre-refunded to 9/15/01)
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities - 11.2%

                 City of Cleveland, Ohio, Public Power System, First Mortgage Revenue
                   Bonds, Series 1994A:
       2,250       0.000%, 11/15/12                                                       No Opt. Call          AAA       1,103,828
       1,535       0.000%, 11/15/13                                                       No Opt. Call          AAA         705,655

       2,500     City of Cleveland, Ohio, Public Power System, First Mortgage Revenue     11/06 at 102          AAA       2,151,400
                   Refunding Bonds, Series 1996, Sub-Series 1, 5.000%, 11/15/24

         745     City of Cleveland, Ohio, Public Power System Improvement, first          11/01 at 102          AAA         778,987
                   Mortgage Revenue Bonds, Series 1991A, 7.000%, 11/15/17

       8,570     City of Cleveland, Ohio, Public Power System improvement, First          11/01 at 102          AAA       8,960,963
                   Mortgage Revenue Bonds, Series 19918, 7.000%, 11/15/17

                    ______

             Portfolio of Investments

             May 31, 2000

   Principal                                                                   Optional Call                       Market
Amount (000)     Description                                                    Provisions*        Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------
                 Utilities (continued)

 $  5,070        Ohio Municipal Electric Generation Agency (American
                   Municipal Power - Ohio, Inc.), 5.375%, 2/15/24              2/03 at 102            AAA        $ 4,650,508

                 Ohio Air Quality Development Authority, Revenue Bonds,
                   1985 Series A (Columbus Southern Power Company Project):
     1,750         6.375%, 12/01/20                                           12/02 at 102            AAA          1,783,128
     6,500         6.250%, 12/01/20                                            6/03 at 102           Baa1          6,060,275

    14,000       Ohio Air Quality Development Authority, Air Quality           9/05 at 102             A3         13,138,440
                   Development Revenue Refunding Bonds, 1995 Series
                   (The Dayton Power and Light Company Project),
                   6.100%, 9/01/30

     5,100       Ohio Air Quality Development Authority, Air Quality           4/07 at 102            AAA          4,772,223
                   Development Revenue Bonds (JMG Funding, Limited
                   Partnership Project), Series 1997, 5.625%, 1/01/23
                   (Alternative Minimum Tax)

       500       Ohio Water Development Authority, Collateralized Water        8/02 at 102             A2            500,885
                   Development Revenue Refunding Bonds, 1992 Series A
                   (The Dayton Power and Light Company Project), 6.400%,
                    8/15/27

    20,850       Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102            N/R         16,318,461
                   Revenue Bonds (Bay Shore Power Project), Convertible
                   Series 1998B, 5.875%, 9/01/20, (Alternative Minimum Tax)

     1,545       Puerto Rico Electric Power Authority, Power Revenue Bonds,   No Opt. Call           BBB+            559,043
                   Series O, 0.000%, 7/01/17

     4,500       Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101           Baa2          4,536,675
                   Environmental Control Facilities Financing Authority,
                   Cogeneration Facility Revenue Bonds, 2000 Series A, 6.625%,
                   6/01/26 (Alternative Minimum Tax) (WI)

-----------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer - 3.6%

     3,000       County of Butler, Ohio, Sewer System Revenue Bonds, Series   12/06 at 101            AAA          2,725,170
                   1996, 5.250%, 12/01/21

    10,000       City of Cleveland, Ohio, Waterworks Improvement, First       No Opt. Call            AAA          9,566,500
                   Mortgage Refunding Revenue Bonds, Series G, 1993,
                   5.500%, 1/01/21

        80       City of Cleveland, Ohio, Waterworks Improvement, First        1/02 at 102            AAA             83,201
                   Mortgage Revenue Refunding Bonds, Series F, 1992B,
                   6.500%, 1/01/11

     1,600       County of Greene, Ohio, Water System Revenue Bonds,          12/07 at 102            AAA          1,617,200
                   Series 1996, 6.125%, 12/01/21

     2,200       City of Greenville (Darke County) Wastewater System,         12/02 at 102            AAA          2,267,120
                   First Mortgage Revenue Bonds, Series 1992
                   (Governmental Enterprise Revenue Bonds), 6.350%,
                   12/01/17

     1,000       City of Hamilton, Ohio, Water System Mortgage Revenue        10/0l at 102            AAA          1,031,620
                   Bonds, 1991 Series A, 6.400%, 10/15/10

     1,000       County of Montgomery, Ohio, Water Revenue Bonds,             11/02 at 102            AAA          1,016,820
                   Greater Moraine Beavercreek Sewer District,
                   Series 1992, 6.250%, 1l/15/17

     2,000       Ohio Water Development Authority, Water Development           6/08 at 101            AAA          1,762,060
                   Revenue Bonds, Fresh Water Series 1998, 5.125%, 12/01/23

       750       Toledo, Ohio, Sewer System Revenue Mortgage Bonds, 6.350%,   11/04 at 102            AAA            772,980
                   1l/15/17

       500       Toledo, Ohio, Waterworks Revenue Refunding Mortgage Bonds,   1l/04 at 102            AAA            514,540
                   6.450%, 11/15/24
-----------------------------------------------------------------------------------------------------------------------------
 $ 619,270       Total Investments (cost $590,504,592) - 99.0%                                                   582,521,416
==========-------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.0%                                                              5,596,701
                 ------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                              $588,118,117
                 ============================================================================================================



                 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                 ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                 *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                 N/R  Investment is not rated.
                 (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

_____
34

                    Statement of Net Assets
                    May 31, 2000

                                                                               Kentucky       Michigan           Ohio
----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                       $428,400,986   $269,143,583   $582,521,416
Temporary investment in short-term municipal securities,
  at amoritized cast, which approximates market value                                --      1,600,000             --
Cash                                                                          1,069,032      1,043,716             --
Receivables:
  Interest                                                                    6,876,090      4,185,245     11,232.057
  Investments sold                                                            1,021,656        295,000      4,030,000
  Shares sold                                                                   532,248        320,442        127,126
Other assets                                                                     16,734          9,623         23,908
----------------------------------------------------------------------------------------------------------------------
  Total assets                                                              437,916,746    276,597,609    597,934,507
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                       --             --      2,388,946
Payables:
  Investments purchased                                                              --      2,000,000      4,486,140
  Shares redeemed                                                               403,012        184,312      1,160,842
Accrued expenses:
  Management fees                                                               197,677        125,254        264,424
  12b-1 distribution and service fees                                            94,475         63,825        103,090
  Other                                                                         173,979         91,930        194,541
Dividends payable                                                               931,474        388,296      1,218,407
----------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                           1,800,617      2,853,617      9,816,390
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $436,116,129   $273,743,992   $588,118,117
======================================================================================================================
Class A Shares
Net assets                                                                 $394,047,574   $208,289,968   $389,897,514
Shares outstanding                                                           38,274,356     19,369,446     36,697,174
Net asset value and redemption price per share                             $      10.30   $      10.75   $      10.62
Offering price per share (net asset value per share plus maximum
  sales charge of 4.20% of offering price)                                 $      10.75   $      11.22   $      11.09
======================================================================================================================
Class B Shares
Net assets                                                                 $ 10,148,073   $  7,741,398   $ 14,970,448
Shares outstanding                                                              985,446        719,035      1,409.988
Net asset value, offering and redemption price per share                   $      10.30   $      10.77   $      10.62
======================================================================================================================
Class C Shares
Net assets                                                                 $ 31,078,133   $ 35,678,102   $ 41,219,528
Shares outstanding                                                            3,020,955      3,322,257      3,883,396
Net asset value, offering and redemption price per share                   $      10.29   $      10.74   $      10.61
======================================================================================================================
Class R Shares
Net assets                                                                 $    842,349   $ 22,034,524   $142,030,627
Shares outstanding                                                               82,004      2.049.539     13,372,033
Net asset value, offering and redemption price per share                   $      10.27   $      10.75   $      10.62
======================================================================================================================


                                  See accompanying notes to financial statements

____
35

                           Statement of Operations
                           Year Ended May 31, 2000

                                                                               Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------------------------------------------------
Investment Income                                                          $ 29,189,300     $ 18,756,365     $ 39,310,188
--------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                               2,520,259        1,638,183        3,386,861
12b-1 service fees - Class A                                                    850,709          459,008          854,613
12b-1 distribution and service fees - Class B                                    98,882           76,783          142,391
12b-1 distribution and service fees - Class C                                   259,233          312,044          345,636
Shareholders' servicing agent fees and expenses                                 528,053          410,635          622,206
Custodian's fees and expenses                                                   346,272           85,148          146,242
Trustees' fees and expenses                                                      14,217            9,410           18,959
Professional fees                                                                38,508           30,282           68,672
Shareholders' reports - printing and mailing expenses                           111,252          116,584          155,217
Federal and state registration fees                                              11,917           11,678           16,177
Other expenses                                                                   19,302           22,880           45,598
--------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          4,798,604        3,172,635        5,802,572
  Custodian fee credit                                                           (4,058)         (19,151)         (42,242)
  Expense reimbursement                                                              --               --           (1,288)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  4,794,546        3,153,484        5,759,042
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        24,394,754       15,602,881       33,551,146
--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                        (2,745,870)        (394,763)      (2,577,216)
Net change in unrealized appreciation or depreciation of investments        (39,326,078)     (28,450,971)     (53,215,799)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (42,071,948)     (28,845,734)     (55,793,015)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      $(17,677,194)    $(13,242,853)    $(22,241,869)
==========================================================================================================================

                                 See accompanying notes to financial statements.

____
36

                      Statement of Changes in Net Assets

                                                    Kentucky                      Michigan                         Ohio
                                        -------------------------------  ---------------------------  ------------------------------
                                            Year Ended     Year Ended      Year Ended    Year Ended       Year Ended   Year Ended
                                               5/31/00        5/31/99         5/31/00       5/31/99         5/31/00       5/31/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                  $  24,394,754    $  24,371,211   $  15,602,881  $  16,895,962  $  33,551,146   $  34,638,423
Net realized gain (loss) from
     investment transactions              (2,745,870)         510,764        (394,763)     2,296,613     (2,577,216)      1,618,785
Net change in unrealized
     appreciation or depreciation
     of investments                      (39,325,078)      (7,334,078)    (28,450,971)    (7,584,682)   (53,215,799)     (9,049,017)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
     assets from operations              (17,677,194)      17,547,897     (13,242,853)    11,607,893    (22,241,869)     27,208,191
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment
     income:
     Class A                             (22,138,658)     (22,685,548)    (12,042,377)   (13,190,292)   (22,189,309)    (23,597,778)
     Class B                                (462,178)        (286,307)       (361,994)      (255,860)      (662,279)       (448,001)
     Class C                              (1,603,843)      (1,381,734)     (1,947,437)    (2,123,812)    (2,145,445)     (2,161,843)
     Class R                                 (44,742)         (38,706)     (1,296,715)    (1,398,706)    (8,169,406)     (8,432,580)
From accumulated net realized gains
     from investment transactions:
     Class A                                (141,050)        (949,721)     (1,049,044)    (1,239,012)      (642,306)     (1,818,617)
     Class B                                  (3,489)         (13,524)        (39,171)       (28,005)       (23,438)        (40,242)
     Class C                                 (11,491)         (63,109)       (197,494)      (223,599)       (69,942)       (185,121)
     Class R                                    (277)          (1,619)       (111,365)      (125,490)      (228,223)       (623,027)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
     distributions to shareholders       (24,405,728)     (25,420,268)    (17,045,597)   (18,584,776)   (34,130,348)    (37,307,209)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the
     reorganization of Kentucky Limited           --        9,633,669              --             --             --              --
Net proceeds from sale of shares          34,668,969       58,123,682      29,218,364     47,599,095     59,087,951      76,326,399
Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                     11,717,449       12,771,045       5,398,852      6,087,951     15,604,423      17,436,625
-----------------------------------------------------------------------------------------------------------------------------------
                                          46,386,418       80,528,396      34,617,216     53,687,046     74,692,374      93,763,024
Cost of shares redeemed                  (83,321,836)     (42,438,595)    (73,969,592)   (43,389,935)  (128,151,087)    (75,213,088)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
     from Fund share transactions        (36,935,418)      38,089,801     (39,352,376)    10,297,111    (53,458,713)     18,549,936
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets    (79,018,340)      30,217,430     (69,640,826)     3,320,228   (109,830,930)      8,450,918
Net assets at the beginning of year      515,134,469      484,917,039     343,384,818    340,064,590    697,949,047     689,498,129
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year          $ 436,116,129    $ 515,134,469   $ 273,743,992  $ 343,384,818  $ 588,118,117   $ 697,949,047
===================================================================================================================================
Undistributed (Over-distribution of)
     net investment income at the end
     of year                           $     149,264    $       3,931   $     (21,705) $      23,937  $     419,241   $      34,534
===================================================================================================================================

                                 See accompanying notes to financial statements.

_____
37

Notes to Financial Statements







1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky"), the Nuveen Flagship Michigan Municipal Bond Fund ("Michigan") and the Nuveen Flagship Ohio Municipal Bond Fund ("Ohio") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on April 23, 1999, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited") reorganized into Kentucky as approved by the shareholders of Kentucky Limited on April 15, 1999.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Michigan and Ohio had outstanding when-issued purchase commitments of $2000,000 and $4,486,140, respectively. There were no such outstanding purchase commitments in Kentucky.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.00l per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

_____
38

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                   Kentucky
                                                                             -----------------------------------------------------
                                                                               Year Ended 5/31/88           Year Ended 5/31/99
                                                                             -----------------------------------------------------
                                                                              Shares         Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Kentucky Limited:
         Class A                                                                     --   $         --      596,400   $  6,760,656
         Class C                                                                     --             --      251,869      2,854,283
         Class R                                                                     --             --        1,657         18,730
Shares sold:
         Class A                                                              2,428,128     25,922,513    3,649,401     41,613,655
         Class B                                                                255,691      2,744,791      535,579      6,099,201
         Class C                                                                553,567      5,921,610      901,574     10,264,891
         Class R                                                                  7,528         80,055       12,814        145,935
Shares issued to shareholders due to reinvestment of distributions:
         Class A                                                              1,000,358     10,629,887    1,036,557     11,833,474
         Class B                                                                 21,781        231,167       12,216        139,432
         Class C                                                                 78,803        835,960       68,926        785,998
         Class R                                                                  1,932         20,435        1,065         12,141
----------------------------------------------------------------------------------------------------------------------------------
                                                                              4,347,788     46,386,418    7,068,058     80,528,396
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
         Class A                                                             (6,784,847)   (71,616,479)  (3,271,484)   (37,270,021)
         Class B                                                               (176,173)    (1,860,551)     (38,705)      (440,621)
         Class C                                                               (933,795)    (9,818,678)    (414,950)    (4,727,847)
         Class R                                                                 (2,388)       (26,128)          (9)          (106)
----------------------------------------------------------------------------------------------------------------------------------
                                                                             (7,897,203)   (83,321,836)  (3,725,148)   (42,438,595)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                      (3,549,415)  $(36,935,418)   3,342,910   $ 38,089,801
==================================================================================================================================

_____
39

                                                                                                 Michigan
                                                                  -----------------------------------------------------------------
                                                                              Year Ended 5/31/00             Year Ended  5/31/99
                                                                  ---------------------------------    ----------------------------
                                                                         Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                          1,889,391     $ 20,946,567        2,626,252   $  31,703,772
     Class B                                                            222,691        2,498,621          355,032       4,296,838
     Class C                                                            419,950        4,688,020          837,002      1,0695,573
     Class R                                                             96,682        1,085,156          125,559       1,502,912

Shares issued to shareholders due to reinvestment
of distributions:
     Class A                                                            329,072        3,670,322          352,015       4,259,327
     Class B                                                             13,162          146,758            8,755         106,023
     Class C                                                             57,634          642,090           66,899         687,366
     Class R                                                             84,228          939,682           85,549       1,035,235
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      3,112,810       34,617,216        4,447,063      53,687,046
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                         (4,851,458)     (53,802,275)      (2,812,412)    (33,923,328)
     Class B                                                           (169,560)      (1,868,192)         (28,668)       (347,390)
     Class C                                                         (1,297,558)     (14,362,469)        (541,578)     (6,514,267)
     Class R                                                           (355,143)      (3,936,656)        (215,849)     (2,604,950)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     (6,673,719)     (73,969,592)      (3,598,507)    (43,389,935)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (3,560,909)   $ (39,352,376)         848,556   $  10,297,111
===================================================================================================================================





                                                                                                  Ohio
                                                                  -----------------------------------------------------------------
                                                                              Year Ended 5/31/00             Year Ended  5/31/99
                                                                  ---------------------------------    ----------------------------
                                                                         Shares           Amount           Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                          3,549,057     $ 38,864,853        4,107,940   $  48,297,312
     Class B                                                            411,463        4,518,191          666,096       7,825,915
     Class C                                                            884,863        9,719,050          978,318      11,491,425
     Class R                                                            550,775        5,985,857          741,899       8,711,747

Shares issued to shareholders due to reinvestment
 of distributions:
     Class A                                                            786,928        8,631,342          854,764      10,063,343
     Class B                                                             25,901          283,499           18,133         213,273
     Class C                                                             68,823          753,496           68,099         800,943
     Class R                                                            541,498        5,936,086          540,083       6,359,066
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      6,819,308       74,692,374        7,975,332      93,763,024
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                         (8,355,258)     (90,853,953)      (4,536,687)    (53,343,458)
     Class B                                                           (281,142)      (3,047,663)         (63,145)       (740,574)
     Class C                                                         (1,472,992)     (16,038,347)        (653,874)     (7,678,737)
     Class R                                                         (1,680,235)     (18,211,124)      (1,146,476)    (13,450,319)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    (11,789,627)    (128,151,087)      (6,400,182)    (75,213,088)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (4,970,319)     (53,458,713)       1,575,150   $  18,549,936
===================================================================================================================================

_____
40

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:


                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Dividend per share:

   Class A                                    $.0460       $.0475        $.0470

   Class B                                     .0395        .0405         .0405

   Class C                                     .0410        .0425         .0420

   Class R                                     .0475        .0490         .0490
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:


                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Purchases:

   Long-term municipal securities        $34,481,007 $ 83,305,130  $ 67,169,710

   Short-term municipal securities                --   19,600,000     9,175,000

Sales and maturities:

   Long-term municipal securities         89,039,811  126,355,534   110,061,909

   Short-term municipal securities                --   18,000,000     9,175,000
================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:



                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
                                        $438,383,234 $276,621,678  $592,106,212
================================================================================

At May 31, 2000, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Expiration Year:
   2008                                  $ 1,212,241    $ 394,764     $ 975,597
================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:


                                            Kentucky     Michigan          Ohio
--------------------------------------------------------------------------------
Gross unrealized:

   appreciation                         $  8,478,024  $ 5,465,957  $ 13,736,849

   depreciation                          (18,460,272) (11,344,052)  (23,321,645)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                        $ (9,982,248) $(5,878,095) $ (9,584,796)
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

______
41

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
Sales charges collected              $358,152         $180,803         $308,527
Paid to authorized dealers            324,986          180,803          302,229
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31,2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
Commission advances                  $202,293         $132,641         $289,868
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
12b-1 fees retained                  $112,433          $93,127         $174,665
================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                     Kentucky         Michigan             Ohio
--------------------------------------------------------------------------------
CDSC retained                         $53,339          $66,532         $100,908
================================================================================

7.  Composition of Net Assets

At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                          Kentucky         Michigan             Ohio
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $447,164,469     $280,040,578     $598,264,304
Undistributed (Over-distribution of) net investment income                 149,264          (21,705)         419,241
Accumulated net realized gain (loss) from investment transactions       (2,750,596)        (617,371)      (2,582,252)
Net unrealized appreciation (depreciation) of investments               (8,447,008)      (5,657,510)      (7,983,176)
----------------------------------------------------------------------------------------------------------------------
Net assets                                                            $436,116,129     $273,743,992     $588,118,117
======================================================================================================================

____
42

         Financial Highlights

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                               Investment Operations          Less Distributions
                           ----------------------------   -------------------------


Kentucky**
                                           Net
                                     Realized/
                                    Unrealized
                Beginning      Net     Invest-                Net                      Ending                Ending
                      Net  Invest-        ment            Invest-                         Net                   Net
Year Ended          Asset     ment        Gain               ment   Capital             Asset      Total     Assets
May 31,             Value   Income       (Loss)   Total    Income    Gains    Total     Value     Return(a)   (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
     2000           $11.22   $.55       $ (.92)   $ (.37)   $(.55)   $  --     $ (.55)  $ 10.30      (3.27)%   $394,048
     1599            11.39    .56         (.15)      .41     (.56)    (.02)      (.58)    11.22       3.66      467,127
     1998            11.05    .59          .38       .97     (.58)    (.05)      (.63)    11.39       9.00      451,338
     1997            10.82    .60          .24       .84     (.60)    (.01)      (.61)    11.05       7.87      430,803
     1996            10.99    .61         (.17)      .44     (.61)      --       (.61)    10.82       4.04      410,808

Class B (2/97)
     2000            11.22    .47         (.92)     (.45)    (.47)      --       (.47)    10.30      (3.99)      10,148
     1999            11.39    .48         (.15)      .33     (.48)    (.02)      (.50)    11.22       2.90        9,923
     1998            11.06    .50          .38       .88     (.50)    (.05)      (.55)    11.39       8.10        4,273
     1997(d)         11.07    .17         (.01)      .16     (.17)      --       (.17)    11.06       1.47          544

Class C (10/93)
     2000            11.21    .50         (.93)     (.43)    (.49)      --       (.49)    10.29      (3.82)      31,078
     1999            11.38    .50         (.15)      .35     (.50)    (.02)      (.52)    11.21       3.12       37,246
     1998            11.04    .52          .39       .91     (.52)    (.05)      (.57)    11.38       8.43       28,630
     1997            10.81    .54          .24       .78     (.54)    (.01)      (.55)    11.04       7.29       24,468
     1996            10.99    .54         (.17)      .37     (.55)      --       (.55)    10.81       3.38       20,647

Class R (2/97)
     2000            11.20    .57         (.93)     (.36)    (.57)      --       (.57)    10.27      (3.18)         842
     1999            11.37    .58         (.15)      .43     (.58)    (.02)      (.60)    11.20       3.89          839
     1998            11.03    .61          .39      1.00     (.61)    (.05)      (.66)    11.37       9.25          675
     1997(d)         11.08    .20          (04)      .16     (.21)      --       (.21)    11.03       1.42          455
                                   Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------
                       Before Credit/              After                After Credit/
                       Reimbursement          Reimbursement (b)       Reimbursement (c)
                   ---------------------   ---------------------  ------------------------
                                  Ratio                  Ratio                    Ratio
                                 of Net                 of Net                   of Net
                                Invest-                Invest-                  Invest-
                   Ratio of        ment    Ratio of       ment    Ratio of         ment
                   Expenses      Income    Expenses     Income    Expenses       Income
                         to          to          to         to          to           to
                    Average     Average     Average    Average     Average      Average     Portfolio
Year Ended              Net         Net         Net        Net         Net          Net      Turnover
May 31,              Assets      Assets      Assets     Assets      Assets       Assets          Rate
---------------------------------------------------------------------------------------------------------
Class A (5/87)
     2000              .96%       5.23%        .96%       5.23%        .96%        5.23%         7%
     1599              .84        4.88         .82        4.90         .82         4.90         10
     1998              .84        5.12         .77        5.19         .77         5.19         12
     1997              .99        5.20         .75        5.44         .75         5.44         13
     1996             1.02        5.19         .71        5.50         .71         5.50         17

Class B (2/97)
     2000             1.72        4.48        1.72        4.48        1.72         4.48          7
     1999             1.59        4.13        1.57        4.15        1.56         4.16         10
     1998             1.59        4.33        1.54        4.38        1.54         4.38         12
     1997(d)          1.59*       4.56*       1.39*       4.76*       1.39*        4.76*        13

Class C (10/93)
     2000             1.51        4.68        1.51        4.68        1.51         4.68          7
     1999             1.39        4.33        1.37        4.36        1.37         4.36         10
     1998             1.39        4.57        1.33        4.63        1.33         4.63         12
     1997             1.54        4.64        1.29        4.89        1.29         4.89         13
     1996             1.57        4.63        1.27        4.93        1.27         4.93         17

Class R (2/97)
     2000              .77        5.43         .77        5.43         .77         5.43          7
     1999              .64        5.08         .62        5.10         .62         5.11         10
     1998              .64        5.31         .58        5.37         .58         5.37         12
     1997(d)           .64*       5.62*        .49*       5.77*        .49*        5.77*        13

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
43

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations                     Less Distributions
                         -------------------------------------       --------------------------------
MICHIGAN**
                                                  Net
                                            Realized/
                                          Unrealized
               Beginning         Net         Invest-                    Net                                Ending
                     Net     Invest-            ment                 Invest-                                  Net
Year Ended         Asset        ment            Gain                    ment      Capital                   Asset         Total
May 31,            Value      Income          (Loss)      Total       Income        Gains      Total        Value    Return (a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
    2000        $  11.83       $ .58      $   (1.03)    $  (.45)    $   (.58)     $  (.05)    $ (.63)     $ 10.75         (3.80)%
    1999           12.07         .60           (.18)        .42         (.60)        (.06)      (.66)       11.83          3.45
    1998           11.68         .61            .42        1.03         (.61)        (.03)      (.64)       12.07          8.95
    1997           11.37         .62            .31         .93         (.61)        (.01)      (.62)       11.68          8.42
    1996           11.59         .63           (.22)        .41         (.63)           -       (.63)       11.37          3.61
CLASS B (2/97)
    2000           11.85         .50          (1.03)       (.53)        (.50)        (.05)      (.55)       10.77         (4.52)
    1999           12.09         .51           (.18)        .33         (.51)        (.06)      (.57)       11.85          2.69
    1998           11.70         .52            .42         .94         (.52)        (.03)      (.55)       12.09          8.12
    1997 (d)       11.66         .17            .04         .21         (.17)           -       (.17)       11.70          1.86
CLASS C (6/93)
    2000           11.82         .52          (1.03)       (.51)        (.52)        (.05)      (.57)       10.74         (4.35)
    1999           12.06         .53           (.18)        .35         (.53)        (.06)      (.59)       11.82          2.90
    1998           11.66         .54            .43         .97         (.54)        (.03)      (.57)       12.06          8.45
    1997           11.35         .55            .32         .87         (.55)        (.01)      (.56)       11.66          7.84
    1996           11.58         .56           (.22)        .34         (.57)           -       (.57)       11.35          2.96
CLASS R (2/97)
    2000           11.83         .60          (1.03)       (.43)        (.60)        (.05)      (.65)       10.75         (3.62)
    1999           12.07         .62           (.18)        .44         (.62)        (.06)      (.68)       11.83          3.66
    1998           11.68         .63            .42        1.05         (.63)        (.03)      (.66)       12.07          9.16
    1997 (d)       11.66         .21            .02         .23         (.21)           -       (.21)       11.68          2.01
====================================================================================================================================

                                                  Ratios/Supplemental Data
                    ------------------------------------------------------------------------------------------
                               Before Credit/               After                After Credit/
                               Reimbursement           Reimbursement (b)       Reimbursement (c)
                            -------------------      -------------------      -------------------
                                          Ratio                    Ratio                    Ratio
                                         of Net                   of Net                   of Net
                                        Invest-                  Invest-                  Invest-
                            Ratio of       ment      Ratio of       ment      Ratio of       ment
                            Expenses     Income      Expenses     Income      Expenses     Income
                    Ending        to         to            to         to            to         to
                       Net   Average    Average       Average    Average       Average    Average    Portfolio
Year Ended          Assets       Net        Net           Net        Net           Net        Net     Turnover
May 31,              (000)    Assets     Assets        Assets     Assets        Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
    2000         $ 208,290       .97%      5.22%          .97%      5.22%          .96%      5.22%          28%
    1999           260,396       .84       4.94           .84       4.94           .84       4.94           18
    1998           263,632       .84       5.11           .84       5.11           .84       5.11           13
    1997           259,055       .97       5.21           .85       5.33           .85       5.33           34
    1996           248,422      1.01       5.23           .82       5.42           .82       5.42           54
CLASS B (2/97)
    2000             7,741      1.73       4.48          1.73       4.48          1.72       4.49           28
    1999             7,733      1.60       4.20          1.60       4.20          1.60       4.20           18
    1998             3,839      1.59       4.32          1.59       4.32          1.59       4.32           13
    1997 (d)           380      1.59*      4.52*         1.59*      4.52*         1.59*      4.52*          34
CLASS C (6/93)
    2000            35,678      1.51       4.66          1.51       4.66          1.50       4.67           28
    1999            48,946      1.39       4.39          1.39       4.39          1.39       4.39           18
    1998            45,690      1.39       4.56          1.39       4.56          1.39       4.56           13
    1997            41,649      1.52       4.65          1.40       4.77          1.40       4.77           34
    1996            41,365      1.56       4.67          1.37       4.86          1.37       4.86           54
CLASS R (2/97)
    2000            22,035       .77       5.42           .77       5.42           .76       5.43           28
    1999            26,310       .64       5.14           .64       5.14           .64       5.14           18
    1998            26,904       .64       5.31           .64       5.31           .64       5.31           13
    1997 (d)        26,211       .65*      5.57*          .65*      5.57*          .65*      5.57*          34
==============================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
44

         Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                             ---------------------         ------------------



OHIO**
                                                         Net
                                                   Realized/
                                                  Unrealized
                        Beginning          Net       Invest-                  Net                        Ending
                              Net      Invest-          ment              Invest-                           Net
Year Ended                  Asset         ment          Gain                 ment    Capital             Assets    Total
May 31,                     Value       Income        (Loss)     Total     Income       Gain   Total      Value    Return(a)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
  2000                  $   11.57       $  .57    $    (.93)     $(.36)    $ (.57)   $  (.02)  $(.59)    $10.62     (3.18)%
  1999                      11.74          .58         (.13)       .45       (.58)      (.04)   (.62)     11.57      3.92
  1996                      11.41          .60          .38        .98       (.60)      (.05)   (.65)     11.74      8.76
  1997                      11.21          .61          .20        .81       (.61)        --    (.61)     11.41      7.38
  1996                      11.43          .62         (.21)       .41       (.63)        --    (.63)     11.21      3.59

CLASS B 2/97)

  2000                      11.56          .49         (.93)      (.44)      (.48)      (.02)   (.50)     10.62     (3.62)
  1999                      11.73          .49         (.12)       .37       (.50)      (.04)   (.54)     11.56      3.18
  1998                      11.41          .51          .38        .89       (.52)      (.05)   (57)      11.73      7.89
  1997 (d)                  11.42          .17         (.01)       .16       (.17)        --    (.17)     11.41      1.45

CLASS C (8/93)

  2000                      11.56          .51         (.93)      (.42)      (.51)      (.02)   (.53)     10.61     (3.71)
  1999                      11.73          .52         (.13)       .39       (.52)      (.04)   (.56)     11.56      3.39
  1998                      11.41           54          .37        .91       (.54)      (.05)   (.59)     11.73      8.12
  1997                      11.21          .55          .20        .75       (.55)        --    (.55)     11.41      6.60
  1996                      11.43          .55          (21)       .34       (.56)        --    (.56      11.21      3.03

CLASS R (2/97)

  2000                      11.57          .60         (.94)      (.34)      (.59)      (.02)   (.61)     10.62     (2.97)
  1999                      11.73          .60         (.12)       .48       (.60)      (.04)   (.64)     11.57      4.22
  1998                      11.41          .62          .37        .99       (.62)      (.05)   (.67)     11.73      8.89
  1997 (d)                  11.42          .21         (.01)       .20       (.21)        --    (.21)     11.41      1.77
============================================================================================================================

                                                                        Ratios/Supplemental Data
                           --------------------------------------------------------------------------------------------------------
                                                 Before Credit/                 After                   After Credit/
                                                 Reimbursement            Reimbursement (b)           Reimbursement (c)
                                                 -------------            -----------------           -----------------
                                                         Ratio                        Ratio                       Ratio
OHIO**                                                  of Net                       of Net                      of Net
                                                       Invest-                      Invest-                     Invest-
                                        Ratio of          ment       Ratio of          ment       Ratio of         ment
                                        Expenses        Income       Expenses        Income       Expenses       Income
                           Ending             to            to             to            to             to           to
                              Net        Average       Average        Average       Average        Average      Average   Portfolio
Year Ended                 Assets            Net           Net            Net           Net            Net          Net    Turnover
May 31,                     (000)         Assets        Assets         Assets        Assets         Assets       Assets        Rate
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/85)
  2000                    $389,898           .90%         5.25%           .90%         5.25%           .89%        5.25%      11%
  1999                     471,075           .85          4.94            .85          4.94            .85         4.94       11
  1996                     472,821           .85          5.15            .65          5.15            .85         5.15       15
  1997                     463,253           .96          5.32            .89          5.39            .89         5.39       17
  1996                     443,077          1.02          5.31            .92          5.41            .92         5.41       31

CLASS B 2/97)

  2000                      14,970          1.65          4.51           1.65          4.51           1.64         4.52       11
  1999                      14,494          1.61          4.20           1.61          4.20           1.61         4.20       11
  1998                       7,422          1.61          4.39           1.61          4.39           1.61         4.39       15
  1997 (d)                   1,649          1.60*         4.63*          1.60*         4.63*          1.60*        4.63*      17

CLASS C (8/93)

  2000                      41,220          1.45          4.69           1.45          4.69           1.44         4.70       11
  1999                      50,889          1.40          4.39           1.40          4.39           1.40         4.39       11
  1998                      47,036          1.40          4.60           1.40          4.60           1.40         4.60       15
  1997                      40,713          1.51          4.77           1.44          4.84           1.44         4.84       17
  1996                      34,939          1.56          4.75           1.47          4.84           1.47         4.84       31

CLASS R (2/97)

  2000                     142,031           .70          5.45            .70          5.45            .69         5.46       11
  1999                     161,491           .65          5.14            .65          5.14            .65         5.14       11
  1998                     162,220           .65          5.35            .65          5.35            .65         5.35       15
  1997 (d)                 160,312           .65*         5.65*           .55*         5.65*           .65*        5.65*      17
===================================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
45

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust IV:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits, The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 2000, and the results of their operations for the year then ended, changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

_____
46

                                     Notes
                                     -----

_____
47

                                     Notes
                                     -----

_____
48

Fund Information

Board of Trustees                  Transfer Agent and
                                   Shareholder Services
Robert P. Bremner
Lawrence H. Brown                  Chase Global Funds Services Company
Anne E. Impellizzeri               73 Tremont Street
Peter R. Sawers                    Boston, MA 02108
William J. Schneider               (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                Legal Counsel

Fund Manager                       Morgan, Lewis &
                                   Bockius LLP
Nuveen Advisory Corp.              Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                  Independent Public Accountants

                                   Arthur Andersen LLP
                                   Chicago, IL

_____
49

          Serving

     Investors
               For Generations

             -------------------------------------------------------------------

                                             A 100-Year Tradition of Quality
                                             Investments

[Photo of John Nuveen, Sr. appears here]     Since 1898, John Nuveen & Co.
John Nuveen, Sr.                             Incorporated has been synonymous
                                             with investments that withstand the
                                             test of time. In fact, more than
                                             1.3 million investors have trusted
                                             Nuveen to help them build and
                                             sustain the wealth of a lifetime.

                                             Whether your focus is long-term
                                             growth, dependable income or
                                             sustaining accumulated wealth,
                                             Nuveen offers a wide variety of
                                             investments and services to help
                                             meet your unique circumstances and
                                             financial planning needs. We can
                                             help you build a better, well-
                                             diversified portfolio.

                                             Call Your Financial Advisor Today

                                             To find out how Nuveen Mutual Funds
                                             might round out your investment
                                             portfolio, contact your financial
                                             advisor today. Or call Nuveen at
                                             (800) 257-8787 for more
                                             information. Ask your advisor or
                                             call for a prospectus, which
                                             details risks, fees and expenses.
                                             Please read the prospectus
                                             carefully before you invest.


NUVEEN
  Investments




                                               John Nuveen & Co. Incorporated
                                               333 West Wacker Drive
                                               Chicago, Illinois 60606-1286
                                               www.nuveen.com

                                                            N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------
Municipal Bond
Funds

                           -----------------------------------------------------
                           A N N U A L  R E P O R T  M A Y  3 1 , 2 0 0 0
--------------------------------------------------------------------------------

  Dependable, tax-free income to help you keep more of what you earn.

--------------------------------------------------------------------------------

[PHOTOS APPEAR HERE]


I N V E S T  W E L L

LOOK AHEAD


LEAVE YOUR MARK(SM)



                Kansas Municipal Bond Fund
                Missouri Municipal Bond Fund
                Wisconsin Municipal Bond Fund

    Contents

  1 Dear Shareholder

  3 Nuveen Flagship Kansas Municipal Bond Fund

  7 Nuveen Flagship Missouri Municipal Bond Fund

 11 Nuveen Flagship Wisconsin Municipal Bond Fund

 15 Portfolio of Investments

 29 Statement of Net Assets

 30 Statement of Operations

 31 Statement of Changes in Net Assets

 32 Notes to Financial Statements

 37 Financial Highlights

 40 Report of Independent Public Accountants

 41 Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

         We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

         Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.


                                                            ANNUAL REPORT page 1

         In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

         In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

         For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

         Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT page 2

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Kansas Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
_
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted investor attention away from
____
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

         Second, at the end of 1999 the government announced an unprecedented buy-back of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds, causing an unexpected rally at the expense of other types of bonds.

         Third, the stock market rally, mainly based on a few technology-related names, commanded much attention and diverted investor dollars.

         However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
_
-4.38%, and its Lipper peer group average returned -2.99%. But the year-to-date 2000 figures are positive: The fund returned 1.52%, and the Lipper peer group returned 1.16%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on trying to
____
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks.

         When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

         The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are

"...year-to-date 2000 figures are positive: The fund returned 1.52%, and the Lipper peer group returned 1.16%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period."

* The Lipper Peer Group returns represent the average annualized total return of the 13 funds in the Lipper Kansas Municipal Debt Funds category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

   Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

   Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at any time without notice.

                                                            ANNUAL REPORT page 3
issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

         In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price must go back to $100. We feel there is upside potential in the fund, since the average bond price as of the end of the fiscal year was in the low $80s.

" `Tax-loss selling' was a huge part of what worked well for the fund in this market.... Another strategy sought to pick up additional yield by selling lower-yielding bonds and buying higher-yielding bonds."

Q| Why did the fund underperform its peer group for the fiscal year?
_

MIKE| The fund had relatively long duration, which is a measure of sensitivity
____
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal period, so we left it alone to maintain the fund's dividend. However, we expect that the positioning actions we have taken will help the fund recover NAV in the next market cycle.

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
_

MIKE| The fund, as we would expect, underperformed Lehman's national index.**
____
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's Kansas-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Kansas fund to other Kansas funds as well as to a national benchmark.

Q| What were some of those positioning measures you mentioned?
_

MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
____
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

         Another strategy sought to pick up additional yield by selling lower-yielding bonds and buying higher-yielding bonds. This was fairly easy to do during the year as yields increased.

         We also extended the fund's call protection by selling bonds with a call date in the near future. When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. Call risk in a bond can prevent its price from increasing because fewer investors would be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT page 4

Q| Are these strategies measures that investors could practically use on their
_
own with individual bonds?

MIKE| Probably not. The amount of research involved, plus the transaction costs
____
to individuals trading in a bond market that deals in very large blocks, would make it difficult for an individual to use these strategies.

         As a large institutional investor, Nuveen has the ability to trade in large blocks and even to negotiate terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in simply finding and researching bond issues. That was particularly important in Kansas, where there weren't many attractive new issues this past year.

Q| How did you work around the relatively low issuance of new municipal bonds in
_
Kansas over the fiscal year?

MIKE| Issuance declined even more than the overall national average, so there
____
just weren't that many buying opportunities in the market. However we found some great selling opportunities. For example, we sold a block of insured hospital bonds for Stormont-Vail Hospital at an attractive level.

         We also had many chances to trade in the secondary market, and we were able to take advantage of certain inefficiencies in the marketplace. For example, we purchased insurance in the secondary market for some uninsured bonds, immediately capturing additional value above the cost of the insurance simply by reducing their risk.

Q| What is your outlook for the fund for the coming months?
_

MIKE| We feel that the impact of the Fed's interest rate increases should start
____
emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities. Dampened consumer confidence may be taking hold in Kansas, as manufacturing job cuts and weak agriculture markets are expected to continue into the near future.

         The fund's long duration -- a measure of interest rate sensitivity -- positions the fund to recapture lost NAV should the municipal bond market rally. There is plenty of upside potential in the fund with the average bond price in the low $80s.

KANSAS

Top Five Sectors

Tax Obligation (Limited)                     18%
-----------------------------------------------
Healthcare                                   18%
-----------------------------------------------
Housing (Multifamily)                        15%
-----------------------------------------------
U.S. Guaranteed                              10%
-----------------------------------------------
Education and Civic Organizations             9%
-----------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

KANSAS

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed ..................  28%

AA ..........................  17%

A ...........................  26%

BBB .........................  11%

NR ..........................  18%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                            ANNUAL REPORT page 5

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

 Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) dividend by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the cur-rent net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one- month or 30-day period by the maximum offering rice per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

---------------------------------------------------------------------------------------------
Quick Facts
---------------------------------------------------------------------------------------------
                                   A Shares       B Shares          C Shares        R Shares
NAV                                   $9.54          $9.48             $9.56           $9.59
---------------------------------------------------------------------------------------------
Latest Monthly Dividend*            $0.0410        $0.0350           $0.0365         $0.0430
---------------------------------------------------------------------------------------------
Fund Symbol                           FKSTX            N/A               N/A             N/A
---------------------------------------------------------------------------------------------
CUSIP                             67065R101      67065R200         67065R309       67065R408
---------------------------------------------------------------------------------------------
Inception Date                         1/92           2/97              2/97            2/97
---------------------------------------------------------------------------------------------

*Paid June 1, 2000

---------------------------------------------------------------------------------------------
Total Returns as of 5/31/00 (Annualized) /+/
---------------------------------------------------------------------------------------------
                                A Shares             B Shares       C Shares      R Shares
                             NAV      Offer    w/o CDSC    w/CDSC      NAV          NAV
1-Year                     -4.38%   -8.40%      -5.14%    -8.78%    -4.89%       -4.22%
---------------------------------------------------------------------------------------------
1-Year TER*                -1.74%   -5.87%      -2.91%    -6.54%    -2.55%       -1.46%
---------------------------------------------------------------------------------------------
5-Year                      4.20%    3.30%       3.38%     3.21%     3.75%        4.45%
---------------------------------------------------------------------------------------------
5-Year TER*                 7.05%    6.14%       5.85%     5.70%     6.34%        7.39%
---------------------------------------------------------------------------------------------
Since Inception             5.41%    4.87%       4.72%     4.72%     4.99%        5.56%
---------------------------------------------------------------------------------------------
Since Inception TER*        8.38%    7.83%       7.35%     7.35%     7.72%        8.58%
---------------------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 35.5%).

-------------------------------------------------------------------------------------------
Total Returns as of 3/31/00 (Annualized) /+/
-------------------------------------------------------------------------------------------
                               A Shares              B Shares          C Shares    R Shares
                             NAV   Offer         w/o CDSC  w/CDSC        NAV         NAV
-------------------------------------------------------------------------------------------
1-Year                     -3.24%   -7.35%      -4.11%    -7.79%       -3.86%       -3.08%
-------------------------------------------------------------------------------------------
5-Year                      5.17%    4.27%       4.33%     4.17%        4.71%        5.42%
-------------------------------------------------------------------------------------------
Since Inception             5.73%    5.18%       5.03%     5.03%        5.31%        5.88%
-------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

-------------------------------------------------------------------------------------------
Tax-Free Yields as of 5/31/00
-------------------------------------------------------------------------------------------
                                A Shares         B Shares          C Shares        R Shares
                             NAV     Offer       w/o CDSC
Distribution Rate*           5.16%   4.94%        4.43%             4.58%           5.38%
-------------------------------------------------------------------------------------------
SEC 30-Day Yield             5.08%   4.86%        4.33%             4.53%           5.28%
-------------------------------------------------------------------------------------------
Taxable Equivalent Yield     7.88%   7.53%        6.71%             7.02%           8.19%
-------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


---------------------------------
Portfolio Statistics
---------------------------------

Total Net Assets    $98.8 million
---------------------------------
Average Effective
Maturity              21.42 years
---------------------------------
Average Duration             9.39
---------------------------------

----------------------------------------------------------
Index Comparison [_]
----------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                                               Lehman
          Nuveen Flagship   Nuveen Flagship    Brothers
         Kansas Municipal   Kansas Municipal   Municipal
         Bond Fund (Offer)  Bond Fund (NAV)    Bond Index
1/1992        $  9,580          $10,000          $10,000
5/1992           9,865           10,298           10,215
5/1993          11,259           11,753           11,437
5/1994          11,332           11,829           11,719
5/1995          12,216           12,752           12,786
5/1996          12,661           13,216           13,371
5/1997          13,828           14,434           14,480
5/1998          15,118           15,781           15,839
5/1999          15,696           16,384           16,580
5/2000          15,007           15,665           16,437

-    Nuveen Flagship Kansas Municipal Bond Fund (Offer) $15,007
--   Nuveen Flagship Kansas Municipal Bond Fund (NAV) $15,665
---  Lehman Brothers Municipal Bond Index $16,437

[.] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT page 6

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Missouri Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
-
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted investor attention away from
----
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999, the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds, causing an unexpected rally at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the most extreme market volatility set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

 Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
 -
-3.47%, versus its Lipper peer group average total return of -2.99%.* But the year-to-date figures through May 31, 2000 are positive: The fund returned 1.25% and the Lipper peer group returned 1.45%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on trying to
----
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative effect on prices. But a bear market in bonds is actually very different from a bear market in stocks.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

* The Lipper Peer Group returns represent the average annualized total return of the 20 funds in the Lipper Missouri Municipal Debt Funds category for the year-to-date and one-year periods ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 7

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. A stock, on the other hand, could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

Q|  How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

MIKE| The fund, as we would expect, underperformed Lehman's national index.
----
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000.** We feel Lipper's Missouri-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Missouri fund to other Missouri funds as well as to a national benchmark.

Q| What does the fund's tax-exempt status mean for the numbers?
-

MIKE| The equivalent returns for a similar taxable investment for taxpayers in
----
the combined federal and state 35% income tax bracket would be 2.45% for the year-to-date period and -0.76% for the fiscal year ended May 31, 2000.***

Q| What were some of those positioning measures you mentioned?
_

MIKE| "Tax-loss selling" was a huge part of what worked well in this market.
----
This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

     We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if the terms allow, then reissue to reduce their debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing, as fewer investors would be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

     On the defensive side, the housing sector, consisting of both multifamily and single family housing, made up 21% of the fund. This sector has tended to do well in bear markets, since housing issues generally offer additional yield because of the call risk associated with them. The fund's overall call protection helped offset that risk.

** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

*** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

MISSOURI

 Top Five Sectors

 Healthcare                                  15%
 ---------------------------------------------------
 Tax Obligation (Limited)                    14%
 ---------------------------------------------------
 Housing (Multifamily)                       13%
 ---------------------------------------------------
 Education and Civic Organizations           12%
 ---------------------------------------------------
 U.S. Guaranteed                             11%
 ---------------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

MISSOURI

Bond Credit Quality
[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed........................  49%
AA.........................................   8%
A..........................................  10%
BBB........................................   9%
NR.........................................  24%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

ANNUAL REPORT page 8

"Finding non-rated issues that are believed to be equivalent to investment grade is just one way Nuveen's research can offer individual investors a potential edge. It is difficult to impossible for individual investors to have the access to the market that larger institutional investors like Nuveen have."

Q| How did new issuance in the Missouri municipal bond market compare to that of
-
the nation, which declined over the last year?

MIKE| Although issuance of municipal bonds in Missouri was up over the period,
----
it was difficult to find lower- and non-rated bonds to help provide increased yield for the fund.

     However, with the help of Nuveen's research team, we purchased a large block of non-rated Mineral Area Junior College bonds, which are to fund a new student housing facility. Although these bonds are not rated by the rating agencies and could be perceived as having more risk, our research determined they were still investment grade and an excellent addition for the fund. This purchase offered a substantial yield increase above similarly structured insured bonds and added price potential to the fund, as well.

Q| If it is difficult for a large institutional investor like Nuveen to find
-
opportunities in Missouri, is it even more challenging for individual investors?

MIKE| Finding non-rated issues that are believed to be equivalent to investment
----
grade is just one way Nuveen's research can offer individual investors a potential edge. It is difficult to impossible for individual investors to have the access to the market that larger institutional investors like Nuveen have.

         With our size, we have the ability to trade in large blocks and even negotiate the terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in researching bond issues and finding the deals.

Q| What is your outlook for the Missouri economy and for the fund in the coming
-
months?

MIKE| Moody's, Standard & Poors and Fitch all affirmed their high ratings of
----
Missouri as of May 31, 2000. Although the Missouri economy expanded, it did not quite keep pace with the nation's economy. Still, the unemployment rate was 2.4% in Missouri, well below the 4.1% national average. In the near future, economic slowdowns in St. Louis and Kansas City from corporate mergers and manufacturing layoffs likely will continue. Likewise, the poor farm economy may hamper growth in the state's rural areas.

     As for the fund, we believe it is well structured for a rally in bonds.
We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

                                                            ANNUAL REPORT page 9

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

 Quick Facts

                                    A Shares    B Shares          C Shares           R Shares
NAV                                 $ 10.18      $ 10.18           $ 10.17             $10.18
---------------------------------------------------------------------------------------------
Latest Monthly Dividend*            $0.0455      $0.0390           $0.0405            $0.0470
---------------------------------------------------------------------------------------------
Fund Symbol                           FMOTX          N/A               N/A                N/A
---------------------------------------------------------------------------------------------
CUSIP                             67065R812    67065R796         67065R788          67065R770
---------------------------------------------------------------------------------------------
Inception Date                         8/87         2/97              2/94               2/97
---------------------------------------------------------------------------------------------

* Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)*

                   A Shares               B Shares           C Shares      R Shares
                NAV       Offer      w/o CDSC   w/CDSC          NAV           NAV
-------------------------------------------------------------------------------------
1-Year           -3.47%     -7.55%     -4.13%    -7.79%        -4.03%         -3.29%
-------------------------------------------------------------------------------------
1-Year TER*      -0.76%     -4.95%     -1.83%    -5.50%        -1.62%         -0.48%
-------------------------------------------------------------------------------------
5-Year            4.22%      3.33%      3.51%     3.35%         3.63%          4.36%
-------------------------------------------------------------------------------------
5-Year TER*       7.06%      6.14%      5.97%     5.82%         6.16%          7.27%
-------------------------------------------------------------------------------------
10-Year           6.34%      5.88%      5.85%     5.85%         5.75%          6.41%
-------------------------------------------------------------------------------------
10-Year TER*      9.46%      8.99%      8.71%     8.71%         8.56%          9.57%
-------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

 Total Returns as of 3/31/00 (Annualized)+

                 A Shares               B Shares           C Shares      R Shares
               NAV      Offer    w/o CDSC      w/CDSC         NAV           NAV
-------------------------------------------------------------------------------------
1-Year         -2.70%   -6.77%      -3.37%     - 7.06%       -3.25%        -2.60%
-------------------------------------------------------------------------------------
5-Year          5.09%    4.19%       4.38%       4.22%        4.54%         5.22%
-------------------------------------------------------------------------------------
10-Year         6.59%    6.13%       6.11%       6.11%        6.01%         6.66%
-------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 Tax-Free Yields as of 5/31/00

                             A Shares          B Shares   C Shares     R Shares
                           NAV       Offer     w/o CDSC
--------------------------------------------------------------------------------
Distribution Rate*        5.36%       5.14%        4.60%        4.78%      5.54%
--------------------------------------------------------------------------------
SEC 30-Day Yield          4.98%       4.77%        4.23%        4.43%      5.18%
--------------------------------------------------------------------------------
Taxable Equivalent Yield  7.66%       7.34%        6.51%        6.82%      7.97%
--------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

 Portfolio Statistics

Total Net Assets                                 $210.1 million
---------------------------------------------------------------
Average Effective Maturity                          19.60 years
---------------------------------------------------------------
Average Duration                                           8.46
---------------------------------------------------------------

 Index Comparison[_]

                         [MOUNTAIN CHART APPEARS HERE]

          Nuveen Flagship       Nuveen Flagship         Lehman
          Missouri Municipal    Missouri Municipal      Brothers Municipal
          Bond Fund (Offer)     Bond Fund (NAV)         Bond Index

5/1990       $ 9,580               $10,000                 $10,000
5/1991        10,530                10,992                  11,008
5/1992        11,551                12,058                  12,089
5/1993        12,997                13,567                  13,536
5/1994        13,312                13,896                  13,870
5/1995        14,402                15,034                  15,133
5/1996        14,907                15,561                  15,825
5/1997        16,142                16,849                  17,137
5/1998        17,646                18,419                  18,454
5/1999        18,345                19,149                  19,622
5/2000        17,707                18,483                  19,453

-    Nuveen Flagship Missouri Municipal Bond Fund (Offer) $17,707
--   Nuveen Flagship Missouri Municipal Bond Fund (NAV) $18,483
---  Lehman Brothers Municipal Bond Index $19,453

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT page 10

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Wisconsin Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
-
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE|    Throughout 1999, several factors diverted investor attention away from
----
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

         Second, at the end of 1999 the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds and consequently caused an unexpected rally at the expense of other types of bonds.

         Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars. However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
-
-5.04%, and its Lipper peer group average returned -2.90%.* But the year-to-date 2000 figures are positive: The fund returned 1.98% and the Lipper peer group returned 1.13%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the same period. Does this mean the bear market in bonds could be over?

MIKE|    We don't try to make market calls like that. We focus on maintaining an
----
attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But a bear market in bonds is actually very different from a bear market in stocks.

         When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

"Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed."

* The Lipper Peer Group returns represent the average--annualized total return of the 75 funds in the Lipper Other States Municipal Debt Funds category for the year-to-date period ended May 31, 2000 and 72 funds for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

  Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

  Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

                                                          ANNUAL REPORT page 11

         The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

         In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

Q|And what does the fund's tax-exempt status mean for the numbers?
-

MIKE| For taxpayers in the combined federal and state 35.5% income tax bracket,
----
the equivalent returns for a similar taxable investment would be 3.07% for the year-to-date period and -2.60% for the fiscal year ended May 31, 2000.**

Q| Why did the fund underperform its peer group for the fiscal year?
-

MIKE| The fund had relatively long duration, which is a measure of sensitivity
----
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal period, so we left it alone to maintain the fund's dividend. However, we expect that the actions we have taken will help the fund recover NAV in the next market cycle.

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

MIKE| The fund, as we would expect, underperformed Lehman's national index.***
----
Lehman's 12-month average total return was -0.86% for the fiscal year ended May 31, 2000. We feel Lipper's state-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Wisconsin fund to other state funds as well as to a national benchmark.

Q| What were some of those positioning measures you mentioned?
-

MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
----
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

         We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if the terms allow, then reissue to reduce their debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing, because fewer investors would be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices. At the fiscal year-end, the fund had limited call risk before 2005.

         In addition, we were able to take advantage of certain inefficiencies in the marketplace to boost the value of some bonds. For example, we purchased insurance in the secondary market for some uninsured bonds, immediately capturing additional value

          ** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

         *** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 12
beyond the cost of the insurance simply as a result of the reduced risk. As you can see, the fund was active in a year that lacked buying opportunities.

Q| How did new issuance in the Wisconsin municipal bond market compare to the
-
nation's, which declined over the last year?

MIKE|    Wisconsin's new issuance was down twice as much as the overall rate, so
----
finding buying opportunities was obviously a challenge. The Wisconsin market is unique in that it offers many municipal bonds but few are exempt from both state and federal income taxes. Our goal is to be the first in line for the few well-structured, attractive double tax-exempt issues available. In addition, most issues are non-rated, which requires a lot of credit analysis to help steer away from those bonds with greater default risk. All of these factors underscore the importance of solid research.

Q| If it is difficult for a large institutional investor like Nuveen to find
-
opportunities in Wisconsin, is it even more challenging for individual investors?

MIKE|    It is difficult to impossible for individual investors to have the
----
access to the market that larger institutional investors like Nuveen have. We have the ability to trade in large blocks and even negotiate the terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in researching bond issues and finding the deals.

Q| What is your outlook for the fund for the coming months?
-

MIKE|    Moody's, Standard & Poors and Fitch all maintained their high ratings
----
for Wisconsin. Its economy hasn't grown as much as that of the nation due to stagnant manufacturing growth and continued weakening of milk prices, which hurt dairy farmers. Near-term, the Wisconsin economy should improve, although it may continue to lag national growth levels.

         As for the fund, we believe it is well-structured for a market rally. We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

WISCONSIN

 Top Five Sectors

 Tax Obligation (Limited)              56%
 ----------------------------------------
 Housing (Multifamily)                  9%
 ----------------------------------------
 U.S. Guaranteed                        9%
 ----------------------------------------
 Education and Civic Organizations      6%
 ----------------------------------------
 Healthcare                             5%
 ----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

WISCONSIN

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......  34%
AA.......................  19%
A........................  19%
BBB......................   8%
NR.......................  20%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                          ANNUAL REPORT  page 13

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

 Quick Facts
                                    A Shares         B Shares          C Shares           R Shares
NAV                                    $9.24            $9.27             $9.26              $9.28
--------------------------------------------------------------------------------------------------
Latest Monthly Dividend*             $0.0365          $0.0305           $0.0320            $0.0380
--------------------------------------------------------------------------------------------------
Fund Symbol                            FWIAX              N/A               N/A                N/A
--------------------------------------------------------------------------------------------------
CUSIP                              67065R721        67065R713         67065R697          67065R689
--------------------------------------------------------------------------------------------------
Inception Date                          6/94             2/97              2/97               2/97
--------------------------------------------------------------------------------------------------

*Paid June 1, 2000

 Total Returns as of 5/31/00 (Annualized)*

                                A Shares               B Shares           C Shares      R Shares
                             NAV      Offer       w/o CDSC   w/CDSC          NAV           NAV
1-Year                     -5.04%    -9.05%        -5.75%    -9.38%        -5.56%        -4.73%
----------------------------------------------------------------------------------------------
1-Year TER*                -2.60%    -6.72%        -3.74%    -7.37%        -3.44%        -2.21%
----------------------------------------------------------------------------------------------
5-Year                      3.82%     2.93%         3.17%     3.00%         3.37%         4.03%
----------------------------------------------------------------------------------------------
5-Year TER*                 6.56%     5.65%         5.52%     5.37%         5.84%         6.84%
----------------------------------------------------------------------------------------------
Since Inception             4.40%     3.65%         3.76%     3.63%         3.96%         4.57%
----------------------------------------------------------------------------------------------
Since Inception TER*        7.14%     6.38%         6.12%     6.00%         6.44%         7.38%
----------------------------------------------------------------------------------------------

* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35.5%).

  Total Returns as of 3/31/00 (Annualized)+

                               A Shares                  B Shares       C Shares       R Shares
                            NAV       Offer        w/o CDSC   w/CDSC
1-Year                     -3.73%    -7.75%         -4.46%    -8.14%       -4.26%        -3.43%
----------------------------------------------------------------------------------------------
5-Year                      4.93%     4.03%          4.29%     4.12%        4.48%         5.14%
----------------------------------------------------------------------------------------------
Since Inception             4.86%     4.09%          4.23%     4.09%        4.43%         5.04%
----------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class since inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

  Tax-Free Yields as of 5/31/00

                                  A Shares          B Shares   C Shares   R Shares
                               NAV        Offer     w/o CDSC
Distribution Rate*            4.74%       4.54%      3.95%      4.15%      4.91%
----------------------------------------------------------------------------------------------
SEC 30-Day Yield              4.75%       4.55%      4.01%      4.21%       4.95%
----------------------------------------------------------------------------------------------
Taxable Equivalent Yield      7.36%       7.05%      6.22%      6.53%       7.67%
----------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

 Index Comparison

                         [MOUNTAIN CHART APPEARS HERE]

          Nuveen Flagship          Nuveen Flagship          Lehman Brothers
          Wisconsin Municipal      Wisconsin Municipal      Municipal
          Bond Fund (Offer)        Bond Fund (NAV)          Bond Index

6/1994         $ 9,580                  $ 9,979                  $ 9,939
5/1995          10,283                   10,734                   10,911
5/1996          10,628                   11,094                   11,409
5/1997          11,415                   11,915                   12,356
5/1998          12,580                   13,131                   13,516
5/1999          13,061                   13,633                   14,147
5/2000          12,404                   12,948                   14,026


--   Nuveen Flagship Wisconsin Municipal Bond Fund (Offer) $12, 404

--   Nuveen Flagship Wisconsin Municipal Bond Fund (NAV) $12,948

--   Lehman Brothers Municipal Bond Index $14,026


[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

 Portfolio Statistics

Total Net Assets         $38.5 million
--------------------------------------
Average Effective
Maturity                  21.10 years
--------------------------------------
Average Duration                10.56
--------------------------------------

 Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 14

               Portfolio of Investments

               Nuveen Flagship Kansas Municipal Bond Fund
               May 31, 2000

   Principal                                                                             Optional Call                     Market
Amount (000)   Description                                                                Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 4.3%

    $ 1,000    Dodge City, Pollution Control Revenue Refunding Bonds, Series 1992         5/02 at 102      Aa3         $ 1,032,810
                (Excel Corporation Project/Cargill), 6.625%, 5/01/05

      3,700    Ford County, Sewage and Solid Waste Disposal Revenue Bonds                 6/08 at 102       A+           3,242,162
                (Excel Corporation Project),  Series 1998 (Cargill Inc), 5.400%,
                6/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 4.7%

      4,550    City of Clearwater, Pollution Control Refunding Revenue Bonds              2/02 at 101       A+           4,620,616
                (Vulcan Materials Company),  Series 1992, 6.375%, 2/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 0.6%

        580    Wichita Airport Authority of the City of Wichita, Airport Facilities       3/02 at 102       AA             604,859
                Refunding Revenue Bonds (Wichita Airport Hotel Associates,
                L.P. Project), Series 1992, 7.000%, 3/01/05
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 1.8%

      2,000    Garden City, Sewage Disposal Revenue Bonds, Series 1997 (Monfort, Inc.     9/07 at 102     BBB+           1,788,380
                [ConAgra, Inc. -  Guarantor] Project),
                5.750%, 9/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.6%

      2,465    Neosho County Community College, Student Union and Dormitory System        6/09 at 100      N/R           2,430,046
                Refunding and Improvement Revenue Bonds, Series 1999, 7.000%, 6/01/30

               City of Olathe, Educational Facilities Refunding and Improvement Revenue
               Bonds (MidAmerica Nazarene University Project), Series 1998:
      1,220     5.550%, 4/01/13                                                           4/08 at 100      N/R           1,121,326
      1,000     5.700%, 4/01/18                                                           4/08 at 100      N/R             889,960

               City of Olathe, Educational Facilities Revenue Bonds (Kansas Independent
               College Association Pooled Educational Loan Program), Series C
               1998 - Fixed Rate Bonds, Baker University Project:
        500     5.400%, 10/01/13                                                         10/08 at 100      N/R             451,770
      1,000     5.600%, 10/01/18                                                         10/08 at 100      N/R             884,480

      1,500    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental    2/09 at 101      BBB           1,324,065
                Control Facilities Financing Authority, Higher Education Revenue Bonds,
                Series 1999  (Ana G. Mendez University System Project), 5.375%, 2/01/19

      2,360    Washburn University of Topeka Building Revenue Bonds, Series 1999          7/09 at 100      AAA           2,360,661
                (Learning Living Center Project), 6.000%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 19.0%

      5,630    Colby, Kansas, Health Facilities Refunding Revenue Bonds (Citizens         8/08 at 100      N/R           4,609,844
                Medical Center, Inc.),  Series 1998, 5.625%, 8/15/16

      4,580    Kansas Development Finance Authority, Health Facilities Revenue Bonds,     6/10 at 101       AA           4,738,239
                Series 2000J and  -Series 2000K (Sisters of Charity of Leavenworth
                Health Services Corporation),  6.500%, 12/01/16 (WI)

               City of Lawrence, Hospital Revenue Bonds, Series 1994
               (The Lawrence Memorial Hospital):
        575     6.200%, 7/01/14                                                           7/04 at 100       A3             565,173
        400     6.200%, 7/01/19                                                           7/04 at 100       A3             382,124

      1,110    City of Lawrence, Hospital Revenue Bonds, Series 1999                      7/09 at 100       AA           1,031,545
                (The Lawrence Memorial Hospital), 5.750%, 7/01/24

               City of Newton, Hospital Refunding Revenue Bonds, Series 1998A
               (Newton Healthcare Corporation):
      1,000     5.700%, 11/15/18                                                          11/08 at 100    BBB-             805,880
      1,750     5.750%, 11/15/24                                                          11/08 at 100    BBB-           1,363,128

     _____
     15

               Portfolio of Investments

               May 31, 2000

   Principal                                                                        Optional Call                       Market
Amount (000)   Description                                                            Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

  $      100   Puerto Rico Industrial, Tourist, Educational, Medical and              1/05 at 102          AAA     $   101,527
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated
                 Group Project), 6.250%, 7/01/24

       4,800   City of Wichita, Hospital Facilities Improvement and Refunding        11/09 at 101           A+       4,639,584
                 Revenue Bonds, Series XI 1999 (Via Christi Health System, Inc.),
                 6.250%, 11/15/24

         450   CSJ Health System of Wichita, Inc., Revenue Bonds, Series 1991X,      11/01 at 102           A+         471,560
                 7.000%, 11/15/18
------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 15.3%

         945   Kansas City, Kansas, Multifamily Housing Revenue Refunding Bonds,      7/01 at 100          AAA         952,163
                 Series 1994 (FHA-Insured Mortgage Loan - Rainbow Towers
                 Project), 6.700%, 7/01/23

         325   Kansas Development Finance Authority, Multifamily Housing Revenue     12/06 at 100          AAA         325,000
                 Bonds (Park Apartments Project), Series 1996, 5.700%, 12/01/09
                 (Alternative Minimum Tax)

       5,000   Kansas Development Finance Authority, Multifamily Housing Refunding   12/08 at 101          N/R       4,429,500
                 Revenue Bonds (First Kansas State Partnership, L.P. Project),
                 Series 1998Y, 6.125%, 12/01/28 (Alternative Minimum Tax)

               Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds
               (Barrington Park Apartments Project), Series 1993A:
         445     6.300%, 2/01/09                                                      2/03 at 102           AA         452,667
         475     6.400%, 2/01/10                                                      2/03 at 102           AA         483,165
       2,000     6.450%, 2/01/18                                                      2/03 at 102           AA       2,034,320
       1,000     6.500%, 2/01/23                                                      2/03 at 102           AA       1,011,080

       1,000   City of Olathe, Multifamily Housing Refunding Revenue Bonds            6/04 at 102          AAA       1,018,870
                 (Federal National Mortgage Association Program - Deerfield
                 Apartments Project), Series 1994A, 6.450%, 6/01/19

               City of Wichita, Multifamily Housing Revenue Refunding Bonds
                 (The Shores Apartments Project), Series XI-A, 1994:
       1,500     6.700%, 4/01/19                                                      4/09 at 102           AA       1,540,500
       2,000     6.800%, 4/01/24                                                      4/09 at 102           AA       2,069,500

         900   City of Wichita, Multifamily Housing Revenue Bonds (Brentwood         11/05 at 102            A         850,023
                 Apartments Project), Senior Lien Series IX-A, 1995, 5.850%,
                 12/01/25
------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.5%

         215   City of Olathe, Labette County, Collateralized Single Family           2/05 at 105          Aaa         228,190
                 Mortgage Refunding Revenue Bonds, Series 1994C-I, 7.800%,
                 2/01/25

       1,360   Sedgwick County and Shawnee County, Single Family Mortgage            No Opt. Call          Aaa       1,502,215
                 Revenue Bonds (Mortgaged-Backed Securities Program),
                 1997 Series A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)

       3,450   Sedgwick County and Shawnee County, Single Family Mortgage             6/08 at 105          Aaa       3,548,912
                 Revenue Bonds (Mortgaged-Backed Securities Program), 1998
                 Series A1, 6.950%, 12/01/22 (Alternative Minimum Tax)

       3,000   Sedgwick County and Shawnee County, Single Family Mortgage            12/09 at 105          Aaa       3,274,770
                 Revenue Bonds (Mortgaged-Backed Securities Program), 2000
                 Series A-2, 6.000%, 12/01/31 (Alternative Minimum Tax)

         810   Sedgwick County and Shawnee County, Collateralized Single Family      11/04 at 105          Aaa         855,425
                 Mortgage Refunding Revenue Bonds, Series 1994A-III,
                 8.125%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.8%

       1,350   Commonwealth of Puerto Rico, Public Improvement Bonds of 1994          7/04 at 102          AAA       1,450,670
                 (General Obligation Bonds), 6.450%, 7/01/17

         350   Unified School District No. 437 (Auburn-Washburn), Shawnee             3/02 at 100          AAA         358,806
                 County, General Obligation Refunding Bonds, Series 1992,
                 6.600%, 9/01/09

____
16

   Principal                                                                         Optional Call                        Market
Amount (000)   Description                                                              Provisions*    Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 19.0%

  $    1,050   Kansas Development Finance Authority, Revenue Bonds, Series            12/00 at 102           N/R     $ 1,068,774
                 T of 1992 (State of Kansas - Kansas Highway Patrol Central
                 Training Facility), 6.600%, 12/01/07

               Puerto Rico Highway and Transportation Authority, Highway
               Revenue Bonds, Series Y of 1996:
       3,500        5.500%, 7/01/36                                                    7/16 at 100             A       3,202,955
       7,025        5.000%, 7/01/36                                                    7/16 at 100             A       5,856,040

       2,000   Puerto Rico Highway and Transportation Authority, Transportation        7/10 at 101             A       2,113,160
                 Revenue Bonds (Series B), 6.500%, 7/01/27 (WI)

          20   Puerto Rico Infrastructure Finance Authority, Special Tax Revenue       7/00 at 100          BBB+          20,045
                 Bonds, Series 1988A, 7.750%, 7/01/08

         250   Shawnee County, Certificates of Participation, Series 1999A (Shawnee    7/09 at 100           N/R         197,690
                 Community Mental Health Center, Inc. Project), 5.350%, 7/01/19

       2,000   Virgin Islands Public Finance Authority, Revenue and Refunding Bonds   10/08 at 101          BBB-       1,769,180
                 (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior
                 Lien/Refunding), 5.625%, 10/01/25

       2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin         10/10 at 101          BBB-       1,980,060
                 Islands Gross Receipts Taxes Loan Note), Series 1999A, 6.375%,
                 10/01/19

      14,025   The Unified Government of Wyandotte County, Kansas City, Sales Tax     No Opt. Call           AAA       2,511,036
                 Special Obligation Revenue Bonds (Kansas International Speedway
                 Corporation Project), Series 1999, 0.000%, 12/01/27
---------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.4%

       1,500   Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996     6/06 at 102          Baa2       1,424,475
                 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 10.1%

         440   Unified School District No. 340, Jefferson County, General              9/04 at 100           AAA         461,336
                 Obligation Bonds, Series 1994, 6.350%, 9/01/14 (Pre-refunded to 9/01/04)

      12,475   Johnson County, Residual Revenue and Refunding Bonds,                  No Opt. Call           Aaa       6,267,939
                 Series 1992, 0.000%, 5/01/12

          80   Puerto Rico Highway and Transportation Authority, Highway           7/02 at 101 1/2           AAA          84,262
                 Bonds Revenue (Series T), 6.625%, 7/01/18 (Pre-refunded
                 to 7/01/02)

       2,000   Reno County and Labette County, Single Family Mortgage Revenue         No Opt. Call           Aaa         796,380
                 Bonds, Series 1983A, 0.000% 12/01/15

       2,250   City of Wichita, Revenue Bonds (CSJ Health System of Wichita,          11/01 at 102         A+***       2,368,125
                 Inc.), Series 1985 XXV (Remarketed), 7.200%, 10/01/15
--------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.0%

       1,500   City of Gardner, Electric Utility System Revenue Bonds, Series         11/01 at 101           N/R       1,543,755
                 1992 Refunding, 7.000%, 11/01/09

       1,010   Kansas City, Utility System Refunding and Improvement Revenue           9/04 at 102           AAA       1,034,129
                 Bonds, Series 1994, 6.375%, 9/01/23

               Puerto Rico Electric Power Authority, Power Revenue Bonds,
                 Series T:
         215        6.125%, 7/01/08                                                    7/04 at 102          BBB+         223,940
         150        6.000%, 7/01/16                                                    7/04 at 102          BBB+         151,626

____
17

                      Portfolio of Investments

                      May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)        Description                                                            Provisions*       Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Water and Sewer - 2.4%

   $   2,000        City of Augusta, Waterworks System Revenue Bonds, Series 2000-A,       10/08 at 101 1/2      AA    $  2,000,500
                    6.150%, 10/01/20

         350        City of Newton, Wastewater Treatment System Refunding Revenue Bonds,   3/02 at 102          N/R         368,405
                    Series 1998,
                     7.125%, 3/01/12
-----------------------------------------------------------------------------------------------------------------------------------
   $ 124,235        Total Investments (cost $104,756,422) - 102.5%                                                      101,289,327
====================---------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - (2.5)%                                                               (2,475,248)
                    ---------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                                  $ 98,814,079
                    ===============================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

_____
18

                Portfolio of Investments

                Nuveen Flagship Missouri Municipal Bond Fund
                May 31, 2000

   Principal                                                                              Optional Call                      Market
Amount (000)    Description                                                                 Provisions*   Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 1.0%

    $   2,075   Missouri Economic Development, Export and Infrastructure Board,            12/01 at 102         N/R     $ 2,118,637
                  Industrial Development Revenue Refunding Bonds (Drury Inn Project),
                  Series 1988, Remarketing, 8.250%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 3.4%

        3,000   The Industrial Development Authority of the County of Cape Girardeau,       5/08 at 101          AA       2,591,310
                  Solid Waste Disposal Revenue Bonds (The Procter & Gamble Products
                  Company Project), 1998 Series, 5.300%, 5/15/28 (Alternative Minimum
                  Tax)

        5,100   Missouri State Development Finance Board, Solid Waste Disposal Revenue     No Opt. Call          AA       4,455,003
                  Bonds (Procter & Gamble Paper Products Company Project), Series 1999,
                  5.200%, 3/15/29 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.6%

        4,050   The Junior College District of Mineral Area (Mineral Area College),         9/10 at 102         N/R       4,033,962
                  Student Housing System Revenue Bonds, Series 2000, 7.250%, 9/01/31

        1,000   Missouri Higher Education Loan Authority, Student Loan Revenue Bonds,       2/02 at 102           A       1,020,100
                  Series 1992 Subordinate Lien, 6.500%, 2/15/06 (Alternative Minimum
                  Tax)

        4,190   Missouri Higher Education Loan Authority, Student Loan Revenue Bonds,       2/04 at 102           A       4,281,677
                  Series 1994F, 6.750%, 2/15/09 (Alternative Minimum Tax)

        3,630   Health and Educational Facilities Authority of the State of Missouri,       6/04 at 102          A2       3,657,842
                Educational Facilities Revenue Bonds (University of Health Sciences
                Project), Series 1994, 6.350%, 6/01/14

                Health and Educational Facilities Authority of the State of Missouri,
                  Educational Facilities Revenue Bonds (Maryville University of
                  St. Louis Project), Series 1997:
        1,000       5.625%, 6/15/13                                                         6/07 at 101        Baa1         965,950
        1,750       5.750%, 6/15/17                                                         6/07 at 101        Baa1       1,635,550

          500   Health and Educational Facilities Authority of the State of Missouri,      11/08 at 101         AA+         409,105
                  Educational Facilities Revenue Bonds (The Washington University),
                  Series 1998A, 5.000%, 11/15/37

        1,100   Health and Educational Facilities Authority of the State of Missouri,      10/08 at 100         N/R         897,974
                  Educational Facilities Revenue Bonds (The Barstow School), Series
                  1998, 5.250%, 10/01/23

        1,000   Health and Educational Facilities Authority of the State of Missouri,       1/10 at 100          AA         963,780
                  Educational Facilities Revenue Bonds (Central Institute for the Deaf),
                  Series 1999, 5.850%, 1/01/22

          900   Health and Educational Facilities Authority of the State of Missouri,       6/08 at 102          A1         870,597
                  Educational Facilities Revenue Bonds (Stephens College Issue), Series
                  1999, 6.000%, 6/01/24

        3,375   Health and Educational Facilities Authority of the State of Missouri,       6/10 at 100        Baa1       3,359,813
                  Educational Facilities Revenue Bonds (Maryville University of
                  St. Louis Project), Series 2000, 6.750%, 6/15/30

                The Industrial Development Authority of the City of St. Louis, Industrial
                Revenue Refunding Bonds (Kiel Center Multipurpose Arena Project), Series
                1992:
          650       7.625%, 12/01/09 (Alternative Minimum Tax)                             12/02 at 102         N/R         669,403
        1,000       7.750%, 12/01/13 (Alternative Minimum Tax)                             12/02 at 102         N/R       1,034,630
          500       7.875%, 12/01/24 (Alternative Minimum Tax)                             12/02 at 102         N/R         519,700
-----------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 14.8%

          415   Dent County Industrial Development Authority, Industrial Development        6/01 at 102         N/R         427,222
                  Revenue Bonds (Southeast Missouri Community Treatment Center),
                  8.500%, 6/01/12

          775   Farmington Industrial Development Authority, Revenue Bonds, Series 1992     6/01 at 102         N/R         797,824
                  (Southeast Missouri Community Treatment Center Project), 8.500%,
                  6/01/12

                The Industrial Development Authority of the County of Jackson, Health
                Care System Revenue Bonds, St. Joseph Health Center Issue, Series 1992:
        1,910       6.500%, 7/01/12                                                         7/02 at 102         AAA       1,972,209
        6,250       6.500%, 7/01/19                                                         7/02 at 102         AAA       6,353,375


                _____

                Portfolio of Investments

                May 31, 2000

   Principal                                                                            Optional Call                        Market
Amount (000)    Description                                                               Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare (continued)

   $   2,565    Health and Educational Facilities Authority of the State of Missouri,     2/02 at 102           AAA    $  2,628,869
                  Health Facilities Revenue Bonds (Health Midwest), Series 1992B,
                  6.250%, 2/15/12

         555    Health and Educational Facilities Authority of the State of Missouri,    11/02 at 102          BBB+         564,052
                  Health Facilities Revenue Bonds (Heartland Health System Project),
                  Series 1992, 6.875%, 11/15/04

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Revenue Bonds (BJC Health System),
                Series 1994A:

       2,310      6.750%, 5/15/12                                                        No Opt. Call           Aa2       2,552,989
         650      6.500%, 5/15/20                                                         5/04 at 102           Aa2         671,931

         280    Health and Educational Facilities Authority of the State of Missouri,     5/05 at 102           Baa         264,471
                  Health Facilities Revenue Bonds (Jefferson Memorial Hospital
                  Obligated Group), Series 1995, 6.800%, 5/15/25

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Revenue Bonds (Freeman Health System
                Project), Series 1998:

       3,700      5.250%, 2/15/18                                                         2/08 at 102          BBB+       2,929,216
       1,675      5.250%, 2/15/28                                                         2/08 at 102          BBB+       1,241,493

         395    Health and Educational Facilities Authority of the State of Missouri,     2/06 at 102          BBB+         364,028
                  Health Facilities Revenue Bonds (Lake of the Ozarks General Hospital
                  Inc.), Series 1996, 6.500%, 2/15/21

         790    Health and Educational Facilities Authority of the State of Missouri,    11/06 at 100          BBB+         587,918
                  Health Facilities Revenue Bonds (Capital Region Medical Center),
                  Series 1998, 5.250%, 11/01/23

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Revenue Bonds (Lester Cox Medical
                Center), Series 1992H:

       2,650      0.000%, 9/01/17                                                        No Opt. Call           AAA         939,929
       4,740      0.000%, 9/01/21                                                        No Opt. Call           AAA       1,289,707
       6,300      0.000%, 9/01/22                                                        No Opt. Call           AAA       1,605,366

       3,000    The Industrial Development Authority of the County of Taney,              5/08 at 101          BBB+       2,271,330
                  Hospital Revenue Bonds (The Skaggs Community Hospital Association),
                  Series 1998, 5.400%, 5/15/28

                The Industrial Development Authority of the City of West Plains,
                Hospital Facilities Revenue Bonds (Ozark Medical Center), Series
                1997:

         500      5.500%, 11/15/12                                                       11/07 at 101           N/R         412,865
       2,095      5.600%, 11/15/17                                                       11/07 at 101           N/R       1,651,028
       2,230      5.650%, 11/15/22                                                       11/07 at 101           N/R       1,696,785
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.5%

       1,630    The Industrial Development Authority of the City of Lees Summit,         10/09 at 100           AAA       1,584,018
                  Multifamily Housing Revenue Bonds (Crossroads of Lees Summit
                  Apartments Project), Series 1999A, 6.100%, 4/01/24
                  (Alternative Minimum Tax)

       1,995    Missouri Housing Development Commission, Housing Development              1/03 at 100           AA+       2,005,155
                  Refunding Bonds (Federally Insured Mortgage Loans), 6.600%, 7/01/24

         885    Missouri Housing Development Commission, Multifamily Housing Revenue     12/05 at 103           N/R         839,962
                  Bonds, Series 1995A (Primm Plac Apartments Project), 6.250%, 12/01/17
                  (Alternative Minimum Tax)

       1,000    Missouri Housing Development Commission, Multifamily Housing Revenue      6/08 at 100           AAA         886,450
                  Refunding Bonds (FHA-Insured Mortgage Loans), Series 1998, 5.450%,
                  6/01/28 (Alternative Minimum Tax)

       2,815    Missouri Housing Development Commission, Multifamily Housing Revenue      4/08 at 102           N/R       2,528,123
                  Bonds (The Mansion Apartments Phase II Project), Series 1999, 6.125%,
                  10/01/22 (Alternative Minimum Tax)

       2,000    Housing Authority of St. Louis County, Multifamily Housing Revenue        3/05 at 102           AAA       2,036,660
                  Refunding Bonds (Kensington Square Apartments Project), Series
                  1995, 6.650%, 3/01/20

       9,105    The Industrial Development Authority of the County of St. Louis,          8/06 at 105           AAA       9,402,096
                  Multifamily Housing Revenue Bonds, Series 1996A (GNMA Mortgage-Backed
                  - Covington Manor Apartments), 6.875%, 8/20/36 (Alternative Minimum
                  Tax)

       2,685    Industrial Development Authority of the County of St. Louis, Multifamily  1/08 at 100           AAA       2,426,864
                  Housing Revenue Refunding Bonds (Bonhomme Village Apartments Project),
                  Series 1997A, 5.450%, 1/01/28

                ___________

 Principal                                                                                      Optional Call             Market
Amount (000)  Description                                                                        Provisions*   Ratings**   Value
-----------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily (continued)

$    500      Industrial Development Authority of the County of St. Louis, Multifamily            3/09 at 102     AAA     $  425,175
                Housing Revenue Refunding Bonds (GNMA Collateralized - Lucas Hunt Village
                Apartment Project), Series 1999A, 5.200%, 9/20/31

   1,550      The Industrial Development Authority of the County of St. Louis,                    8/08 at 102     AAA      1,382,538
                Multifamily Housing Revenue Bonds, Series 1999B (GNMA Collateralized -
                Glen Trails West Apartments Project), 5.700%, 8/20/39 (Alternative Minimum Tax)

   1,890      Land Clearance for Redevelopment Authority of the City of St. Louis,                5/03 at 102     AAA      1,891,455
                Multifamily Mortgage Refunding Bonds, Series 1993 (FHA-Insured Mortgage Loan -
                St. Louis Place Apartments), 6.250%, 8/01/27

     925     The Industrial Development Authority of University City, Revenue Refunding           8/07 at 102     Aaa        874,708
               Bonds, Series 1997A (GNMA Collateralized - River Valley Apartments),
               5.900%, 2/20/37
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 7.6%

   1,500     Greene County, Missouri, Collateralized Single Family Mortgage Revenue               No Opt. Call    AAA      1,509,000
               Bonds, Series 1996, 6.300%, 12/01/22 (Alternative Minimum Tax)

   1,475     Missouri Housing Development Commission, Single Family Mortgage Revenue              1/07 at 102     AAA      1,443,066
               Bonds (Homeownership Loan Program), 1996 Series D, 6.125%, 3/01/28
               (Alternative Minimum Tax)

     845     Missouri Housing Development Commission, Single Family Mortgage Revenue              3/07 at 105     AAA       900,398
                Bonds (Homeownership Loan Program), 1997 Series A-2, 7.300%, 3/01/28
                (Alternative Minimum Tax)

             Missouri Housing Development Commission, Single Family Mortgage
               Revenue Bonds (Homeownership Loan Program), 1995 Series B, Remarketing:
   1,900       6.375%, 9/01/20 (Alternative Minimum Tax)                                          9/06 at 102     AAA     1,911,248
   1,500       6.450%, 9/01/27 (Alternative Minimum Tax)                                          9/06 at 102     AAA     1,507,425

     455     Missouri Housing Development Commission, Single Family Mortgage Revenue              6/00 at 102     AAA       464,660
               Bonds (GNMA Mortgage-Backed Securities Program), 1990 Series B, 7.750%, 6/01/22
               (Alternative Minimum Tax)

   1,035     Missouri Housing Development Commission, Single Family Mortgage Revenue              2/01 at 102     AAA     1,055,959
               Bonds (GNMA Mortgage-Backed Securities Program), 1991 Series A, 7.375%, 8/01/23
               (Alternative Minimum Tax)

             Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (GNMA
             Mortgage Backed Securities Program), 1994 Series A:
     295       6.700%, 12/01/07 (Alternative Minimum Tax)                                        12/04 at 102     AAA       306,623
   1,335       7.125%, 12/01/14 (Alternative Minimum Tax)                                        12/04 at 102     AAA     1,372,273
     590       7.200%, 12/01/17 (Alternative Minimum Tax)                                        12/04 at 102     AAA       607,216

     955     Missouri Housing Development Commission, Single Family Mortgage Revenue              3/08 at 105     AAA       953,510
               Bonds (Homeownership Loan Program), 1998 Series B-2, 6.400%, 3/01/29
               (Alternative Minimum Tax)

   4,000     Missouri Housing Development Commission, Single Family Mortgage Revenue              9/09 at 100     AAA     3,999,520
               Bonds (Homeownership Loan Program), 2000 Series A-1, 6.300%, 9/01/25
-----------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 10.9%

   4,800     The Industrial Development Authority of Kansas City, Retirement Facility            11/08 at 102     N/R     3,815,040
               Refunding and Improvement Revenue Bonds, Series 1998A (Kingswood Project),
               5.875%, 11/15/29

   1,000     The Industrial Development Authority of the City of Lees Summit, Health              8/05 at 102     N/R       990,770
               Facilities Revenue (John Knox Village Project), Series 1995, 6.625%, 8/15/13

   5,000     The Industrial Development Authority of the City of Lees Summit, Health              8/09 at 101     N/R     4,645,100
               Facilities Revenue (John Knox Village Project), Series 1999, 6.000%, 8/15/17

   3,750     Health and Educational Facilities Authority of the State of Missouri,                2/06 at 102     N/R     3,481,350
               Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1996A,
               6.375%, 2/01/27
   3,500     Health and Educational Facilities Authority of the State of Missouri,                2/07 at 102     N/R     3,109,680
               Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1997,
               5.875%, 2/01/23

             The Industrial Development Authority of the County of St. Louis, Refunding
             Revenue Bonds (Friendship Village of South County Project), Series 1996A:
   1,265       5.750%, 9/01/05                                                                    No Opt. Call    N/R     1,239,181
   1,800       6.250%, 9/01/10                                                                    9/06 at 102     N/R     1,720,386

                ________

                Portfolio of Investments

                May 31, 2000

   Principal                                                                         Optional Call                          Market
Amount (000)    Description                                                            Provisions*          Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care (continued)

                The Industrial Development Authority of the County of St. Louis,
                Revenue Bonds (Bethesda Living Centers - Autumn View Gardens at
                Schuetz Road Project), Series 1998B:
       $  475     5.750%, 8/15/18                                                      8/03 at 100          N/R         $    387,239
        1,500     5.850%, 8/15/28                                                      8/08 at 102          N/R            1,187,175

        2,425   The Industrial Development Authority of the County of St. Louis,       8/05 at 104          AAA            2,361,198
                  Healthcare Facilities Revenue Bonds, Series 1995 (GNMA
                  Collateralized - Mother of Perpetual Help Project),
                  6.250%, 8/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.2%

        1,000   Jefferson City School District, General Obligation Bonds, Series      No Opt. Call          Aa2            1,091,550
                  1991A, 6.700%, 3/01/11

        1,345   Pattonville R-3 School District, St. Louis County, General            No Opt. Call          AAA            1,461,881
                  Obligation Bonds, Series 2000, 6.500%, 3/01/14 (WI)
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.1%

        2,285   The Public Building Corporation of the City of Branson, Leasehold     11/06 at 101          BBB            2,296,722
                  Revenue Bonds, Series

                1995 (City Hall and Fire Station Improvement Projects), 6.250%,
                  11/01/12

        1,025   Excelsior Springs School District Building Corporation, Leasehold     No Opt. Call          AAA              454,977
                  Revenue Bonds (Excelsior Springs 40 School District), Series
                  1994, 0.000%, 3/01/14

        4,440   Howard Bend Levee District (St. Louis County), Levee District          3/09 at 101          N/R            4,104,425
                Improvement Bonds, Series 1999, 5.850%, 3/01/19

        2,000   Jackson County Public Facilities Authority, Leasehold Revenue         12/04 at 100          AAA            2,034,120
                  Refunding and Improvement Bonds (Jackson County Capital
                  Improvements Project), Series 1994, 6.125%, 12/01/15

        1,200   Land Clearance for Redevelopment Authority of Kansas City, Lease      12/05 at 102          AAA            1,201,644
                  Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                  Redevelopment Project), Series 1995A, 5.900%, 12/01/18

                The City of Lake St. Louis, Certificates of Participation, Public
                  Facilities Authority, Series 1993 (Municipal Golf
                  Course Project):

          805   6.900%, 12/01/05                                                      12/02 at 103          N/R              835,188
        2,720   7.550%, 12/01/14                                                      12/02 at 103          N/R            2,828,800

        1,000   Monarch-Chesterfield Levee District (St. Louis County),                3/10 at 101          AAA              984,690
                  Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19

        1,500   Puerto Rico Highway and Transportation Authority, Highway Revenue  7/02 at 101 1/2            A            1,561,665
                  Bonds, 1992 Series V, 6.625%, 7/01/12

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series Y of 1996:

        1,400   5.500%, 7/01/36                                                        7/16 at 100            A            1,281,182
        4,500   5.000%, 7/01/36                                                        7/16 at 100            A            3,751,200

          750   Puerto Rico Highway and Transportation Authority, Transportation       7/10 at 101            A              738,285
                Revenue Bonds (Series B), 6.000%, 7/01/39 (WI)

        3,000   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,      No Opt. Call            A            2,871,810
                  Series L (Guaranteed by the Commonwealth of Puerto Rico),
                  5.500%, 7/01/21

                Regional Convention and Sports Complex Authority, City of St. Louis,
                Convention and Sports Facility Project and Refunding Bonds,
                Series C 1997:
        1,000     5.300%, 8/15/17                                                      8/07 at 100          AAA              937,350
        4,000     5.300%, 8/15/20                                                      8/07 at 100          AAA            3,686,160

           45   The City of St. Louis Regional Convention and Sports Complex           8/03 at 100          N/R               47,186
                  Authority, Convention and Sports Facility Project Bonds,
                  Series C of 1991, 7.900%, 8/15/21

_____
22

   Principal                                                                              Optional Call                      Market
Amount (000)    Description                                                                 Provisions*      Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.3%

$      2,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996          6/06 at 102           Baa2    $1,899,300
                Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                (Alternative Minimum Tax)

       1,000   The City of St. Louis, Airport Revenue Bonds, Series 1997 (1997              7/07 at 101            AAA       866,080
                Capital Improvement Program), Lambert-St. Louis International Airport,
                5.250%, 7/01/27 (Alternative Minimum Tax)

               Land Clearance for Redevelopment Authority of the City of St. Louis,
               Tax Exempt Parking Facility Revenue Refunding and Improvement Bonds,
               Series of 1999C (LCRA Parking Facilities Project):
       1,000    7.000%, 9/01/19                                                             9/09 at 102            N/R     1,000,230
       2,400    7.050%, 9/01/24                                                             9/09 at 102            N/R     2,392,440

       3,000   The City of St. Louis, Parking Revenue Refunding Bonds, Series 1996,        12/06 at 102            AAA     2,773,170
               5.375%, 12/15/21
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.0%

       4,500   Cape Girardeau County, Single Family Mortgage Revenue Bonds,                No Opt. Call            Aaa     1,912,230
                Series 1983, 0.000%, 12/01/14

       1,500   Clay County Public Building Authority, Leasehold Refunding and               5/02 at 102         N/R***     1,597,800
                Improvement Revenue Bonds, Series 1992 (Paradise Pointe Golf Course
                Project), 7.625%, 5/15/14 (Pre-refunded 5/15/02)

         235   Greene County, Missouri, Single Family Mortgage Revenue Bonds, Series       No Opt. Call            Aaa        91,352
                1984, 0.000%, 3/01/16

       4,000   Kansas City, Missouri, General Improvement Airport Revenue Bonds,            9/04 at 101            AAA     4,303,280
                Series 1994B, 6.875%, 9/01/14 (Pre-refunded to 9/01/04)

         645   Kansas City Municipal Assistance Corporation, Leasehold Improvement         11/01 at 100          A3***       663,447
                Revenue Bonds, Series 1991A (Truman Medical Center Charitable
                Foundation Project), 7.000%, 11/01/09 (Pre-refunded to 11/01/01)

       2,385   The Industrial Development Authority of the City of Kirkwood,                7/02 at 102         N/R***     2,489,892
                Health Care System Revenue Bonds, St. Joseph Hospital of
                Kirkwood Issue, Series 1992, 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

       1,000   Missouri Economic Development, Export and Infrastructure Board,              5/02 at 100         N/R***     1,037,860
                Industrial Development Revenue Bonds (Community Water Company Inc.
                Project), Series 1992, 7.125%, 5/01/17 (Alternative Minimum Tax)
                (Pre-refunded to 5/15/02)

         600   Health and Educational Facilities Authority of the State of Missouri,       10/04 at 101          A2***       632,046
                Educational Facilities Revenue Bonds (St. Louis University High
                School), Series 1994, 6.350%, 10/01/14 (Pre-refunded to 10/01/04)

               Industrial Development Authority of the County of St. Louis, Health Care
               Facilities Revenue Bonds, Series 1992 (Lutheran Health Care Association):
       2,565    7.375%, 2/01/14 (Pre-refunded to 2/01/02)                                   2/02 at 102         N/R***     2,708,178
       1,650    7.625%, 2/01/22 (Pre-refunded to 2/01/02)                                   2/02 at 102         N/R***     1,748,604

       1,000   Regional Convention and Sports Complex Authority, County of St. Louis,       8/03 at 100            AAA     1,057,100
                Convention and Sports Facility Project Bonds, Series 1991B, 7.000%,
                8/15/11 (Pre-refunded to 8/15/03)

       1,295   Land Clearance for Redevelopment Authority of the City of St. Louis,         7/00 at 102         N/R***     1,323,632
                Lease Revenue Bonds, Series 1992 (Station East Redevelopment
                Project), 7.750%, 7/01/21 (Pre-refunded to 7/01/00)

       1,975   City of St. Louis, Missouri, Parking Revenue Bonds, Series 1992, 6.625%,    12/02 at 102         AA-***     2,078,115
                12/15/21 (Pre-refunded to 12/15/02)

         955   Regional Convention and Sports Complex Authority, City of St. Louis,         8/03 at 100            Aaa     1,034,838
               Convention and Sports Facility Bonds, Series 1991C, 7.900%, 8/15/21
               (Pre-refunded to 8/15/03)

         445   The Board of Education of the City of St. Louis, General Obligation         10/01 at 102            AAA       464,482
               School Building Bonds, Series 1991, 6.750%, 4/01/11 (Pre-refunded to 10/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 1.8%

       1,400   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series O,        No Opt. Call            AAA       521,066
                0.000%, 7/01/17

       2,000   City of Sikeston, Missouri, Electric System Revenue Bonds, 1992 Series,     No Opt. Call            AAA     2,125,400
                6.200%, 6/01/10

       1,070   City of Sikeston, Missouri, Electric System Revenue Refunding Bonds, 1996   No Opt. Call            AAA     1,119,102
                Series, 6.000%, 6/01/14

_________
23

                       Portfolio of Investments

                       May 31, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)     Description                                                                 Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer - 3.4%

    $    400     East Central Missouri Water and Sewer Authority, St. Charles County,        8/00 at 100       N/R      $    401,536
                  Water System Refunding Revenue Bonds, Series 1992 (St. Charles County
                  Public Water Supply District No. 2 Project), 7.000%, 8/01/08

       1,635     Missouri State Environmental Improvement and Energy Resources Authority,    4/09 at 100        AA         1,566,804
                  Water Facilities Refunding Revenue Bonds (Tri-County Water Authority
                  Project), Series 1999, 6.000%, 4/01/22

       1,600     State Environmental Improvement and Energy Resources Authority, Water      12/01 at 102       Aaa         1,668,368
                  Pollution Control Revenue Bonds (State Revolving Fund Program - Multiple
                  Participants), Series 1991A, 6.875%, 6/01/14

       2,000     State Environmental Improvement and Energy Resources Authority, Water       7/02 at 102       Aaa         2,084,260
                  Pollution Control Revenue Bonds (State Revolving Fund Program - Multiple
                  Participants), Series 1992A, 6.550%, 7/01/14

         600     State Environmental Improvement and Energy Resources Authority, Water       7/04 at 102       Aaa           641,988
                  Pollution Control Revenue Bonds (State Revolving Fund Program - Multiple
                  Participants), Series 1994B, 7.200%, 7/01/16

         595     State Environmental Improvement and Energy Resources Authority, Water      10/00 at 102       Aaa           610,553
                  Pollution Control Revenue Bonds (State Revolving Fund Program - City of
                  Springfield Project), Series 1990A, 7.000%, 10/01/10

         125     City of Osceola, Missouri, Sewer System Refunding and Improvement          11/00 at 100       N/R           125,206
                  Revenue Bonds, Series 1989, 8.000%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------------
    $226,575     Total Investments (cost $210,861,266) - 97.6%                                                           205,066,055
============------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.4%                                                                      5,040,305
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $210,106,360
                 ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated. (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

______
24

                Portfolio of Investments

                Nuveen Flagship Wisconsin Municipal Bond Fund
                May 31, 2000

 Principal                                                                                  Optional Call                     Market
Amount (000)     Description                                                                 Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                 Capital Goods - 0.7%

   $     300      Community Development Authority of Village of Menomomee Falls,                3/01 at 103         N/R  $   284,793
                  Development Revenue Bonds, Series 1996 (Herker Industries, Inc.
                  Project), 5.250%, 3/01/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 Consumer Staples - 2.3%

       1,000     Redevelopment Authority of the City of Green Bay, Industrial                 No Opt. Call        Baa2       873,270
                  Development Revenue Bonds, Series 1999 (Fort James Project),
                  5.600%, 5/01/19
------------------------------------------------------------------------------------------------------------------------------------
                 Education and Civic Organizations - 6.3%

         475     Housing Authority of the City of Ashland, Student Housing Revenue             4/08 at 100         Aa3       406,196
                  Bonds, Series 1998 (Northland College Project), 5.100%, 4/01/18

         500     Community Development Authority of the City of Madison, Fixed Rate           11/06 at 102         AA-       435,985
                  Development Revenue Bonds, Series 1998A (Fluno Center
                  Project), 5.000%, 11/01/20

         500     Redevelopment Authority of the City of Milwaukee, Revenue Refunding          10/07 at 102         AAA       461,480
                  Bonds, Series 1999B (Milwaukee School of Engineering
                  Project), 5.000%, 10/01/17

         300     Redevelopment Authority of the City of Milwaukee, Revenue Bonds,              6/09 at 102          A1       253,863
                  Series A (Young Women's Christian Association of Greater Milwaukee),
                  5.300%, 6/01/29

         370     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       2/09 at 101         BBB       314,681
                  Control Facilities Financing Authority, Higher Education Revenue Bonds,
                  Series 1999 (Ana G. Mendez University System Project), 5.375%, 2/01/29

         600     University of Puerto Rico, University System Revenue Bonds, Series M,     6/05 at 101 1/2         AAA       542,466
                  5.250%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
                 Healthcare - 5.2%

         500     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA       507,635
                  Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                  Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                  7/01/24

         450     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental   8/05 at 101 1/2         AAA       457,641
                  Control Facilities Financing Authority, Hospital Revenue Refunding Bonds,
                  1995 Series A (FHA-Insured Mortgage Pila Hospital Project), 5.875%,
                  8/01/12

       1,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental      11/10 at 101          AA     1,040,540
                  Control Facilities Financing Authority, Hospital Revenue Bonds, 2000
                  Series A (Hospital de la Concepcion Project), 6.500%, 11/15/20 (WI)
------------------------------------------------------------------------------------------------------------------------------------
                 Housing/Multifamily - 9.4%

                 Housing Authority of Dane County, Multifamily Housing Revenue Bonds
                 (Forest Harbor Apartments Project):
          25      5.900%, 7/01/12                                                              7/02 at 102         N/R        24,828
          50      5.950%, 7/01/13                                                              7/02 at 102         N/R        49,193
          50      6.000%, 7/01/14                                                              7/02 at 102         N/R        48,926

         675     Kenosha Housing Authority, GNMA Collateralized Multifamily Housing            5/08 at 102         N/R       670,262
                  Revenue Bonds, Series 2000A (Villa Ciera Project), 5.900%, 11/20/30

       1,000     Community Development Authority of the City of Madison, Multifamily           9/06 at 102         AAA       887,470
                  Housing Revenue Refunding Bonds, Series 1999A (Greentree Glen
                  Project), 5.500%, 9/20/29 (Alternative Minimum Tax)

         200     Redevelopment Authority of the City of Milwaukee, Multifamily Housing         8/07 at 102         N/R       193,094
                  Revenue Bonds, Series 1993 (FHA-Insured Mortgage Loan - City Hall
                  Square Apartments Project), 6.000%, 8/01/22 (Alternative Minimum Tax)

         500     Housing Authority of the City of Sheboygan, Multifamily Revenue               5/06 at 102         AAA       423,190
                  Refunding Bonds, Series 1998A (Lake Shore Apartments),
                  5.100%, 11/20/26

         300     Walworth County Housing Authority, Housing Revenue Bonds, Series 1997         9/05 at 102         N/R       276,600
                  (FHA-Insured Mortgage Loan - Kiwanis Heritage, Inc. Senior Apartments
                  Project), 5.550%, 9/01/22

          ______

                Portfolio of Investments

                May 31, 2000

  Principal                                                                           Optional Call                         Market
Amount (000)    Description                                                             Provisions*      Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

                Housing Authority of the City of Waukesha, Multifamily Housing
                Revenue Refunding Bonds, Series 1996A (GNMA Collateralized
                Mortgage Loan - Westgrove Woods Project):
$       350       5.800%, 12/01/18 (Alternative Minimum Tax)                                12/06 at 102       AAA     $   336,203
        750       6.000%, 12/01/31 (Alternative Minimum Tax)                                12/06 at 102       AAA         720,338
----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.8%

        195     Puerto Rico Housing Bank and Finance Agency, Affordable Housing              4/05 at 102       AAA         192,898
                  Mortgage Subsidy Program, Single Family Mortgage Revenue Bonds,
                  Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

        115     Virgin Islands Housing Finance Authority, Single Family Mortgage             3/05 at 102       AAA         116,048
                  Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                  1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 4.2%

                Housing Authority of Sheboygan County, Housing Revenue Refunding
                Bonds (Rocky Knoll Health Center Project), Series 1994:

        150       5.300%, 12/01/17                                                          12/04 at 100        A1         128,342
        195       5.300%, 12/01/18                                                          12/04 at 100        A1         165,105
        395       5.300%, 12/01/19                                                          12/04 at 100        A1         330,587

      1,120     Waukesha County Housing Authority, Housing Revenue Refunding Bonds,         12/03 at 102       N/R         982,374
                  Series 1998 (The Arboretum Project), 5.250%, 12/01/21
                  (Alternative Minimum Tax) (Optional put 12/01/12)
----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.0%

        250     Government of Guam, General Obligation Bonds, Series 1993A, 5.400%,         11/03 at 102      BBB-         214,865
                11/15/18

        200     Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,             7/08 at 101         A         170,410
                  Series 1998 (General Obligation Bonds), 5.000%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 56.0%

                Community Development Authority of the Village of Ashwaubenon,
                Lease Revenue Bonds, Series 1999A (Arena Project):
        500       5.700%, 6/01/24                                                            6/09 at 100       Aa2         478,300
      1,500       5.800%, 6/01/29                                                            6/09 at 100       Aa2       1,444,065

      1,500     Community Development Authority of the City of Cudahy, Redevelopment         6/06 at 100       N/R       1,493,445
                  Lease Revenue Bonds, Series 1995, 6.000%, 6/01/11

      1,000     Redevelopment Authority of the Village of De Forest, Redevelopment           2/08 at 100       N/R         861,160
                  Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18

      1,500     Community Development Authority of the City of Glendale, Community           9/08 at 100       N/R       1,374,255
                  Development Lease Revenue Bonds, Series 1998A, 5.400%, 9/01/18

                Redevelopment Authority of the City of Green Bay, Lease Revenue
                Bonds, Series 1999A (Convention Center Project):
      1,500       5.250%, 6/01/24                                                            6/09 at 100       Aa2       1,364,070
      2,000       5.100%, 6/01/29                                                            6/09 at 100       Aa2       1,749,820

        500     Community Development Authority of the Village of Jackson, Community        12/09 at 100       N/R         430,700
                  Development Revenue Refunding Bonds, Series 1999, 5.100%, 12/01/17

        300     Community Development Authority of the City of Madison, Lease Revenue        3/05 at 100       Aa2         306,801
                  Bonds, Series 1995 (Monona Terrace Community and Convention
                  Center Project), 6.100%, 3/01/10

        200     Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series 1995   7/06 at 101 1/2         A         182,080
                  (Guaranteed by the Commonwealth of Puerto Rico), 5.000%, 7/01/15

        320     Puerto Rico Highway and Transportation Authority, Highway Revenue        7/02 at 101 1/2         A         333,155
                  Bonds, 1992 Series V, 6.625%, 7/01/12

        700     Puerto Rico Highway and Transportation Authority, Transportation             7/08 at 101         A         578,158
                  Revenue Bonds, Series A, 5.000%, 7/01/38

      2,000     Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101         A       2,113,160
                  Revenue Bonds, Series B, 6.500%, 7/01/27 (WI)

        600     Puerto Rico Public Buildings Authority, Public Education and Health      7/03 at 101 1/2         A         600,096
                  Facilities Refunding Bonds, Series M (Guaranteed by the
                  Commonwealth of Puerto Rico), 5.750%, 7/01/15

                _______

   Principal                                                                              Optional Call                     Market
Amount (000)   Description                                                                 Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$    2,500     Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, Series      No Opt. Call       A       $  2,393,175
                L (Guaranteed by the Commonwealth of Puerto Rico), 5.500%, 7/01/21

               Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue
                Bonds, Series 1997:

     1,390     0.000%, 12/15/27                                                             No Opt. Call     AAA            250,256
     1,000     0.000%, 12/15/29                                                             No Opt. Call     AAA            158,230

       500     Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue   No Opt. Call     AAA            473,650
               Refunding Bonds, Series 1998A, 5.500%, 12/15/26


     1,000     Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue   12/04 at 100     AAA            995,220
                Bonds, Series 1999, 6.100%, 12/15/29


       375     Waterfront Redevelopment Authority of the City of Sturgeon Bay,              10/08 at 100     N/R            312,517
                Redevelopment Lease Revenue Bonds, Series 1998A, 5.200%, 10/01/21

               Community Development Authority of the Village of Sturtevant,
               Redevelopment Lease Revenue Refunding Bonds, Series 1999:
       775      4.700%, 12/01/11                                                            12/08 at 100     N/R            675,831
       335      4.800%, 12/01/12                                                            12/08 at 100     N/R            292,157

       600     Virgin Islands Public Finance Authority, Revenue and Refunding Bonds         10/08 at 101    BBB-            530,754
                (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior
                Lien/Refunding), 5.625%, 10/01/25

       500     Wauwatosa Redevelopment Authority, Milwaukee County, Lease Revenue           12/07 at 100     AAA            492,365
                Bonds, Series 1997, 5.650%, 12/01/16

     1,000     Wisconsin Center District, Senior Dedicated Tax Revenue Bonds, Series        No Opt. Call     AAA            346,220
                1996A, 0.000%, 12/15/17

               Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds,
                Series 1999:
     1,000      5.250%, 12/15/23                                                            No Opt. Call     AAA            913,690
       500      5.250%, 12/15/27                                                            No Opt. Call     AAA            451,930
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.5%

     1,000     Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996 Series    6/06 at 102    Baa2            949,650
                A (American Airlines, Inc. Project), 6.250%, 6/01/26 (Alternative
                Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 8.7%

       145     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 1994-T,     7/04 at 102     AAA            156,011
                6.375%, 7/01/24  (Pre-refunded to 7/01/04)

       125     Puerto Rico Telephone Authority, Revenue Refunding Bonds, Series M,       1/03 at 101 1/2     AAA            128,779
                5.400%, 1/01/08 (Pre-refunded to 1/01/03)

               Southeast Wisconsin Professional Baseball Park District, Sales Tax
                Revenue Bonds, Series 1996:
       225      5.650%, 12/15/16 (Pre-refunded to 3/13/07)                                   3/07 at 101     AAA            231,320
     1,600      5.800%, 12/15/26 (Pre-refunded to 3/13/07)                                   3/07 at 101     AAA          1,662,928

       150     Redevelopment Authority of the City of Superior, Revenue Bonds, Series        5/02 at 102   AA***            154,326
                1994 (Superior Memorial Hospital Inc. - FHA-Insured Mortgage Loan),
                5.600%, 11/01/07 (Pre-refunded to 5/01/02)

     1,000     Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Series        12/06 at 101     AAA          1,035,950
                1996B, 5.700%, 12/15/20  (Pre-refunded to 12/15/06)

_________
27

                    Portfolio of Investments

                    May 31, 2000

   Principal                                                                                Optional Call                    Market
Amount (000)  Description                                                                    Provisions*     Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
              Utilities - 3.7%
  $     315   Guam Power Authority, Revenue Bonds, 1992 Series A, 6.300%, 10/01/22          10/02 at 102       AAA      $   331,893
      1,085   Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%, 10/01/23          10/03 at 102       AAA          979,017
        115   Puerto Rico Electric Power Authority, Power Revenue Bonds,
               Series T, 6.000%, 7/01/16                                                     7/04 at 102      BBB+          116,247
-----------------------------------------------------------------------------------------------------------------------------------
  $  43,870   Total Investments (cost $41,285,662) - 100.8%                                                              38,850,664
==============---------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - (0.8)%                                                                       (317,744)
              ---------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                         $38,532,920
              =====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

______
28

        Statement of Net Assets
        May 31, 2000

                                                                            Kansas             Missouri           Wisconsin
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                $  101,289,327     $    205,066,055      $   38,850,664
Cash                                                                     3,040,146            3,851,425           1,938,208
Receivables:
   Interest                                                              1,701,128            3,910,613             790,173
   Investments sold                                                          5,130              225,200             194,252
   Shares sold                                                              38,574               66,815              70,426
Other assets                                                                   498                3,542                 943
---------------------------------------------------------------------------------------------------------------------------
     Total assets                                                      106,074,803          213,123,650          41,844,666
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                 6,778,803            2,177,931           3,123,966
   Shares redeemed                                                         175,578              233,381              14,090
Accrued expenses:
   Management fees                                                          46,050               97,053              15,528
   12b-1 distribution and service fees                                      22,576               43,532              10,974
   Other                                                                    51,551               80,587              56,147
Dividends payable                                                          186,166              384,806              91,041
---------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                   7,260,724            3,017,290           3,311,746
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $   98,814,079     $    210,106,360      $   38,532,920
===========================================================================================================================
Class A Shares
Net assets                                                          $   86,460,133     $    194,270,714      $   30,145,648
Shares outstanding                                                       9,059,146           19,087,185           3,261,541
Net asset value and redemption price per share                      $         9.54     $          10.18      $         9.24
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                  $         9.96     $          10.63      $         9.65
===========================================================================================================================
Class B Shares
Net assets                                                          $    5,360,811     $      5,164,504      $    3,976,704
Shares outstanding                                                         565,257              507,546             428,936
Net asset value, offering and redemption price per share            $         9.48     $          10.18      $         9.27
===========================================================================================================================
Class C Shares
Net assets                                                          $    5,632,994     $     10,228,927      $    4,365,824
Shares outstanding                                                         589,095            1,005,595             471,285
Net asset value, offering and redemption price per share            $         9.56     $          10.17      $         9.26
===========================================================================================================================
Class R Shares
Net assets                                                          $    1,360,141     $        442,215      $       44,744
Shares outstanding                                                         141,823               43,449               4,822
Net asset value, offering and redemption price per share            $         9.59     $          10.18      $         9.28
===========================================================================================================================

                                 See accompanying notes to financial statements.
____
29

     Statement of Operations
     Year Ended May 31, 2000

                                                                                 Kansas              Missouri            Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                        $    6,987,418          $ 14,359,755         $  2,136,761
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                 633,115             1,258,134              208,401
12b-1 service fees - Class A                                                    203,754               427,130               60,040
12b-1 distribution and service fees - Class B                                    57,974                50,683               37,526
12b-1 distribution and service fees - Class C                                    44,910                88,840               28,784
Shareholders' servicing agent fees and expenses                                 166,213               299,567               56,312
Custodian's fees and expenses                                                    58,812                75,636               46,920
Trustees' fees and expenses                                                       4,266                 7,702                1,301
Professional fees                                                                 2,841                 7,377                6,918
Shareholders' reports - printing and mailing expenses                            54,635                73,282               20,056
Federal and state registration fees                                              12,494                15,805               15,728
Other expenses                                                                    7,892                10,594                  995
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          1,246,906             2,314,750              482,981
   Custodian fee credit                                                          (7,753)              (16,157)              (3,620)
   Expense reimbursement                                                         (6,917)                   --              (47,420)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  1,232,236             2,298,593              431,941
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         5,755,182            12,061,162            1,704,820
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                        (1,856,917)           (2,020,468)            (477,769)
Net change in unrealized appreciation or depreciation of investments         (9,891,964)          (19,301,987)          (3,230,901)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (11,748,881)          (21,322,455)          (3,708,670)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    $   (5,993,699)         $ (9,261,293)        $ (2,003,850)
==================================================================================================================================

___                              See accompanying notes to financial statements.
30

                      Statement of Changes in Net Assets



                                                         Kansas                        Missouri                   Wisconsin
                                              ----------------------------  ---------------------------  ---------------------------
                                                Year Ended     Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                   5/31/00        5/31/99        5/31/00        5/31/99       5/31/00       5/31/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  5,755,182  $    5,613,417  $ 12,061,162   $ 12,319,943   $ 1,704,820   $ 1,433,507
Net realized gain (loss) from investment
  transactions                                  (1,856,917)        392,767    (2,020,468)       932,600      (477,769)       31,594
Net change in unrealized appreciation or
  depreciation of investments                   (9,891,964)     (1,874,001)  (19,301,987)    (3,631,812)   (3,230,901)     (354,954)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                    (5,993,699)      4,132,183    (9,261,293)     9,620,731    (2,003,850)    1,110,147
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
     Class A                                    (5,121,797)     (5,236,017)  (11,141,958)   (11,626,924)   (1,391,257)   (1,227,494)
     Class B                                      (259,717)       (199,683)     (236,092)      (155,720)     (151,936)     (104,859)
     Class C                                      (267,160)       (171,237)     (550,719)      (531,389)     (155,424)      (97,280)
     Class R                                       (58,522)         (8,514)      (23,125)        (4,200)       (4,000)       (3,847)
From accumulated net realized gains from
     investment transactions:
     Class A                                            --              --      (180,545)            --       (21,301)           --
     Class B                                            --              --        (4,669)            --        (2,734)           --
     Class C                                            --              --       (10,309)            --        (2,580)           --
     Class R                                            --              --          (388)            --           (71)           --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                               (5,707,196)     (5,615,451   (12,147,805)   (12,318,233)   (1,729,303)   (1,433,480)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                19,554,426      31,570,124    20,575,977     30,981,161     9,278,100    10,740,181
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                                  2,362,345       2,397,854     4,893,389      5,097,764     1,090,876       960,959
------------------------------------------------------------------------------------------------------------------------------------
                                                21,916,771      33,967,978    25,469,366     36,078,925    10,368,976    11,701,140
Cost of shares redeemed                        (37,887,663)    (13,183,041)  (51,574,976)   (22,186,899)   (4,679,549)   (2,401,689)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                 (15,970,892)     20,784,937   (26,105,610)    13,892,026     5,689,427     9,299,451
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets          (27,671,787)     19,301,669   (47,514,708)    11,194,524     1,956,274     8,976,118
Net assets at the beginning of year            126,485,866     107,184,197   257,621,068    246,426,544    36,576,646    27,600,528
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $ 98,814,079  $4,126,485,866  $210,106,360   $257,621,068   $38,532,920   $36,576,646
====================================================================================================================================
Balance of undistributed net investment
  income at the end of year                   $     48,398  $          412  $    114,337   $      5,069   $     3,150   $       947
====================================================================================================================================



__________                       See accompanying notes to financial statements.
31

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kansas Municipal Bond Fund ("Kansas"), the Nuveen Flagship Missouri Municipal Bond Fund ("Missouri") and the Nuveen Flagship Wisconsin Municipal Bond Fund ("Wisconsin") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Kansas, Missouri and Wisconsin had outstanding when-issued purchase commitments of $6,778,803, $2,177,931 and $3,123,966, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

____
32

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                                Kansas
                                                                      ----------------------------------------------------------
                                                                              Year Ended                      Year Ended
                                                                                5/31/00                         5/31/99
                                                                      --------------------------      --------------------------
                                                                         Shares         Amount           Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                             1,507,689   $ 15,241,284         2,070,976  $  22,111,543
  Class B                                                                79,805        789,360           338,463      3,592,058
  Class C                                                               222,627      2,197,281           485,599      5,195,815
  Class R                                                               134,165      1,326,501            63,074        670,708

Shares issued to shareholders due to reinvestment of distributions:

  Class A                                                               213,525      2,107,243           204,225      2,180,079
  Class B                                                                11,564        113,298            11,758        124,503
  Class C                                                                14,018        138,819             8,496         90,854
  Class R                                                                   301          2,985               225          2,418
--------------------------------------------------------------------------------------------------------------------------------
                                                                      2,183,694     21,916,771         3,182,816     33,967,978
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

  Class A                                                            (3,443,748)   (33,609,519)       (1,133,132)   (12,087,524)
  Class B                                                              (149,143)    (1,440,844)          (34,327)      (362,189)
  Class C                                                              (234,477)    (2,284,078)          (68,688)      (732,197)
  Class R                                                               (56,973)      (553,222)             (104)        (1,131)
--------------------------------------------------------------------------------------------------------------------------------
                                                                     (3,884,341)   (37,887,663)       (1,236,251)   (13,183,041)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (1,700,647)  $(15,970,892)        1,946,565  $  20,784,937
================================================================================================================================

____
33

                                                                                               Missouri
                                                                     -----------------------------------------------------------
                                                                               Year Ended                    Year Ended
                                                                                5/31/00                        5/31/99
                                                                     ---------------------------    ----------------------------
                                                                       Shares            Amount         Shares       Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                            1,628,096     $   17,199,446     2,059,573   $  23,245,894
   Class B                                                              108,880          1,149,216       347,008       3,910,407
   Class C                                                              204,033          2,143,915       305,854       3,443,979
   Class R                                                                7,847             83,400        33,982         380,881

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                              435,828          4,587,139       415,813       4,695,252
   Class B                                                                9,242             97,108         9,733         109,725
   Class C                                                               19,257            202,833        25,897         291,783
   Class R                                                                  598              6,309            89           1,004
--------------------------------------------------------------------------------------------------------------------------------
                                                                      2,413,781         25,469,366     3,197,949      36,078,925
--------------------------------------------------------------------------------------------------------------------------------

Shares redeemed:
   Class A                                                           (4,424,031)       (46,242,665)   (1,812,770)    (20,424,817)
   Class B                                                              (86,351)          (895,197)      (30,293)       (338,255)
   Class C                                                             (427,653)        (4,433,319)     (124,260)     (1,397,146)
   Class R                                                                 (370)            (3,795)       (2,376)        (26,681)
--------------------------------------------------------------------------------------------------------------------------------
                                                                     (4,938,405)       (51,574,976    (1,969,699)    (22,186,899)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              (2,524,624)    $  (26,105,610     1,228,250   $  13,892,026
================================================================================================================================

                                                                                              Wisconsin
                                                                     -----------------------------------------------------------
                                                                               Year Ended                    Year Ended
                                                                                5/31/00                        5/31/99
                                                                     ---------------------------    ----------------------------
                                                                       Shares            Amount         Shares       Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                           $  659,994       6,363,307       608,036    $   6,270,838
   Class B                                                               87,325         842,656       210,301        2,185,117
   Class C                                                              218,789       2,071,829       215,001        2,223,917
   Class R                                                                   33             308         5,783           60,309

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                               94,935         905,114        79,265          821,500
   Class B                                                                7,208          69,002         6,147           63,822
   Class C                                                               11,768         112,454         6,933           72,025
   Class R                                                                  449           4,306           347            3,612
--------------------------------------------------------------------------------------------------------------------------------
                                                                      1,080,501      0,368, 976     1,131,813       11,701,140
--------------------------------------------------------------------------------------------------------------------------------

Shares redeemed:
   Class A                                                             (357,250)     (3,363,693)     (188,176)      (1,949,001)
   Class B                                                              (36,619)       (344,944)      (27,493)        (285,123)
   Class C                                                              (97,550)       (915,013)      (16,267)        (167,457)
   Class R                                                               (6,109)        (55,899)          (11)            (108)
--------------------------------------------------------------------------------------------------------------------------------
                                                                       (497,528)     (4,679,549)     (231,947)      (2,401,689)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                              $  582,973       5,689,427       899,866    $   9,299,451
================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:

                                                                       Kansas                 Missouri         Wisconsin
--------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                           $ .0410                  $ .0455            $ .0365
   Class B                                                             .0350                    .0390              .0305
   Class C                                                             .0365                    .0405              .0320
   Class R                                                             .0430                    .0470              .0380
================================================================================================================================

______
34

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
Purchases:
     Long-term municipal securities                         $ 61,358,106      $ 46,937,087       $16,343,068
     Short-term municipal securities                           6,795,000         5,100,000         1,500,000
Sales and maturities:
     Long-term municipal securities                           73,770,654        75,641,570         9,621,490
     Short-term municipal securities                           6,795,000         5,100,000         1,500,000
===================================================================================================================
At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
                                                            $105,941,617      $212,034,266       $41,665,901
===================================================================================================================
At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
2003                                                        $  4,239,199      $          -       $         -
2004                                                                   -                 -                 -
2005                                                                   -                 -                 -
2006                                                                   -                 -                 -
2007                                                                   -                 -                 -
2008                                                             671,721           856,804            97,530
-------------------------------------------------------------------------------------------------------------------
                                                            $  4,910,920      $    856,804       $    97,530
===================================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at
May 31, 2000, were as follows:

                                                                Kansas          Missouri          Wisconsin
-------------------------------------------------------------------------------------------------------------------
Gross unrealized:
     appreciation                                           $  1,278,287      $  3,169,795       $   197,088
     depreciation                                             (5,930,577)      (10,138,006)       (3,012,325)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                  $ (4,652,290)     $ (6,968,211)      $(2,815,237)
===================================================================================================================



6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                               Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                .5500 of 1%
For the next $125 million                                 .5375 of 1
For the next $250 million                                 .5250 of 1
For the next $500 million                                 .5125 of 1
For the next $1 billion                                   .5000 of 1
For net assets over $2 billion                            .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

______________
35

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                                $      87,684    $     197,431   $     69,823
Paid to authorized dealers                                                    87,684          191,626         69,823
==================================================================================================================================

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Commission advances                                                    $     100,231    $     105,515   $     99,913
==================================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                    $      74,894    $      58,148   $     44,312
==================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                          $      62,454    $      23,983   $     20,099
==================================================================================================================================

7. Composition of Net Assets
At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                           Kansas         Missouri       Wisconsin
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $ 108,328,891    $ 217,817,038   $ 41,442,537
Balance of undistributed net investment income                                48,398          114,337          3,150
Accumulated net realized gain (loss) from investment transactions         (6,096,115)      (2,029,804)      (477,769)
Net unrealized appreciation (depreciation) of investments                 (3,467,095)      (5,795,211)    (2,434,998)
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $  98,814,079    $ 210,106,360   $ 38,532,920
==================================================================================================================================


____________
36

                Financial Highlights

                Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                  Investment Operations                Less Distributions
                            ----------------------------------  -------------------------------



KANSAS**                                       Net
                                         Realized/
                                        Unrealized
                 Beginning       Net       Invest-                   Net                           Ending
                       Net   Invest-          ment               Invest-                              Net
Year Ended           Asset      ment          Gain                  ment   Capital                  Asset         Total
May 31,              Value    Income        (Loss)      Total     Income     Gains       Total      Value    Return (a)
------------------------------------------------------------------------------------------------------------------------
Class A (1/92)
        2000       $ 10.49     $ .50       $ (.96)    $ (.46)    $ (.49)     $  --     $ (.49)     $ 9.54        (4.38)%
        1999         10.60       .51         (.11)       .40       (.51)        --       (.51)      10.49         3.81
        1998         10.19       .52          .41        .93       (.52)        --       (.52)      10.60         9.32
        1997          9.83       .53          .36        .89       (.53)        --       (.53)      10.19         9.21
        1996         10.01       .54         (.18)       .36       (.54)        --       (.54)       9.83         3.63

Class B (2/97)
        2000         10.43       .42         (.95)      (.53)      (.42)        --       (.42)       9.48        (5.14)
        1999         10.54       .43         (.11)       .32       (.43)        --       (.43)      10.43         3.07
        1998         10.13       .44          .41        .85       (.44)        --       (.44)      10.54         8.57
        1997 (d)     10.23       .13         (.12)       .01       (.11)        --       (.11)      10.13          .13

Class C (2/97)
        2000         10.51       .45         (.96)      (.51)      (.44)        --       (.44)       9.56        (4.89)
        1999         10.63       .45         (.11)       .34       (.46)        --       (.46)      10.51         3.18
        1998         10.21       .47          .42        .89       (.47)        --       (.47)      10.63         8.85
        1997 (d)     10.18       .15          .04        .19       (.16)        --       (.16)      10.21         1.85

Class R (2/97)
        2000         10.55       .52         (.96)      (.44)      (.52)        --       (.52)       9.59        (4.22)
        1999         10.66       .54         (.11)       .43       (.54)        --       (.54)      10.55         4.06
        1998         10.22       .56          .43        .99       (.55)        --       (.55)      10.66         9.84
        1997 (d)     10.20       .18         (.02)       .16       (.14)        --       (.14)      10.22         1.55
=======================================================================================================================

                                                  Ratios/Supplemental Data
                    --------------------------------------------------------------------------------------
                                 Before Credit/           After             After Credit/
                                 Reimbursement       Reimbursement (b)    Reimbursement (c)
                              -------------------   -------------------  -------------------
                                            Ratio                 Ratio                Ratio
                                           of Net                of Net               of Net
KANSAS**                                  Invest-               Invest-              Invest-
                                 Ratio       ment   Ratio of       ment  Ratio of       ment
                              Expenses     Income   Expenses     Income  Expenses     Income
                      Ending        to         to         to         to        to         to
                         Net   Average    Average    Average    Average   Average    Average    Portfolio
Year Ended            Assets       Net        Net        Net        Net       Net        Net     Turnover
May 31,                (000)    Assets     Assets     Assets     Assets    Assets     Assets         Rate
----------------------------------------------------------------------------------------------------------
Class A (1/92)
        2000        $ 86,460      1.01%      5.04%      1.01%      5.05%     1.00%      5.06%          54%
        1999         113,140       .90       4.63        .76       4.78       .75       4.78           27
        1998         102,217       .90       4.79        .71       4.98       .71       4.98           13
        1997          95,891      1.03       4.89        .68       5.24       .68       5.24           40
        1996          96,694      1.08       4.80        .57       5.31       .57       5.31           55

Class B (2/97)
        2000           5,361      1.77       4.31       1.77       4.31      1.76       4.32           54
        1999           6,497      1.65       3.89       1.51       4.03      1.51       4.03           27
        1998           3,238      1.65       4.02       1.45       4.22      1.45       4.22           13
        1997 (d)         605      1.65*      4.24*      1.27*      4.62*     1.27*      4.62*          40

Class C (2/97)
        2000           5,633      1.57       4.51       1.56       4.51      1.56       4.52           54
        1999           6,171      1.45       4.10       1.32       4.23      1.32       4.23           27
        1998           1,716      1.44       4.21       1.24       4.41      1.24       4.41           13
        1997 (d)          91      1.45*      4.49*      1.09*      4.85*     1.09*      4.85*          40

Class R (2/97)
        2000           1,360       .85       5.32        .85       5.32       .84       5.33           54
        1999             679       .70       4.87        .59       4.97       .59       4.97           27
        1998              12       .70       4.97        .51       5.16       .51       5.16           13
        1997 (d)          --       .08*      6.53*        --       6.61*       --       6.61*          40
==========================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

_____
37

                   Selected data for a share outstanding throughout each period:

Class (Inception Date)

                            Investment Operations       Less Distributions
                          -------------------------  -------------------------                       ----------------------------
                                                                                                                   Before Credit/
                                                                                                                   Reimbursement
                                                                                                                -----------------
                                                                                                                            Ratio
                                                                                                                           of Net
MISSOURI**                                Net                                                                             Invest-
                                    Realized/                                                                   Ratio of     ment
                                   Unrealized                                                                   Expenses   Income
                Beginning     Net     Invest-            Net                     Ending                 Ending        to       to
                      Net  Invest       ment         Invest-                        Net                    Net   Average  Average
Year Ended          Asset    ment       Gain            ment   Capital            Asset      Total      Assets       Net      Net
May 31,             Value  Income     (Loss)  Total   Income     Gains   Total    Value  Return(a)       (000)    Assets   Assets
---------------------------------------------------------------------------------------------------------------------------------
Class A (8/87)
        2000    $   11.12  $  .55  $    (.93) $(.38) $  (.55)  $  (.01)  $(.56)  $10.18      (3.47)  $ 194,271       .96%    5.25%
        1999        11.23     .55       (.11)   .44     (.55)       --    (.55)   11.12       3.95     238,498       .86     4.87
        1998        10.80     .56        .43    .99     (.56)       --    (.56)   11.23       9.32     233,456       .87     5.02
        1997        10.51     .56        .29    .85     (.56)       --    (.56)   10.80       8.29     218,924      1.00     5.13
        1996        10.72     .58       (.21)   .37     (.58)       --    (.58)   10.51       3.51     212,717      1.05     5.12

Class B (2/97)
        2000        11.11     .47       (.93)  (.46)    (.46)     (.01)   (.47)   10.18      (4.13)      5,165      1.71     4.51
        1999        11.23     .47       (.12)   .35     (.47)       --    (.47)   11.11       3.09       5,286      1.61     4.12
        1998        10.80     .47        .44    .91     (.48)       --    (.48)   11.23       8.53       1,677      1.62     4.25
        1997 (d)    10.81     .16       (.01)   .15     (.16)       --    (.16)   10.80       1.40         454      1.62*    4.42*

Class C (2/94)
        2000        11.11     .49       (.93)  (.44)    (.49)     (.01)   (.50)   10.17      (4.03)     10,229      1.50     4.69
        1999        11.23     .49       (.12)   .37     (.49)       --    (.49)   11.11       3.31      13,444      1.41     4.32
        1998        10.80     .50        .43    .93     (.50)       --    (.50)   11.23       8.74      11,253      1.42     4.47
        1997        10.50     .51        .29    .80     (.50)       --    (.50)   10.80       7.80       7,968      1.55     4.57
        1996        10.72     .51       (.21)   .30     (.52)       --    (.52)   10.50       2.84       6,220      1.60     4.54
Class R (2/97)
        2000        11.12     .57       (.93)  (.36)    (.57)     (.01)   (.58)   10.18      (3.29)        442       .77     5.47
        1999        11.23     .58       (.12)   .46     (.57)       --    (.57)   11.12       4.17         393       .66     5.07
        1998        10.80     .58        .43   1.01     (.58)       --    (.58)   11.23       9.56          41       .67     5.22
        1997 (d)    10.90     .17       (.12)   .05     (.15)       --    (.15)   10.80        .43          34       .67*    5.53*
=================================================================================================================================

                       Ratios/Supplemental Data
                     --------------------------------------
                          After               After Credit/
                      Reimbursement (b)     Reimbursement (c)
                     -------------------   ------------------
                                   Ratio                Ratio
                                  of Net               of Net
MISSOURI**                       Invest-              Invest-
                      Ratio of      ment   Ratio of      ment
                      Expenses    Income   Expenses    Income
                            to        to         to        to
                       Average   Average    Average   Average    Portfolio
Year Ended                 Net       Net        Net       Net     Turnover
May 31,                 Assets    Assets     Assets    Assets         Rate
--------------------------------------------------------------------------
Class A (8/87)
        2000               .96%     5.25%       .95%     5.26%          21%
        1999               .86      4.87        .86      4.87           12
        1998               .87      5.02        .87      5.02           19
        1997               .86      5.27        .86      5.27           41
        1996               .80      5.37        .80      5.37           38

Class B (2/97)
        2000              1.71      4.51       1.70      4.52           21
        1999              1.61      4.13       1.61      4.13           12
        1998              1.62      4.25       1.62      4.25           19
        1997 (d)          1.45*     4.59*      1.45*     4.59*          41

Class C (2/94)
        2000              1.50      4.69       1.49      4.70           21
        1999              1.41      4.32       1.41      4.32           12
        1998              1.42      4.47       1.42      4.47           19
        1997              1.40      4.72       1.40      4.72           41
        1996              1.35      4.79       1.35      4.79           38
Class R (2/97)
        2000               .77      5.47        .76      5.48           21
        1999               .65      5.08        .65      5.08           12
        1998               .67      5.22        .67      5.22           19
        1997 (d)           .55*     5.65*       .55*     5.65*          41
============================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

                   _______

                              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations                                   Less Distributions
                             ---------------------                                   ------------------


WISCONSIN

                                           Net
                                     Realized/
                                    Unrealized
               Beginning       Net     Invest-                      Net                                Ending
                     Net   Invest-        ment                  Invest-                                   Net
Year Ended         Asset      ment        Gain                     ment     Capital                     Asset         Total
May 31,            Value    Income      (Loss)       Total       Income       Gains        Total        Value     Return(a)
---------------------------------------------------------------------------------------------------------------------------
Class A (6/94)
        2000     $ 10.20     $ .44      $ (.95)     $ (.51)     $ (.44)      $ (.01)      $ (.45)      $ 9.24      (5.04)%
        1999       10.28       .47        (.08)        .39        (.47)          --         (.47)       10.20       3.83
        1998        9.80       .49         .49         .98        (.50)          --         (.50)       10.28      10.19
        1997        9.61       .51         .19         .70        (.51)          --         (.51)        9.80       7.40
        1996        9.79       .50        (.18)        .32        (.50)          --         (.50)        9.61       3.35

Class B (2/97)
        2000       10.23       .37        (.95)       (.58)       (.37)        (.01)        (.38)        9.27      (5.75)
        1999       10.31       .39        (.08)        .31        (.39)          --         (.39)       10.23       3.05
        1998        9.82       .42         .49         .91        (.42)          --         (.42)       10.31       9.46
        1997 (d)    9.87       .12        (.06)        .06        (.11)          --         (.11)        9.82        .60

Class C (2/97)
        2000       10.22       .39        (.95)       (.56)       (.39)        (.01)        (.40)        9.26      (5.56)
        1999       10.30       .41        (.07)        .34        (.42)          --         (.42)       10.22       3.29
        1998        9.82       .44         .49         .93        (.45)          --         (.45)       10.30       9.59
        1997 (d)    9.87       .13        (.07)        .06        (.11)          --         (.11)        9.82        .65
Class R (2/97)
        2000       10.23       .46        (.94)       (.48)       (.46)        (.01)        (.47)        9.28      (4.73)
        1999       10.31       .49        (.08)        .41        (.49)          --         (.49)       10.23       4.04
        1998        9.82       .53         .48        1.01        (.52)          --         (.52)       10.31      10.47
        1997 (d)    9.87       .15        (.07)        .08        (.13)          --         (.13)        9.82        .84
--------------------------------------------------------------------------------------------------------------------------

                                                        Ratios/Supplemental Data
                      ---------------------------------------------------------------------------------------------
                                   Before Credit/            After                   After Credit/
                                    Reimbursement      Reimbursement (b)          Reimbursement (c)
                                    -------------      -----------------          -----------------
                                            Ratio                  Ratio                      Ratio
WISCONSIN**                                of Net                 of Net                     of Net
                                          Invest-                Invest-                    Invest-
                             Ratio of        ment    Ratio of       ment     Ratio of          ment
                             Expenses      Income    Expenses     Income     Expenses        Income
                    Ending         to          to          to         to           to            to
                       Net    Average     Average     Average    Average      Average       Average     Portfolio
Year Ended          Assets        Net         Net         Net        Net          Net           Net      Turnover
May 31,              (000)     Assets      Assets      Assets     Assets       Assets        Assets          Rate
--------------------------------------------------------------------------------------------------------------------
Class A (6/94)
        2000     $  30,146       1.14%      4.50%      1.02%       4.62%        1.01%        4.63%        26%
        1999        29,217       1.16       4.05        .68        4.53          .68         4.53          9
        1998        24,313       1.36       4.06        .55        4.87          .55         4.87         10
        1997        14,004       1.61       4.10        .51        5.20          .51         5.20         42
        1996        12,370       1.51       4.15        .64        5.02          .64         5.02         47

Class B (2/97)
        2000         3,977       1.89       3.75       1.76        3.87         1.75         3.88         26
        1999         3,795       1.91       3.30       1.43        3.78         1.43         3.79          9
        1998         1,877       2.08       3.28       1.32        4.04         1.32         4.04         10
        1997 (d)        20       2.18*      3.57*       .94*       4.81*         .94*        4.81*        42

Class C (2/97)
        2000         4,366       1.69       3.95       1.57        4.07         1.56         4.08         26
        1999         3,457       1.71       3.51       1.23        3.99         1.23         3.99          9
        1998         1,366       1.89       3.47       1.11        4.25         1.11         4.25         10
        1997 (d)        76       1.98*      3.62*       .69*       4.91*         .69*        4.91*        42

Class R (2/97)
        2000            45        .92       4.67        .79        4.81          .78         4.82         26
        1999           107        .96       4.26        .48        4.73          .48         4.74          9
        1998            45       1.12       4.28        .32        5.08          .32         5.08         10
        1997 (d)        40       1.28*      4.39*        --        5.67*          --         5.67*        42
-----------------------------------------------------------------------------------------------------------------

*       Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c)     After custodian fee credit and expense reimbursement, where applicable.

(d)     From commencement of class operations as noted.

_______
39

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust
IV:


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000


____
40

Fund Information


Board of Trustees                       Transfer Agent and Shareholder Services

Robert P. Bremner                       Chase Global Funds Services Company
                                        73 Tremont Street
Lawrence H. Brown                       Boston, MA 02108

Anne E. Impellizzeri                    (800) 257-8787

Peter R. Sawers                         Legal Counsel

William J. Schneider                    Morgan, Lewis &
                                        Bockius LLP
Timothy R. Schwertfeger                 Washington, D.C.

Judith M. Stockdale                     Independent Public Accountants

Fund Manager                            Arthur Andersen LLP
Nuveen Advisory Corp.                   Chicago, IL
333 West Wacker Drive
Chicago, IL 60606


____
41

     Serving
Investors
         For Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com